UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _3/31__

Date of reporting period:  3/31/16__

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
March 31, 2016

Templeton BRIC Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Templeton BRIC Fund	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and Statement of Investments	13
Financial Statements	18
Notes to Financial Statements	22
Report of Independent Registered
Public Accounting Firm	30
Tax Information	31
Meeting of Shareholders	32
Board Members and Officers	33
Shareholder Information	38

Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton BRIC Fund

This annual report for Templeton BRIC Fund covers the fiscal year ended March 31, 2016. The reorganization of Templeton BRIC Fund into Templeton Developing Markets Trust, as approved by shareholders, was completed on May 13, 2016. Shares of Templeton BRIC Fund share classes A, C and Advisor were exchanged for shares in Templeton Developing Markets Trust share classes A, C and Advisor, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies—those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in, or have 50% or more of their assets in, BRIC countries.

Performance Overview

The Fund’s Class A shares had a -12.06% cumulative total return for the 12 months ended March 31, 2016. In comparison, the MSCI BRIC Index had a -15.11% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*China Region includes China, Hong Kong and Taiwan.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review as many emerging market economies continued to grow and many developed market economies continued to recover. For the 12 months ended March 31, 2016, BRIC stocks, as measured by the MSCI BRIC Index, had a -15.11% total return.1

Events in China significantly affected stock performance in all regions during the 12 months under review. China under-performed its BRIC peers, as measured by the MSCI China Index’s -18.66% total return for the 12-month period.1 China’s gross domestic product (GDP) grew an estimated 6.7% in 2016’s first quarter, after expanding 6.9% in 2015, as growth in industrial production, fixed-asset investments and retail sales was countered by weakness in imports and exports.2 The People’s Bank of China (PBOC) cut its benchmark interest rate and the cash reserve requirement ratio for banks several times to support liquidity, credit and growth. Furthermore, the PBOC lowered short-term borrowing costs for smaller banks to help banks access funds in times of a liquidity crunch and to avoid

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

franklintempleton.com

Annual Report

3

TEMPLETON BRIC FUND

heightened volatility in money market rates. After reaching multi-year highs in 2015’s second quarter, Chinese equity markets corrected amid investor concerns about economic growth and liquidity. Investor anxiety about China’s moderating economic growth and lower commodity demand, as well as the PBOC’s effective currency devaluation, contributed to volatility in global stock, commodity and currency markets. However, accommodative monetary policies of several major central banks provided investors with some optimism. China took additional monetary and fiscal stimulus measures to support economic growth, bolstering investor sentiment in December. But a plunge in China’s domestic A-share market on January 4, which triggered the country’s new circuit-breaker system and halted trading, led to declines in emerging market stocks, exacerbated by a collapse in crude oil prices and investor concerns about global economic growth. Stocks began to regain some ground in late January as crude oil prices appeared to stabilize and the PBOC further reduced the cash reserve requirement ratio for banks.

Indian stocks, as measured by the MSCI India Index, had a -13.15% total return for the 12 months under review, resulting partly from the Indian rupee’s weakness against the U.S. dollar.1 India’s GDP grew 7.3% year-over-year in the December quarter, down from the September quarter’s 7.7% rate.3 Growth drivers included the manufacturing and services sectors, which offset weakness in the agriculture industry. After reducing its benchmark interest rate several times in 2015, the Reserve Bank of India maintained the rate at 6.75% in 2016’s first quarter. The inflation rate rose to a period high in January but declined slightly in February.

Brazilian stocks, as measured by the MSCI Brazil Index, had a -11.47% total return for the 12-month period, resulting from currency depreciation and investor concerns about lower commodity prices, high interest rates, credit rating downgrades, political instability and a continued economic downturn.1 In 2015’s fourth quarter, Brazil’s quarterly GDP continued to contract, largely due to a decline in consumption and investments, but at a slower rate compared with the second and third quarters. For 2015 as a whole, GDP contracted 3.8%.4 The Central Bank of Brazil paused from raising its benchmark interest rate, which stood at a nine-year high of 14.25% at period-end, as it sought to balance concerns about rising inflation and domestic and global economic risks. Political, economic and debt concerns led independent credit rating agencies Standard & Poor’s (S&P), Moody’s Investors Service and Fitch Ratings to lower Brazil’s sovereign credit rating to below investment grade (lower than BBB-/Baa3), with S&P lowering the country’s rating further below investment grade, to BB.5 Brazilian stocks rallied toward period-end as the likelihood of President Dilma Rousseff’s impeachment raised investors’ hopes for a change in leadership well before the 2018 election.

Russia was the strongest BRIC performer, as measured by the MSCI Russia Index’s +2.48% total return for the 12 months under review.1 Russia’s GDP contracted 3.7% in 2015, the first annual decline since 2009, due to low oil prices, economic sanctions and a weak currency.6 Despite a high inflation rate, the Central Bank of Russia (CBR) cut its benchmark interest rate several times during the period’s first half to stimulate the economy. In March, the CBR left the interest rate unchanged at 11.00% as it remained concerned about inflation risks resulting from oil market developments and budget uncertainties. In February, the government announced plans to launch a privatization drive to ease fiscal pressures amid a low oil price environment. In the same month, Russia and certain Organization of the Petroleum Exporting Countries (OPEC) members (Saudi Arabia, Venezuela and Qatar) agreed to freeze oil production at January levels, contingent on cooperation from other OPEC members and several other major oil producers.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

3. Source: India Central Statistics Office.
4. Source: Brazilian Institute of Geography and Statistics (IBGE).
5. This does not indicate a rating of the Fund.
6. Source: Federal State Statistics Service, Russia.

4 Annual Report franklintempleton.com

TEMPLETON BRIC FUND

Manager’s Discussion

During the 12 months under review, stock price corrections exacerbated by the U.S. dollar’s strength against most emerging market currencies affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor economic and market developments in BRIC countries and globally while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Key detractors from the Fund’s absolute performance during the 12-month reporting period included positions in Beijing Capital Land, Banco Bradesco and China Life Insurance.

Beijing Capital Land, a midsize residential and commercial property developer, participated in the Chinese equity market’s overall strength in April 2015. Indications that the company was well positioned to benefit from the development of the Beijing-Tianjin-Hebei regions also contributed to investor enthusiasm. However, the Chinese market’s subsequent correction and the company’s release of weak first-half 2015 corporate results showing a sharp profit margin decline hurt the company’s stock price. Shares remained weak over most of the period as full-year 2015 results also disappointed due to continued profit margin decline. Supporting the company’s shares were the Chinese equity market’s rebound near period-end, investor expectations of further monetary easing and the company’s potential A-share issuance.

Banco Bradesco, one of Brazil’s largest financial conglomerates, continued to produce solid corporate results despite the country’s difficult economic environment. However, investor concerns about deteriorating asset quality and higher loan-loss provisions weighed on share price performance. The Brazilian market as a whole came under pressure during most of the reporting period, further hurting Banco Bradesco’s shares. Lower commodity and energy prices coincided with an economic recession, rising unemployment and political uncertainty, pressuring equities and the Brazilian real. S&P’s, Moody’s and Fitch’s downgrades of the country’s sovereign credit rating to below investment grade further heightened market anxiety. However, the increased likelihood of President Dilma Rousseff’s impeachment raised investors’ hopes for a change in leadership well before the 2018 election, bolstering investor confidence and leading Brazilian stocks, including Banco Bradesco’s, to rebound sharply in 2016’s first quarter.

China Life Insurance is one of China’s largest life insurance companies. Disappointing 2015 earnings, mainly due to

Top 10 Holdings
3/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Tencent Holdings Ltd.	8.6%
Internet Software & Services, China
China Mobile Ltd.	6.1%
Wireless Telecommunication Services, China
Naspers Ltd.	4.4%
Media, South Africa
Reliance Industries Ltd.	3.5%
Oil, Gas & Consumable Fuels, India
Banco Bradesco SA	3.3%
Banks, Brazil
JD.com Inc.	3.2%
Internet & Catalog Retail, China
Bajaj Holdings and Investment Ltd.	3.2%
Diversified Financial Services, India
China Petroleum and Chemical Corp.	3.1%
Oil, Gas & Consumable Fuels, China
Alibaba Group Holding Ltd.	3.0%
Internet Software & Services, China
Dr. Reddy’s Laboratories Ltd.	2.8%
Pharmaceuticals, India

weaker-than-expected investment income in 2015’s second half and a decline in the recurring investment yield, as well as investor concerns about a lower interest rate environment and the Chinese currency’s depreciation, hurt the stock price during the period. Further dampening investor sentiment were concerns that China Life’s recent acquisitions of commercial banks might raise the company’s risk profile.

Despite a challenging market environment, many of the Fund’s holdings performed well. Key contributors to absolute performance included investments in TravelSky Technology, Tencent Holdings and TSMC (Taiwan Semiconductor Manufacturing Co.).

TravelSky is the monopoly provider of information technology (IT) solutions for China’s air travel and tourism industries. Its shares appreciated substantially in April, benefiting from regulatory changes that allowed mainland Chinese mutual funds to buy Hong Kong-listed shares. Although its share price subsequently declined, it recovered in the latter part of the reporting period. Supporting the company’s shares were solid 2015 earnings, largely driven by cost-cutting measures; expected capitalization and monetization of TravelSky’s mobile application, UmeTrip; China’s airport infrastructure plans; and growth in travelers.

Tencent is one of the world’s largest and most widely used Inter-net service portals. Founded in 1998 to provide instant

franklintempleton.com Annual Report 5

TEMPLETON BRIC FUND

messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues. Moreover, China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth.

TSMC is the world’s largest independent integrated circuit foundry. Better-than-expected fourth-quarter 2015 earnings and company management’s upgraded guidance for 2016’s first quarter supported share price performance. Analysts’ suggestions that TSMC may win exclusive rights to supply processors for the next-generation Apple iPhones also helped the company’s share performance. Furthermore, a strong semiconductor demand outlook, driven by rising silicon content in mobile devices and other objects with embedded technology and network connectivity, led investors to view the company positively.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar rose in value relative to most emerging market currencies during the period, and the Fund benefited from a relatively low allocation to Russia, whose currency was the weakest among BRIC countries. However, one cannot expect the same result in future periods.

During the past 12 months, our continued search for what we considered undervalued companies with attractive prospects led us to undertake selective purchases within BRIC countries and initiate exposure to South Africa. In sector terms, we made selective purchases largely in IT, consumer discretionary and health care.7 Key purchases included new investments in the aforementioned China Life Insurance; Naspers, a South Africa-listed diversified media group with interests in Internet services, pay television and print media companies in China, India,

Russia and elsewhere; and Alibaba Group Holding, China’s largest e-commerce company.

Conversely, we conducted some sales as we sought to strategically reposition the Fund’s portfolio and meet share redemptions. As a result, we trimmed investments largely in Brazil and China primarily through China H shares.8 In sector terms, we reduced investments largely in financials, energy and materials.9 Key sales included closing positions in Chinese commercial banks ICBC (Industrial and Commercial Bank of China) and Bank of China, as well as trimming investments in China Construction Bank and in the aforementioned TravelSky Technology and Beijing Capital Land.

Thank you for your participation in Templeton BRIC Fund. It has been a pleasure serving your investment needs.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment;
and software in the SOI. The consumer discretionary sector comprises auto components, automobiles, Internet and catalog retail, media, and specialty retail in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
8. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
9. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises construction materials, containers and packaging, and metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report

franklintempleton.com

TEMPLETON BRIC FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	3/31/16	3/31/15		Change
A (TABRX)	$8.39	$9.78	-$	1.39
C (TPBRX)	$8.22	$9.64	-$	1.42
Advisor (TZBRX)	$8.36	$9.74	-$	1.38

Distributions[1] (4/1/15–3/31/16)

Dividend
Share Class	Income
A	$0.2167
C	$0.1939
Advisor	$0.2243

See page 10 for Performance Summary footnotes.

franklintempleton.com

Annual Report

7

TEMPLETON BRIC FUND

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(with waiver)	(without waiver)
A				1.97%	2.04%
1-Year	-12.06%	-17.14%	$8,286
5-Year	-40.74%	-10.99%	$5,586
Since Inception (6/1/06)	-2.79%	-0.89%	$9,162
C				2.72%	2.79%
1-Year	-12.68%	-13.53%	$8,647
5-Year	-42.78%	-10.57%	$5,722
Since Inception (6/1/06)	-9.18%	-0.98%	$9,082
Advisor[7]				1.72%	1.79%
1-Year	-11.82%	-11.82%	$8,818
5-Year	-39.85%	-9.67%	$6,015
Since Inception (6/1/06)	-0.60%	-0.06%	$9,940

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

TEMPLETON BRIC FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

franklintempleton.com Annual Report 9

TEMPLETON BRIC FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in BRIC companies, which are located in, or operate in, emerging market countries, involve heightened risks related to the same factors, in addition to those associated with these companies’ smaller size, lesser liquidity and the lack of established legal, political, busi-
ness and social frameworks to support securities markets in the countries in which they operate. The Fund is a nondiversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares. All invest-
ments in emerging markets should be considered long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 7/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -36.06% and -5.67%.
8. Source: Morningstar. The MSCI BRIC Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia,
India and China.
See www.franklintempletondatasources.com for additional data provider information.

10 Annual Report franklintempleton.com

TEMPLETON BRIC FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Annual Report

11

TEMPLETON BRIC FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,051.50	$10.15
Hypothetical (5% return before expenses)	$1,000	$1,015.10	$9.97
C
Actual	$1,000	$1,048.30	$13.93
Hypothetical (5% return before expenses)	$1,000	$1,011.40	$13.68
Advisor
Actual	$1,000	$1,052.60	$8.83
Hypothetical (5% return before expenses)	$1,000	$1,016.40	$8.67

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.98%; C: 2.72%;
and Advisor: 1.72%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

12 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton BRIC Fund
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.78	$10.32	$11.28	$12.21	$15.44
Income from investment operations[a]:
Net investment income[b]	0.10	0.13	0.28	0.12	0.14
Net realized and unrealized gains (losses)	(1.27)	(0.53)	(0.90)	(0.99)	(3.22)
Total from investment operations	(1.17)	(0.40)	(0.62)	(0.87)	(3.08)
Less distributions from net investment income	(0.22)	(0.14)	(0.34)	(0.06)	(0.15)
Net asset value, end of year	$8.39	$9.78	$10.32	$11.28	$12.21

Total return[c]	(12.06)%	(3.89)%	(5.69)%	(7.15)%	(19.93)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.15%	2.07%	2.10%	2.06%	2.02%
Expenses net of waiver and payments by affiliates	1.99%	2.00%	2.00%	2.06%	2.02%
Net investment income	1.09%	1.20%	2.61%	1.02%	1.05%

Supplemental data
Net assets, end of year (000’s)	$93,606	$136,298	$182,772	$270,172	$398,712
Portfolio turnover rate	39.59%	30.87%	19.88%	29.92%	18.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.64	$10.16	$11.10	$12.04	$15.20
Income from investment operations[a]:
Net investment income[b]	0.03	0.06	0.20	0.03	0.05
Net realized and unrealized gains (losses)	(1.26)	(0.52)	(0.89)	(0.97)	(3.16)
Total from investment operations	(1.23)	(0.46)	(0.69)	(0.94)	(3.11)
Less distributions from net investment income	(0.19)	(0.06)	(0.25)	—	(0.05)
Net asset value, end of year	$8.22	$9.64	$10.16	$11.10	$12.04

Total return[c]	(12.68)%	(4.57)%	(6.37)%	(7.81)%	(20.46)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.88%	2.79%	2.82%	2.77%	2.72%
Expenses net of waiver and payments by affiliates	2.72%	2.72%	2.72%	2.77%	2.72%
Net investment income	0.36%	0.48%	1.89%	0.31%	0.35%

Supplemental data
Net assets, end of year (000’s)	$26,775	$41,594	$58,216	$89,887	$127,570
Portfolio turnover rate	39.59%	30.87%	19.88%	29.92%	18.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.74	$10.28	$11.25	$12.18	$15.42
Income from investment operations[a]:
Net investment income[b]	0.12	0.16	0.30	0.15	0.15
Net realized and unrealized gains (losses)	(1.28)	(0.52)	(0.90)	(0.98)	(3.19)
Total from investment operations	(1.16)	(0.36)	(0.60)	(0.83)	(3.04)
Less distributions from net investment income	(0.22)	(0.18)	(0.37)	(0.10)	(0.20)
Net asset value, end of year	$8.36	$9.74	$10.28	$11.25	$12.18

Total return	(11.82)%	(3.55)%	(5.48)%	(6.86)%	(19.66)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.88%	1.79%	1.82%	1.77%	1.72%
Expenses net of waiver and payments by affiliates	1.72%	1.72%	1.72%	1.77%	1.72%
Net investment income	1.36%	1.48%	2.89%	1.31%	1.35%

Supplemental data
Net assets, end of year (000’s)	$4,190	$6,838	$9,426	$13,549	$23,410
Portfolio turnover rate	39.59%	30.87%	19.88%	29.92%	18.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2016

Templeton BRIC Fund
	Industry	Shares	Value
Common Stocks 90.1%
Brazil 6.3%
AES Tiete Energia SA	Independent Power & Renewable
	Electricity Producers	313,000	$1,344,199
Ambev SA	Beverages	374,430	1,957,491
BM&F BOVESPA SA	Diversified Financial Services	497,300	2,124,635
BRF SA	Food Products	91,200	1,299,890
M Dias Branco SA	Food Products	12,300	230,187
Mahle-Metal Leve SA Industria e Comercio	Auto Components	2,000	13,089
Totvs SA	Software	113,800	859,846
			7,829,337
China 44.3%
[a] Alibaba Group Holding Ltd., ADR	Internet Software & Services	46,740	3,693,862
[a] Baidu Inc., ADR	Internet Software & Services	17,940	3,424,387
Beijing Capital Land Ltd., H	Real Estate Management & Development	2,939,800	1,224,072
Brilliance China Automotive Holdings Ltd	Automobiles	770,000	797,063
China Construction Bank Corp., H	Banks	2,048,000	1,309,478
China Life Insurance Co. Ltd., H	Insurance	1,096,000	2,704,202
China Medical System Holdings Ltd	Pharmaceuticals	1,554,400	2,156,064
China Mobile Ltd	Wireless Telecommunication Services	681,859	7,594,426
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	5,854,392	3,848,917
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	4,318,000	2,282,197
[a] Chinasoft International Ltd	IT Services	7,178,000	2,646,404
CPMC Holdings Ltd	Containers & Packaging	4,331,300	2,138,472
[a] JD.com Inc., ADR	Internet & Catalog Retail	152,081	4,030,147
Leju Holdings Ltd., ADR	Internet Software & Services	123,741	644,691
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	998,000	663,845
Ping An Insurance (Group) Co. of China Ltd	Insurance	425,000	2,035,328
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	381,200	756,764
[a] SouFun Holdings Ltd., ADR	Internet Software & Services	106,986	640,846
Tencent Holdings Ltd	Internet Software & Services	526,795	10,763,599
TravelSky Technology Ltd., H	IT Services	1,092,700	1,794,556
			55,149,320
Hong Kong 1.1%
Luk Fook Holdings (International) Ltd	Specialty Retail	604,184	1,372,340
India 24.5%
Apollo Tyres Ltd	Auto Components	673,735	1,778,526
Bajaj Holdings and Investment Ltd	Diversified Financial Services	181,042	4,012,681
Biocon Ltd	Biotechnology	358,724	2,616,999
Cairn India Ltd	Oil, Gas & Consumable Fuels	896,312	2,081,316
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	75,863	3,475,351
Grasim Industries Ltd	Construction Materials	14,235	825,922
ICICI Bank Ltd	Banks	438,660	1,566,808
Infosys Ltd	IT Services	141,199	2,596,374
Maharashtra Seamless Ltd	Metals & Mining	725,197	1,573,422
Mindtree Ltd	IT Services	169,314	1,669,374
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	605,700	1,957,292
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	276,584	4,363,227
Tata Consultancy Services Ltd	IT Services	42,320	1,609,827
[a] Tata Motors Ltd., A	Automobiles	74,531	324,368
			30,451,487

16 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT O F INVESTMENTS

Templeton BRIC Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
Russia 5.5%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	582,446	$2,512,090
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	73,700	2,831,185
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	6,250	240,094
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	22,153	480,720
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	64,100	827,531
			6,891,620
South Africa 4.4%
Naspers Ltd., N	Media	39,617	5,530,650
Taiwan 4.0%
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	541,300	1,425,181
Merida Industry Co. Ltd	Leisure Products	100,000	442,437
Pacific Hospital Supply Co. Ltd	Health Care Equipment & Supplies	210,500	532,001
PChome Online Inc	Internet Software & Services	49,000	539,322
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	405,000	2,037,072
			4,976,013
Total Common Stocks
(Cost $108,029,820)			112,200,767
Preferred Stocks 8.0%
Brazil 8.0%
Banco Bradesco SA, ADR, pfd	Banks	552,599	4,116,863
Itau Unibanco Holding SA, ADR, pfd	Banks	335,772	2,884,281
Itausa – Investimentos Itau SA, pfd	Banks	832,839	1,890,134
[a] Petroleo Brasileiro SA, ADR, pfd	Oil, Gas & Consumable Fuels	241,500	1,093,995
Total Preferred Stocks
(Cost $12,929,854)			9,985,273
Total Investments before Short Term
Investments
(Cost $120,959,674)			122,186,040
Short Term Investments
(Cost $2,805,832) 2.3%
Money Market Funds 2.3%
United States 2.3%
[a,c] Institutional Fiduciary Trust Money
Market Portfolio		2,805,832	2,805,832
Total Investments
(Cost $123,765,506) 100.4%			124,991,872
Other Assets, less Liabilities (0.4)%			(421,433)
Net Assets 100.0%			$124,570,439

See Abbreviations on page 29.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2016, the value of this security was
$480,720, representing 0.39% of net assets.
cSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Templeton BRIC Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$120,959,674
Cost - Non-controlled affiliates (Note 3f)	2,805,832
Total cost of investments	$123,765,506
Value - Unaffiliated issuers	$122,186,040
Value - Non-controlled affiliates (Note 3f)	2,805,832
Total value of investments	124,991,872
Receivables:
Capital shares sold	42,840
Dividends	10,462
Foreign tax	98,272
Other assets	77
Total assets	125,143,523
Liabilities:
Payables:
Capital shares redeemed	227,415
Management fees	133,338
Distribution fees	75,137
Transfer agent fees	84,915
Professional fees	49,243
Accrued expenses and other liabilities	3,036
Total liabilities	573,084
Net assets, at value	$124,570,439
Net assets consist of:
Paid-in capital	$437,736,871
Distributions in excess of net investment income	780,506
Net unrealized appreciation (depreciation)	1,170,363
Accumulated net realized gain (loss)	(315,117,301)
Net assets, at value	$124,570,439

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON BRIC FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2016

Templeton BRIC Fund

Class A:
Net assets, at value	$93,606,025
Shares outstanding	11,160,955
Net asset value per share[a]	$8.39
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.90
Class C:
Net assets, at value	$26,774,732
Shares outstanding	3,256,238
Net asset value and maximum offering price per share[a]	$8.22
Advisor Class:
Net assets, at value	$4,189,682
Shares outstanding	500,799
Net asset value and maximum offering price per share	$8.36

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Templeton BRIC Fund

Investment income:
Dividends (net of foreign taxes of $555,698)	$4,773,834
Expenses:
Management fees (Note 3a)	2,015,294
Distribution fees: (Note 3c)
Class A	312,313
Class C	341,426
Transfer agent fees: (Note 3e)
Class A	483,900
Class C	143,688
Advisor Class	25,538
Custodian fees (Note 4)	35,901
Reports to shareholders	37,619
Registration and filing fees	52,212
Professional fees	73,219
Trustees’ fees and expenses	7,141
Other	58,648
Total expenses	3,586,899
Expenses waived/paid by affiliates (Note 3f and 3g)	(269,472)
Net expenses	3,317,427
Net investment income	1,456,407
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(17,605,497)
Foreign currency transactions	(71,818)
Net realized gain (loss)	(17,677,315)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,040,888)
Translation of other assets and liabilities denominated in foreign currencies	464
Net change in unrealized appreciation (depreciation)	(5,040,424)
Net realized and unrealized gain (loss)	(22,717,739)
Net increase (decrease) in net assets resulting from operations	$(21,261,332)

20 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton BRIC Fund

	Year Ended March 31,

	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$1,456,407	$2,405,122
Net realized gain (loss)	(17,677,315)	8,342,204
Net change in unrealized appreciation (depreciation)	(5,040,424)	(17,156,611)
Net increase (decrease) in net assets resulting from operations	(21,261,332)	(6,409,285)
Distributions to shareholders from:
Net investment income:
Class A	(2,629,172)	(2,092,490)
Class C	(688,263)	(270,191)
Advisor Class	(129,412)	(138,571)
Total distributions to shareholders	(3,446,847)	(2,501,252)
Capital share transactions: (Note 2)
Class A	(24,582,849)	(39,817,856)
Class C	(9,218,932)	(14,770,395)
Advisor Class	(1,649,391)	(2,184,847)
Total capital share transactions	(35,451,172)	(56,773,098)
Net increase (decrease) in net assets	(60,159,351)	(65,683,635)
Net assets:
Beginning of year	184,729,790	250,413,425
End of year	$124,570,439	$184,729,790
Undistributed net investment income included in net assets:
End of year	$780,506	$313,876

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton BRIC Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger

22 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax

franklintempleton.com

Annual Report

23

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2016			2015
	Shares		Amount	Shares	Amount

Class A Shares:
Shares sold	1,283,875	$11,523,371		1,663,035	$17,836,239
Shares issued in reinvestment of distributions	314,193		2,582,670	205,575	2,039,325
Shares redeemed	(4,376,947)		(38,688,890)	(5,644,625)	(59,693,420)
Net increase (decrease)	(2,778,879)	$(24,582,849)		(3,776,015)	$(39,817,856)

Class C Shares:
Shares sold	203,870		$1,849,344	310,908	$3,239,852
Shares issued in reinvestment of distributions	78,853		636,347	25,130	246,273
Shares redeemed	(1,342,706)		(11,704,623)	(1,750,888)	(18,256,520)
Net increase (decrease)	(1,059,983)		$(9,218,932)	(1,414,850)	$(14,770,395)

Advisor Class Shares:
Shares sold	405,125		$3,984,701	221,366	$2,420,582
Shares issued in reinvestment of distributions	13,327		109,150	11,621	114,703
Shares redeemed	(619,939)		(5,743,242)	(447,287)	(4,720,132)
Net increase (decrease)	(201,487)		$(1,649,391)	(214,300)	$(2,184,847)

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

For the year ended March 31, 2016, the annualized effective management fee rate was 1.300% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as

franklintempleton.com Annual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$22,558
CDSC retained	$2,388

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $653,126, of which $325,401 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

	Number of			Number of				% of Affiliated Fund
	Shares Held			Shares Held	Value			Shares Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	5,897,606	57,483,805	(60,575,579)	2,805,832	$2,805,832	$ —	$ —	0.01%

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.72% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

At March 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$85,086,528
2018	170,308,709
2019	12,538,988

Capital loss carryforwards not subject to expiration:
Short term	7,797,048
Long term	38,569,115
Total capital loss carryforwards	$314,300,388

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from Ordinary Income:	$3,446,847	$2,501,252

At March 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$125,903,213
Unrealized appreciation	$18,877,222
Unrealized depreciation	(19,788,563)
Net unrealized appreciation (depreciation)	$(911,341)
Distributable earnings – undistributed ordinary income	$2,101,296

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $57,622,803 and $92,500,599, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain companies recently impacted by the sanctions, the restrictions do not impact the existing investments in those issuers. At March 31, 2016 the Fund had 5.5% of its net assets invested in Russia.

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$720,814	$6,170,806	$—	$6,891,620
All Other Equity Investments[b]	115,294,420	—	—	115,294,420
Short Term Investments	2,805,832	—	—	2,805,832
Total Investments in Securities	$118,821,066	$6,170,806	$—	$124,991,872

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton BRIC Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure except for the following:

On May 13, 2016, Templeton Developing Markets Trust (Acquiring Fund), pursuant to an agreement and Plan of Reorganization approved on April 12, 2016 by shareholders of the Fund, acquired 100% of the Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of shares of the Acquiring Fund for the net assets of the Fund. Capital losses obtained by the Acquiring Fund, may be carried over to offset future capital gains subject to limitations.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

franklintempleton.com

Annual Report

29

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton BRIC Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton BRIC Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,165,793 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2015 to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Source Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$0.0298	$0.3408	$0.1666
Class C	$0.0298	$0.2315	$0.1132
Advisor Class	$0.0298	$0.3754	$0.1835

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

31

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON BRIC FUND

Meeting of Shareholders

Special Meeting of Shareholders, April 12, 2016

A Special Meeting of Shareholders (the “Meeting”) of Templeton BRIC Fund, a series of Templeton Global Investment Trust, was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on April 12, 2016. The purpose of the meeting was to approve an Agreement and Plan of Reorganization between Templeton Global Investment Trust, on behalf of its series, Templeton BRIC Fund, and Templeton Developing Markets Trust, that provides for: (i) the acquisition of substantially all of the assets of Templeton BRIC Fund by Templeton Developing Markets Trust in exchange solely for shares of Templeton Developing Markets Trust, (ii) the distribution of such shares to the shareholders of Templeton BRIC Fund, and (iii) the complete liquidation and dissolution of Templeton BRIC Fund. At the Meeting, shareholders approved the Agreement and Plan of Reorganization. No other business was transacted at the Meeting with respect to the fund.

The results of the voting at the Meeting are as follows:

Proposal: To approve an Agreement and Plan of Reorganization between Templeton Global Investment Trust, on behalf of its series, Templeton BRIC Fund, and Templeton Developing Markets Trust.

		% of	% of
	Number	Outstanding	Shares
	of Shares	Shares	Present
Affirmative	6,393,952.3330	39.078%	75.503%
Against	220,964.8430	1.350%	2.609%
Abstain	288,977.7540	1.766%	3.412%
Broker Non-Vote	1,564,633.0960	9.562%	18.476%

Total	8,468,528.0260	51.756%	100.000%

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street	(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	40	Navient Corporation (loan
300 S.E. 2nd Street	management, servicing and asset
Fort Lauderdale, FL 33301-1923	recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street	(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923	Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead	refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent	Canadian National Railway (railroad)
Trustee since	(2001-present), White Mountains
2007	Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held During
and Address		Position	Time Served	by Board Member*	at Least the Past 5 Years

J. Michael Luttig (1954)		Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)		Trustee	Since 2006	40	Emeritus Corporation (assisted
300 S.E. 2nd Street					living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923					Pharmaceuticals, Inc.
					(pharmaceutical products)
					(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)		Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street					refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)		Trustee	Since 2006	145	The Southern Company (energy
300 S.E. 2nd Street					company) (2014-present; previously
Fort Lauderdale, FL 33301-1923					2010-2012), Graham Holdings
					Company (education and media
					organization) (2011-present) and
					Cbeyond, Inc. (business
					communications provider)
					(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-
2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954)		Trustee	Since 2001	24	None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)		Trustee	Since 2006	40	El Oro Ltd (investments)
300 S.E. 2nd Street					(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

34	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth and		Length of		Fund Complex Overseen	Other Directorships Held During
Address	Position	Time Served		by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006		161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-
2015).

**Rupert H. Johnson, Jr. (1940) Chairman of the		Chairman of		145	None
One Franklin Parkway	Board, Trustee and	the Board,
San Mateo, CA 94403-1906	Vice President	Trustee since
		2013	, and
Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and Chief	Since 2012		Not Applicable	Not Applicable
Lyford Cay	Executive Officer –
Nassau, Bahamas	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive	Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer – Finance
San Mateo, CA 94403-1906	and Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com Annual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President –	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	AML Compliance
St. Petersburg, FL 33716-1205
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and Chief
Accounting Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

36 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and Vice	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	President	2013 and Vice
Fort Lauderdale,		President since
FL 33301-1923		2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present),
Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and
Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON BRIC FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Global Investment Trust, including Templeton BRIC Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and

Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds, and subadvisory agreements where applicable, were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON BRIC FUND
SHAREHOLDER INFORMATION

compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewal. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as selected by Lipper. The Broadridge report showed the Fund’s total return in 2015 to be in the middle performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods. The Board acknowledged the more recent improved performance of the Fund but noted that in October 2015 management had proposed, and the Board approved, the reorganization of this Fund into Templeton Developing Markets Trust. In light of this plan, the Board determined that no further action was necessary.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund com-

pared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report for the Fund showed its contractual investment management fee rate to be 20 basis points above the Lipper expense group median, and its actual total expense ratio to be the second-highest in its Lipper expense group, though shareholders have benefited from management fee waivers. The Board observed that the pending reorganization of the Fund into Templeton Developing Markets Trust in the first half of 2016 would benefit Fund shareholders by reducing fees and expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public

franklintempleton.com

Annual Report

39

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON BRIC FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

40 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON BRIC FUND
SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

41

Annual Report and Shareholder Letter
Templeton BRIC Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	405 A 05/16

Annual Report
and Shareholder Letter
March 31, 2016

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Emerging Markets Balanced Fund

This annual report for Templeton Emerging Markets Balanced Fund covers the fiscal year ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares had a -10.57% cumulative total return for the 12 months ended March 31, 2016. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global had a -3.70% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. Although some emerging market countries faced headwinds such as soft domestic demand, geopolitical crises, weak exports and high inflation, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015 than in 2014, and it continued to moderate in 2016’s first quarter as growth in industrial production, fixed-asset investments and retail sales was countered by weakness in imports and exports. Russia’s 2015 gross domestic product (GDP) contracted amid declining oil prices and a weakening Russian ruble. In 2015’s fourth quarter, Brazil’s quarterly GDP continued to contract but at a slower rate compared with the second and third quarters. In contrast, South Korea, Indonesia and Hungary showed signs of improvement.

Several emerging market central banks, including those of Brazil, Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of India, Russia and China, lowered their benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) also reduced the cash reserve requirement for banks several times during the

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the 12 months ended 3/31/16, the MSCI EM Index posted a -11.70% total return and the JPM EMBI Global posted a +4.36% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

franklintempleton.com

Annual Report

3

TEMPLETON EMERGING MARKETS BALANCED FUND

period to support liquidity, credit and growth. Additionally, the PBOC lowered short-term borrowing costs for smaller banks to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates. After effectively devaluating the Chinese currency several times during the period, the PBOC allowed it to appreciate against the U.S. dollar in March, which was in line with many currencies’ appreciation against the U.S. dollar for the same month.

Events in China significantly affected stock performance in all regions during the review period. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the PBOC’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. Investor concerns about China’s moderating economic growth and lower commodity demand, as well as the PBOC’s effective currency devaluation, particularly in August, contributed to volatility in global stock, commodity and currency markets. Price declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment.

However, accommodative monetary policies of several major central banks provided investors with some optimism. China took additional monetary and fiscal stimulus measures to support economic growth, bolstering investor sentiment in December. But a plunge in China’s domestic A-share market on January 4, which triggered the country’s new circuit-breaker system and halted trading, led to declines in emerging market stocks, exacerbated by a collapse in crude oil prices and investor concerns about global economic growth. Stocks began to regain some ground in late January as crude oil prices appeared to stabilize and the PBOC further reduced the cash reserve requirement for banks. For the 12 months ended March 31, 2016, emerging market stocks, as measured by the MSCI EM Index, had a -11.70% total return.1 U.S. dollar-denominated emerging market bonds, as measured by the JPM EMBI Global, generated a +4.36% total return for the same period.1

Despite the return of market pessimism in early 2016, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline inflation reflected structurally weaker global demand. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

assessment, and we were wary of the lack of inflation being priced into bond yields across the globe. In our view, there were more risks of inflation moving to the upside than to the downside, yet markets appeared to price in deflation and downside risks. Additionally, markets seemed to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on the opportunity sets in specific emerging market currencies and believed that fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk

4 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried through to the close of the period in March.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract, or a future, is an agreement between the
Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

During the 12 months under review, stock price corrections exacerbated by the U.S. dollar’s strength against most emerging

Top Five Equity Holdings
3/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Semiconductors & Semiconductor Equipment, Taiwan
Naspers Ltd.	3.5%
Media, South Africa
Unilever PLC	3.2%
Personal Products, U.K.
Tencent Holdings Ltd.	2.5%
Internet Software & Services, China
Brilliance China Automotive Holdings Ltd.	2.1%
Automobiles, China

market currencies affected the performance of most of the Fund’s equity investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Major detractors from the Fund’s absolute performance during the 12-month period included positions in Brilliance China Automotive Holdings, MTN Group and China Life Insurance.

Brilliance China Automotive, a major Chinese automobile manufacturer, has a joint venture with German luxury automobile manufacturer BMW to produce and sell BMW 3-series and 5-series models in China. The company’s reduced 2015 earnings, resulting from price cuts, larger dealer incentives and muted sales growth, led to the share price decline. Further hurting shares were investor concerns about competition and loss of market share. Investor sentiment improved in March, however, due to expectations that Brilliance China’s new product launches could drive sales and profitability in 2016’s second half.

MTN Group is Africa’s largest cellular network in subscriber terms. The South Africa-based company is the dominant mobile operator in Nigeria, where operations were impacted by a challenging business environment. Disappointing 2015 earnings amid a weak economic backdrop and regional currency depreciation hurt share price performance. Further weighing on investor sentiment was the Nigerian Communications Commission’s imposition of a significant fine. However, news that MTN offered a settlement led the share price to rebound toward period-end, as many investors expected that, if accepted, the settlement could eliminate a long, drawn-out dispute and possibly lead to a higher dividend payout.

franklintempleton.com Annual Report 5

TEMPLETON EMERGING MARKETS BALANCED FUND

China Life Insurance is one of China’s largest life insurance companies. Disappointing 2015 earnings, mainly due to weaker-than-expected investment income in 2015’s second half and a decline in the recurring investment yield, as well as investor concerns about a lower interest rate environment and the Chinese currency’s depreciation, hurt the stock price during the period. Further dampening investor sentiment were concerns that China Life’s recent acquisitions of commercial banks might raise the company’s risk profile.

Despite a challenging market environment, many of the Fund’s investment’s performed well and contributed to absolute performance. Key contributors included TSMC (Taiwan Semiconductor Manufacturing Co.), Unilever and Tencent Holdings.

TSMC is the world’s largest independent integrated circuit foundry. Better-than-expected fourth-quarter 2015 earnings and company management’s upgraded guidance for 2016’s first quarter supported share price performance. Analysts’ suggestions that TSMC may win exclusive rights to supply processors for the next-generation Apple iPhones also helped the company’s share performance. Furthermore, a strong semiconductor demand outlook, driven by rising silicon content in mobile devices and other objects with embedded technology and network connectivity, led investors to view the company positively.

Unilever is a U.K.-listed global consumer products company with a significant emerging market exposure. Its shares performed relatively well during the period, driven by better-than-expected 2015 corporate results and continued emerging market demand. Further supporting investor sentiment in Unilever were expectations that the company is well positioned to benefit from the growing demand for personal care, food, refreshment and home care products from the billions of people in emerging market countries.

Tencent is one of the world’s largest and most widely used Internet service portals. Founded in 1998 to provide instant messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues. Moreover, China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar appreciated against most emerging market currencies during the period, and the Fund’s equity portion benefited from relatively low allocations to markets with especially weak currencies, such as Brazil, Mexico and Russia. However, one cannot expect the same result in future periods.

During the past 12 months, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s equity holdings largely in South Korea, Taiwan, Brazil and India. We also initiated equity exposure to several countries, notably Russia and Cambodia. In sector terms, we increased the Fund’s equity investments mainly in information technology (IT) and consumer discretionary and initiated exposure to health care.2 Key purchases included new positions in Baidu.com, China’s leading Internet search engine, and Hon Hai Precision, a major Taiwanese electronics contract manufacturing company, as well as additional investment in Banco Bradesco, one of Brazil’s largest financial conglomerates.

Conversely, we reduced the Fund’s equity holdings largely in South Africa, Pakistan and China primarily in China H and Red Chip shares as we sought to focus on opportunities we considered more attractively valued within our investment universe.3 In sector terms, we reduced equity holdings largely in financials, energy and materials, and conducted some sales

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity section of the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and catalog retail; media; specialty retail; and textiles, apparel and luxury goods in the equity section of the SOI. The health care sector comprises pharmaceuticals in the equity section of the SOI.
3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.

6 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

in industrials.4 Key sales included closing the Fund’s position in Pakistan-based United Bank and trimming investments in Land and Houses, a Thai real estate developer, and Remgro, a South African conglomerate

Top Five Fixed Income Holdings*
3/31/16
% of Total
Issue/Issuer	Net Assets
Nota Do Tesouro Nacional, Brazil	4.6%
Government of Mexico	3.2%
Government of Ukraine	3.1%
Government of Indonesia	2.2%
Government of Ghana	2.2%
* Excludes short-term investments.

Fixed Income

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on in order to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the global bond and currency markets. We were positioned for depreciation of the euro, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, overall credit exposures and interest rate strategies contributed to absolute performance. Credit exposures in Europe contributed to absolute return. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Latin America, peripheral Europe and Asia ex-Japan contributed to absolute performance.

Overall currency positions detracted from absolute performance. Currency positions in Latin America and Asia ex-Japan detracted from absolute return, as did the Fund’s net-negative position in the euro, achieved through currency forward contracts.

4. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the equity section of the
SOI. The energy sector comprises oil, gas and consumable fuels in the equity section of the SOI. The materials sector comprises construction materials, paper and forest products, and metals and mining in the equity section of the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

7

TEMPLETON EMERGING MARKETS BALANCED FUND

Thank you for your participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	3/31/15		Change
A (TAEMX)	$8.33	$9.36	-$	1.03
C (N/A)	$8.25	$9.30	-$	1.05
R (N/A)	$8.32	$9.35	-$	1.03
Advisor (TZEMX)	$8.35	$9.38	-$	1.03

Distributions[1] (4/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.0404
R	$0.0211
Advisor	$0.0613

See page 13 for Performance Summary footnotes.

franklintempleton.com

Annual Report

9

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

				Total Annual Operating Expenses[6]
	Cumulative	Average Annual	Value of
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	(with waiver)	(without waiver)
A				1.48%	2.05%
1-Year	-10.57%	-15.70%	$8,430
3-Year	-20.97%	-9.34%	$7,451
Since Inception (10/3/11)	-6.36%	-2.74%	$8,825
C				2.23%	2.80%
1-Year	-11.29%	-12.18%	$8,782
3-Year	-22.69%	-8.22%	$7,731
Since Inception (10/3/11)	-9.48%	-2.19%	$9,052
R				1.73%	2.30%
1-Year	-10.79%	-10.79%	$8,921
3-Year	-21.47%	-7.74%	$7,853
Since Inception (10/3/11)	-7.39%	-1.69%	$9,261
Advisor				1.23%	1.80%
1-Year	-10.32%	-10.32%	$8,968
3-Year	-20.27%	-7.27%	$7,973
Since Inception (10/3/11)	-5.21%	-1.18%	$9,479

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

10 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 13 for Performance Summary footnotes.

franklintempleton.com

Annual Report

11

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 13 for Performance Summary footnotes.

12 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in emerging market countries involve special risks including currency fluctuations and economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 7/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

13

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 Annual Report

franklintempleton.com

		TEMPLETON EMERGING MARKETS BALANCED FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,071.20	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.47
C
Actual	$1,000	$1,065.90	$11.52
Hypothetical (5% return before expenses)	$1,000	$1,013.85	$11.23
R
Actual	$1,000	$1,068.70	$8.95
Hypothetical (5% return before expenses)	$1,000	$1,016.35	$8.72
Advisor
Actual	$1,000	$1,072.00	$6.37
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.48%;
C: 2.23%; R: 1.73% and Advisor:1.23%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

15

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Balanced Fund
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.36	$10.10	$11.38	$11.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.23	0.30	0.36	0.34	0.12
Net realized and unrealized gains (losses)	(1.22)	(0.67)	(1.32)	(0.08)	1.47
Total from investment operations	(0.99)	(0.37)	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.04)	(0.37)	(0.31)	(0.41)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.04)	(0.37)	(0.32)	(0.41)	(0.06)
Net asset value, end of year.	$8.33	$9.36	$10.10	$11.38	$11.53

Total return[e]	(10.57)%	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.25%	2.10%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.50%	1.53%	1.54%	1.44%	1.40%
Net investment income	2.65%	3.00%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of year (000’s)	$23,171	$30,151	$29,971	$26,559	$14,730
Portfolio turnover rate	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.30	$10.03	$11.32	$11.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.16	0.23	0.28	0.24	0.14
Net realized and unrealized gains (losses)	(1.21)	(0.66)	(1.31)	(0.07)	1.41
Total from investment operations	(1.05)	(0.43)	(1.03)	0.17	1.55
Less distributions from:
Net investment income	—	(0.30)	(0.25)	(0.34)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	—	(0.30)	(0.26)	(0.34)	(0.06)
Net asset value, end of year.	$8.25	$9.30	$10.03	$11.32	$11.49

Total return[e]	(11.29)%	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.98%	2.80%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%	2.23%	2.23%
Net investment income	1.92%	2.30%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of year (000’s)	$3,462	$4,079	$4,250	$3,256	$534
Portfolio turnover rate	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.35	$10.09	$11.37	$11.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.16	0.29	0.36	0.30	0.13
Net realized and unrealized gains (losses)	(1.17)	(0.68)	(1.34)	(0.07)	1.44
Total from investment operations	(1.01)	(0.39)	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.02)	(0.35)	(0.29)	(0.37)	(0.06)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.02)	(0.35)	(0.30)	(0.37)	(0.06)
Net asset value, end of year.	$8.32	$9.35	$10.09	$11.37	$11.51

Total return[e]	(10.79)%	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.48%	2.30%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.73%	1.73%
Net investment income	2.42%	2.80%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of year (000’s)	$149	$52	$53	$56	$20
Portfolio turnover rate	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.38	$10.11	$11.40	$11.54	$10.00
Income from investment operations[b]:
Net investment income[c]	0.25	0.34	0.42	0.37	0.12
Net realized and unrealized gains (losses)	(1.22)	(0.67)	(1.36)	(0.08)	1.49
Total from investment operations	(0.97)	(0.33)	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.06)	(0.40)	(0.34)	(0.43)	(0.07)
Net realized gains	—	—	(0.01)	(—)[d]	—
Total distributions	(0.06)	(0.40)	(0.35)	(0.43)	(0.07)
Net asset value, end of year.	$8.35	$9.38	$10.11	$11.40	$11.54

Total return[e]	(10.32)%	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.98%	1.80%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income	2.92%	3.30%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of year (000’s)	$6,522	$8,068	$8,911	$17,346	$12,087
Portfolio turnover rate	65.41%	48.32%	69.27%	4.65%	—%

aFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2016
Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 52.1%
Argentina 0.1%
MercadoLibre Inc	Internet Software & Services	400	$47,140
Belgium 1.2%
Anheuser-Busch InBev NV	Beverages	3,269	406,513
Brazil 1.2%
BM&F BOVESPA SA	Diversified Financial Services	9,000	38,451
CETIP SA Mercados Organizados	Capital Markets	11,400	127,145
Duratex SA	Paper & Forest Products	14,400	30,281
[a] Duratex SA, BDR	Paper & Forest Products	569	627
M Dias Branco SA	Food Products	5,600	104,801
Mahle-Metal Leve SA Industria e Comercio	Auto Components	6,600	43,195
Totvs SA	Software	7,300	55,157
			399,657
Cambodia 0.7%
NagaCorp Ltd	Hotels, Restaurants & Leisure	370,000	236,099
China 11.2%
[a] Baidu Inc., ADR	Internet Software & Services	2,835	541,145
Brilliance China Automotive Holdings Ltd	Automobiles	664,600	687,959
China Life Insurance Co. Ltd., H.	Insurance	66,000	162,844
China Mobile Ltd	Wireless Telecommunication Services	41,500	462,220
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	580,000	381,316
COSCO Pacific Ltd	Transportation Infrastructure	78,700	103,481
Dah Chong Hong Holdings Ltd	Distributors	143,700	58,537
NetEase Inc., ADR	Internet Software & Services	1,794	257,583
Poly Culture Group Corp. Ltd., H	Media	17,600	41,338
Tencent Holdings Ltd	Internet Software & Services	40,000	817,289
Uni-President China Holdings Ltd	Food Products	258,000	205,539
			3,719,251
Hong Kong 2.4%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	34,000	205,360
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	201,200	306,572
Sands China Ltd	Hotels, Restaurants & Leisure	67,600	274,936
			786,868
Hungary 0.5%
Richter Gedeon Nyrt.	Pharmaceuticals	8,173	162,974
India 4.3%
Dr. Reddy’s Laboratories Ltd., ADR	Pharmaceuticals	2,094	94,628
ICICI Bank Ltd., ADR	Banks	36,700	262,772
Infosys Ltd., ADR	IT Services	32,360	615,487
[a] Tata Motors Ltd., ADR	Automobiles	15,510	450,565
			1,423,452
Indonesia 3.2%
Astra International Tbk PT.	Automobiles	763,100	420,833
Bank Danamon Indonesia Tbk PT	Banks	1,801,700	520,782
Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	125,383
			1,066,998

20 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Mexico 0.4%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	6,100	$94,733
Nemak SAB de CV	Auto Components	15,000	21,565
[a] Telesites SAB de CV.	Diversified Telecommunication Services	6,100	3,442
			119,740
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	12,098	6,504
Pakistan 0.6%
Habib Bank Ltd	Banks	117,800	192,560
Peru 0.1%
[a] Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,896	21,315
Philippines 0.2%
[a] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	706,600	79,220
Russia 0.9%
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	6,952	150,858
[a] Yandex NV, A	Internet Software & Services	10,780	165,150
			316,008
Singapore 0.0%†
DBS Group Holdings Ltd	Banks	1,400	15,980
South Africa 5.8%
[a,c,d] Edcon Holdings Ltd., F wts., 2/20/49.	Specialty Retail	84	1
[a,c,d] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	17,113
[a,c,d] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	1,386
Massmart Holdings Ltd	Food & Staples Retailing	13,577	116,639
MTN Group Ltd	Wireless Telecommunication Services	23,808	218,030
Naspers Ltd., N	Media	8,313	1,160,519
Remgro Ltd	Diversified Financial Services	23,822	403,689
			1,917,377
South Korea 6.7%
Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	25	632
Daelim Industrial Co. Ltd	Construction & Engineering	2,845	225,759
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	2,587	214,997
Hankook Tire Co. Ltd	Auto Components	1,583	75,176
Hanon Systems	Auto Components	11,010	88,425
Hyundai Development Co	Construction & Engineering	8,160	327,322
iMarketkorea Inc	Trading Companies & Distributors	5,050	83,541
Interpark Corp	Internet & Catalog Retail	3,300	27,137
KT Skylife Co. Ltd	Media	13,494	195,545
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	570	652,842
SK Hynix Inc	Semiconductors & Semiconductor Equipment	14,140	347,478
			2,238,854
Taiwan 6.3%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	21,000	172,131
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	180,900	476,289
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	1,000	77,465
Pegatron Corp	Technology Hardware, Storage & Peripherals	70,200	163,687

franklintempleton.com

Annual Report

21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value

Common Stocks and Other Equity Interests (continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	240,000		$1,207,154
				2,096,726
Thailand 3.1%
Kasikornbank PCL, fgn	Banks	45,000		224,167
Kiatnakin Bank PCL, fgn	Banks	75,200		89,906
Land and Houses PCL, fgn	Real Estate Management & Development	200,800		51,157
Land and Houses PCL, NVDR	Real Estate Management & Development	212,660		54,179
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	43,500		86,988
Siam Commercial Bank PCL, fgn	Banks	22,800		91,512
Thai Beverage PCL, fgn	Beverages	214,100		113,612
Univanich Palm Oil PCL, fgn	Food Products	1,657,000		337,249
				1,048,770
United Kingdom 3.2%
Unilever PLC	Personal Products	23,186		1,050,359
Total Common Stocks and Other
Equity Interests (Cost $17,747,661)				17,352,365

[e] Participatory Notes (Cost $73,172)
0.2%
Saudi Arabia 0.2%
[f] Deutsche Bank AG/London, Samba Financial
Group, 144A, 9/27/16	Banks	10,797		58,730

Preferred Stocks 3.6%
Brazil 3.6%
Banco Bradesco SA, ADR, pfd	Banks	83,100		619,095
Itau Unibanco Holding SA, ADR, pfd	Banks	69,275		595,072
				1,214,167
Total Preferred Stocks
(Cost $1,030,790)				1,214,167

		Principal
		Amount*

Corporate Bonds and Notes 2.6%
Mexico 0.0%†
[f,g] Corporacion GEO SAB de CV, senior note, 144A,
8.875%, 3/27/22	Household Durables	200,000		130
Nigeria 0.5%
[f] Access Bank PLC, sub. note, 144A, 9.25% to
6/23/19, FRN thereafter, 6/24/21	Banks	200,000		167,156
Poland 0.4%
[f,h] Play Topco SA, senior note, 144A, PIK, 7.75%,
2/28/20	Communications Equipment	120,000	EUR	139,647
Romania 0.4%
[f] Cable Communications Systems NV, senior
secured note, 144A, 7.50%, 11/01/20	Media	100,000	EUR	121,701

22 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

		Principal
	Industry	Amount*			Value

Corporate Bonds and Notes (continued)
South Africa 0.3%
[c,f] Edcon Ltd.,
senior secured note, 144A, 9.50%, 3/01/18	Specialty Retail	135,000		EUR $	55,806
[h]senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	11,094		EUR	9,957
[h]senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	22,190		EUR	19,917
[h]senior secured note, 144A, PIK, 12.75%,
6/30/19	Specialty Retail	34,046		EUR	12,189
					97,869
Ukraine 1.0%
[f,i] Ukreximbank (BIZ Finance PLC), loan
participation, senior note, 144A, 9.75%, 1/22/25	Diversified Financial Services	400,000			344,000
Total Corporate Bonds and Notes
(Cost $1,269,069)					870,503

Foreign Government and Agency
Securities 26.5%
Brazil 4.7%
Letra Tesouro Nacional, Strip, 10/01/16.		80	[j]	BRL	20,800
Nota Do Tesouro Nacional,
10.00%, 1/01/17		1,720	[j]	BRL	465,723
10.00%, 1/01/21		310	[j]	BRL	75,590
10.00%, 1/01/23		10	[j]	BRL	2,336
10.00%, 1/01/25		2,820	[j]	BRL	636,509
10.00%, 1/01/27		30	[j]	BRL	6,607
[k]Index Linked, 6.00%, 8/15/18		80	[j]	BRL	62,815
[k]Index Linked, 6.00%, 5/15/19		70	[j]	BRL	54,877
[k]Index Linked, 6.00%, 8/15/20		20	[j]	BRL	15,602
[k]Index Linked, 6.00%, 8/15/22		60	[j]	BRL	46,099
[k]Index Linked, 6.00%, 5/15/23		128	[j]	BRL	98,114
[k]Index Linked, 6.00%, 8/15/24		10	[j]	BRL	7,661
[k]Index Linked, 6.00%, 5/15/45		100	[j]	BRL	73,612
					1,566,345
Colombia 0.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21		9,000,000		COP	3,060
senior bond, 9.85%, 6/28/27		12,000,000		COP	4,648
Titulos De Tesoreria B,
7.75%, 9/18/30		75,000,000		COP	23,571
senior bond, 7.00%, 5/04/22		14,000,000		COP	4,487
senior bond, 10.00%, 7/24/24		53,000,000		COP	19,794
senior bond, 7.50%, 8/26/26		24,000,000		COP	7,577
					63,137
Ecuador 1.7%
[f] Government of Ecuador, senior note, 144A, 7.95%,
6/20/24		700,000			583,887

franklintempleton.com		Annual Report			23

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Ghana 2.2%
Government of Ghana,
19.24%, 5/30/16	165,000		GHS	$42,720
24.44%, 5/29/17	10,000		GHS	2,626
23.00%, 8/21/17	310,000		GHS	80,332
23.23%, 2/19/18	140,000		GHS	36,345
23.47%, 5/21/18	280,000		GHS	72,916
24.50%, 10/22/18.	409,000		GHS	107,938
senior note, 24.00%, 11/23/20	1,470,000		GHS	384,040
				726,917
Indonesia 2.2%
Government of Indonesia,
7.875%, 4/15/19	36,000,000		IDR	2,779
8.375%, 3/15/34	890,000,000		IDR	69,053
FR31, 11.00%, 11/15/20	31,000,000		IDR	2,676
FR34, 12.80%, 6/15/21.	1,775,000,000		IDR	165,396
FR35, 12.90%, 6/15/22.	35,000,000		IDR	3,341
FR36, 11.50%, 9/15/19.	63,000,000		IDR	5,360
FR43, 10.25%, 7/15/22.	43,000,000		IDR	3,681
FR61, 7.00%, 5/15/22	24,000,000		IDR	1,766
senior bond, 5.625%, 5/15/23	9,000,000		IDR	610
senior bond, FR53, 8.25%, 7/15/21	208,000,000		IDR	16,420
senior bond, FR56, 8.375%, 9/15/26	109,000,000		IDR	8,760
senior bond, FR70, 8.375%, 3/15/24	5,538,000,000		IDR	439,577
senior note, 8.50%, 10/15/16	125,000,000		IDR	9,634
				729,053
Malaysia 0.5%
Government of Malaysia,
3.314%, 10/31/17.	80,000		MYR	20,640
senior bond, 4.262%, 9/15/16	180,000		MYR	46,465
senior bond, 3.814%, 2/15/17	140,000		MYR	36,217
senior note, 3.172%, 7/15/16	90,000		MYR	23,098
senior note, 3.394%, 3/15/17	50,000		MYR	12,893
senior note, 4.012%, 9/15/17	100,000		MYR	26,050
				165,363
Mexico 3.2%
Government of Mexico,
7.25%, 12/15/16	157,300	[l]	MXN	930,929
7.75%, 12/14/17	20,460	[l]	MXN	125,400
senior note, 8.50%, 12/13/18	100	[l]	MXN	633
senior note, M, 5.00%, 6/15/17	2,900	[l]	MXN	16,961
				1,073,923
Mongolia 0.5%
[f] Government of Mongolia, senior note, 144A,
5.125%, 12/05/22	200,000			156,273

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Philippines 0.7%
Government of the Philippines,
senior note, 1.625%, 4/25/16	6,170,000	PHP $	134,299
senior note, 3.875%, 11/22/19	4,010,000	PHP	88,844
senior note, 5-72, 2.125%, 5/23/18.	20,000	PHP	431
			223,574
Poland 0.9%
[m] Government of Poland,
FRN, 1.75%, 1/25/17	571,000	PLN	153,552
FRN, 1.75%, 1/25/21	579,000	PLN	153,290
			306,842
Republic of Montenegro 0.4%
[f] Government of Montenegro, 144A, 5.375%,
5/20/19	110,000	EUR	128,369
Senegal 0.6%
[f] Government of Senegal, 144A, 6.25%, 7/30/24	200,000		186,000
Serbia 1.2%
Serbia Treasury Bond, 8.00%, 10/22/20	14,830,000	RSD	146,337
Serbia Treasury Note,
10.00%, 12/19/16.	1,900,000	RSD	18,397
10.00%, 11/08/17.	510,000	RSD	5,129
10.00%, 4/27/18	17,600,000	RSD	179,203
10.00%, 3/20/21	2,430,000	RSD	25,794
10.00%, 6/05/21	2,500,000	RSD	26,517
			401,377
South Korea 0.1%
Korea Treasury Bond, senior note, 2.00%, 3/10/21 .	30,590,000	KRW	27,300
Sri Lanka 0.7%
Government of Sri Lanka,
10.60%, 7/01/19	1,200,000	LKR	7,870
10.60%, 9/15/19	30,000	LKR	196
9.25%, 5/01/20	160,000	LKR	985
A, 5.80%, 1/15/17	8,300,000	LKR	54,998
A, 7.50%, 8/15/18	20,000	LKR	125
A, 9.00%, 5/01/21	20,610,000	LKR	122,051
A, 11.00%, 8/01/21	960,000	LKR	6,195
B, 5.80%, 7/15/17	2,900,000	LKR	18,708
D, 8.50%, 6/01/18	3,780,000	LKR	24,367
			235,495
Ukraine 3.1%
[f] Government of Ukraine,
144A, 7.75%, 9/01/20	630,000		592,137
144A, 7.75%, 9/01/21	274,000		254,655
144A, 7.75%, 9/01/22	129,000		118,954
[a,n]144A, VRI, GDP Linked Securities, 5/31/40	252,000		83,905
			1,049,651

franklintempleton.com	Annual Report		25

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Uruguay 2.1%
[o] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	480,073		UYU	$14,012
senior bond, Index Linked, 5.00%, 9/14/18	84,732		UYU	2,671
senior bond, Index Linked, 4.375%, 12/15/28 .	9,600,390		UYU	280,665
senior bond, Index Linked, 4.00%, 7/10/30	332,593		UYU	9,355
Uruguay Notas del Tesoro,
11.00%, 3/21/17	80,000		UYU	2,414
7, 13.25%, 4/08/18.	1,290,000		UYU	39,189
[o]10, Index Linked, 4.25%, 1/05/17	33,505		UYU	1,053
[o]13, Index Linked, 4.00%, 5/25/25	164,174		UYU	4,922
[o]18, Index Linked, 2.25%, 8/23/17	2,794,317		UYU	85,064
[o]19, Index Linked, 2.50%, 9/27/22	67,010		UYU	1,852
senior note, 13.90%, 7/29/20	822,000		UYU	25,023
Uruguay Treasury Bill,
Strip, 4/21/16.	1,755,000		UYU	54,900
Strip, 6/09/16.	333,000		UYU	10,213
Strip, 7/28/16.	321,000		UYU	9,650
Strip, 9/15/16.	250,000		UYU	7,383
Strip, 11/03/16	330,000		UYU	9,563
Strip, 2/10/17.	140,000		UYU	3,913
Strip, 4/03/17.	1,935,000		UYU	53,051
Strip, 5/19/17.	2,590,000		UYU	69,848
				684,741
Zambia 1.5%
[f] Government of Zambia, senior bond, 144A,
8.97%, 7/30/27	230,000			190,272
[f] Government of Zambia International Bond,
144A, 5.375%, 9/20/22	200,000			152,318
144A, 8.50%, 4/14/24	200,000			166,545
				509,135
Total Foreign Government and
Agency Securities
(Cost $9,975,629)				8,817,382
Total Investments before Short Term
Investments (Cost $30,096,321)				28,313,147

Short Term Investments 13.1%
Foreign Government and Agency
Securities 1.2%
Malaysia 0.5%
[p] Bank of Negara Monetary Note, 5/03/16 -
10/18/16	625,000		MYR	158,747
[p] Malaysia Treasury Bill, 5/27/16 - 1/20/17	40,000		MYR	10,143
				168,890
Mexico 0.7%
[p] Mexico Treasury Bill, 4/14/16 - 2/02/17	392,940	[q]	MXN	225,276

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Philippines 0.0%†
[p] Philippine Treasury Bill, 8/03/16 - 2/22/17	860,000	PHP	$18,616
Uruguay 0.0%†
[p] Uruguay Treasury Bill, 4/11/16	30,000	UYU	943
Total Foreign Government and
Agency Securities (Cost $402,387)			413,725
Total Investments before Money
Market Funds (Cost $30,498,708)			28,726,872

	Shares
Money Market Funds (Cost $3,951,977) 11.9%
United States 11.9%
[a,r] Institutional Fiduciary Trust Money Market
Portfolio.	3,951,977		3,951,977
Total Investments (Cost $34,450,685)
98.1%.			32,678,849
Other Assets, less Liabilities 1.9%			625,313
Net Assets 100.0%.			$33,304,162

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2016, the value of this security was
$150,858, representing 0.45% of net assets.
cAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSee Note 9 regarding restricted securities.
eSee Note 1(e) regarding Participatory Notes.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $3,542,548, representing 10.64% of net assets.
gSee Note 7regarding defaulted securities.
hIncome may be received in additional securities and/or cash.
iSee Note 1(d) regarding loan participation notes.
jPrincipal amount is stated in 1,000 Brazilian Real Peso Units.
kRedemption price at maturity is adjusted for inflation. See Note 1(g).
lPrincipal amount is stated in 100 Mexican Peso units.
mThe coupon rate shown represents the rate at period end.
nThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
oPrincipal amount of security is adjusted for inflation. See Note 1(g).
pThe security is traded on a discount basis with no stated coupon rate.
qPrincipal amount is stated in 10 Mexican Peso Units.
rSee Note 3(f) regarding investments in affiliated management investment companies.

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

At March 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Malaysian Ringgit	JPHQ	Buy	310,750	$68,849	4/01/16	$10,752	$—
Malaysian Ringgit	JPHQ	Sell	310,750	78,456	4/01/16	—	(1,144)
Malaysian Ringgit	JPHQ	Buy	25,770	5,794	4/05/16	808	—
Malaysian Ringgit	DBAB	Buy	238,900	53,821	4/07/16	7,389	—
Ghanaian Cedi	BZWS	Buy	29,574	6,265	4/08/16	1,415	—
Chilean Peso	MSCO	Buy	13,909,000	20,278	4/11/16	464	—
Malaysian Ringgit	JPHQ	Buy	155,000	34,953	4/11/16	4,766	—
Chilean Peso	DBAB	Buy	56,385,000	82,326	4/18/16	1,707	—
Chilean Peso	DBAB	Buy	55,692,500	75,423	4/21/16	7,555	—
Euro	JPHQ	Sell	130,000	141,631	4/21/16	—	(6,433)
Euro	DBAB	Sell	121,000	130,995	4/22/16	—	(6,823)
Euro	JPHQ	Sell	66,000	74,096	4/25/16	—	(1,084)
South Korean Won	HSBK	Buy	25,000,000	21,474	4/25/16	335	—
South Korean Won	HSBK	Sell	25,000,000	20,244	4/25/16	—	(1,565)
South Korean Won	HSBK	Buy	7,000,000	6,013	4/26/16	94	—
South Korean Won	HSBK	Sell	7,000,000	5,659	4/26/16	—	(447)
Euro	DBAB	Sell	100,000	110,870	4/28/16	—	(3,049)
Euro	JPHQ	Sell	27,000	30,213	4/29/16	—	(545)
Indian Rupee	JPHQ	Buy	12,595,000	182,800	4/29/16	6,539	—
South Korean Won	HSBK	Buy	9,000,000	7,729	5/02/16	120	—
South Korean Won	HSBK	Sell	9,000,000	7,265	5/02/16	—	(585)
Chilean Peso	MSCO	Buy	27,874,500	38,779	5/12/16	2,672	—
Euro	BZWS	Sell	136,000	156,210	5/18/16	1,177	—
Euro	JPHQ	Sell	109,400	125,560	5/20/16	841	—
South Korean Won	JPHQ	Buy	145,000,000	132,523	5/23/16	—	(6,115)
South Korean Won	JPHQ	Sell	145,000,000	117,126	5/23/16	—	(9,282)
South Korean Won	HSBK	Buy	19,000,000	16,308	5/24/16	255	—
South Korean Won	HSBK	Sell	19,000,000	15,378	5/24/16	—	(1,185)
Malaysian Ringgit	HSBK	Buy	250,000	59,333	5/31/16	4,703	—
South Korean Won	HSBK	Buy	7,000,000	6,007	5/31/16	94	—
South Korean Won	HSBK	Sell	7,000,000	5,654	5/31/16	—	(447)
South Korean Won	JPHQ	Buy	145,000,000	130,267	5/31/16	—	(3,882)
South Korean Won	JPHQ	Sell	145,000,000	117,114	5/31/16	—	(9,271)
Chilean Peso	CITI	Buy	28,321,000	40,427	6/02/16	1,606	—
South Korean Won	HSBK	Buy	19,000,000	16,305	6/02/16	255	—
South Korean Won	HSBK	Sell	19,000,000	15,343	6/02/16	—	(1,217)
Euro	CITI	Sell	363,000	386,771	6/03/16	—	(27,251)
Euro	DBAB	Sell	123,000	137,860	6/06/16	—	(2,442)
South Korean Won	GSCO	Buy	25,000,000	21,454	6/07/16	333	—
South Korean Won	GSCO	Sell	25,000,000	20,209	6/07/16	—	(1,577)
Euro	DBAB	Sell	137,000	149,351	6/09/16	—	(6,936)
Chilean Peso	JPHQ	Buy	28,064,000	40,899	6/10/16	723	—
Chilean Peso	MSCO	Buy	13,909,000	20,157	6/10/16	472	—
Ghanaian Cedi	BZWS	Buy	60,000	11,505	6/10/16	3,438	—
Australian Dollar	CITI	Sell	117,000	83,732	6/14/16	—	(5,661)
Australian Dollar	JPHQ	Sell	173,000	125,175	6/14/16	—	(7,004)
South Korean Won	JPHQ	Buy	588,927,300	496,692	6/17/16	16,394	—
South Korean Won	JPHQ	Sell	588,927,300	475,574	6/17/16	—	(37,511)

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBAB	Sell	66,600	$73,953	6/20/16	$—	$(2,050)
Philippine Peso.	DBAB	Buy	1,885,120	41,094	6/30/16	—	(215)
Philippine Peso.	JPHQ	Buy	1,863,000	40,704	7/01/16	—	(305)
Malaysian Ringgit	JPHQ	Buy	361,050	93,600	7/05/16	—	(1,184)
Euro	DBAB	Sell	41,018	44,290	7/07/16	—	(2,546)
Euro	DBAB	Sell	120,000	131,442	7/29/16	—	(5,685)
Euro	DBAB	Sell	31,000	34,523	8/05/16	—	(911)
Mexican Peso.	CITI	Buy	7,208,000	428,054	8/08/16	—	(15,704)
Euro	DBAB	Sell	117,750	130,950	8/15/16	—	(3,687)
Euro	DBAB	Sell	120,000	135,720	8/31/16	—	(1,567)
Mexican Peso.	CITI	Buy	7,253,572	415,297	9/06/16	—	(1,404)
Australian Dollar	CITI	Sell	116,000	83,564	9/14/16	—	(4,712)
Malaysian Ringgit	HSBK	Buy	550,000	136,405	9/28/16	4,035	—
Australian Dollar	BOFA	Sell	696,000	519,912	9/29/16	—	(9,402)
Philippine Peso.	DBAB	Buy	5,554,840	119,631	9/30/16	337	—
Euro	DBAB	Sell	623,000	715,036	10/17/16	1,032	—
Euro	BZWS	Sell	100,000	108,436	11/16/16	—	(6,310)
Brazilian Real	HSBK	Buy	300,000	70,547	11/21/16	7,430	—
Australian Dollar	JPHQ	Sell	118,000	83,978	12/12/16	—	(5,493)
Australian Dollar	JPHQ	Sell	58,000	41,521	12/14/16	—	(2,453)
Euro	JPHQ	Sell	53,000	58,714	12/19/16	—	(2,182)
Euro	CITI	Sell	28,594	31,694	1/19/17	—	(1,202)
Philippine Peso.	DBAB	Buy	5,554,840	112,258	1/31/17	7,092	—
Euro	DBAB	Sell	100,000	110,332	2/03/17	—	(4,781)
Euro	DBAB	Sell	339,000	381,273	2/23/17	—	(9,280)
Malaysian Ringgit	JPHQ	Buy	310,750	77,808	4/03/17	871	—
Total Forward Exchange Contracts						$95,704	$(222,529)
Net unrealized appreciation (depreciation)							$(126,825)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At March 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$810,000	10/17/17	$—	$(4,026)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	20,000	10/04/23	—	(2,163)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	20,000	10/04/23	—	(2,194)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	20,000	10/07/23	—	(2,147)

franklintempleton.com

Annual Report

29

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	$680,000	1/22/25	$—	$(22,064)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	850,000	1/23/25	—	(31,527)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	510,000	1/27/25	—	(19,015)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	130,000	1/29/25	—	(4,434)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	110,000	1/30/25	—	(3,784)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	160,000	2/03/25	—	(3,773)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10,000	10/04/43	—	(3,573)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10,000	10/04/43	—	(3,615)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10,000	10/07/43	—	(3,587)
Net unrealized appreciation (depreciation)					$(105,902)

See Abbreviations on page 47.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$30,498,708
Cost - Non-controlled affiliates (Note 3f)	3,951,977
Total cost of investments	$34,450,685
Value - Unaffiliated issuers	$28,726,872
Value - Non-controlled affiliates (Note 3f)	3,951,977
Total value of investments	32,678,849
Foreign currency, at value (cost $445,615)	448,119
Receivables:
Capital shares sold	46,423
Dividends and interest	292,747
Due from brokers	133,680
Unrealized appreciation on OTC forward exchange contracts	95,704
Other assets.	21
Total assets	33,695,543
Liabilities:
Payables:
Investment securities purchased	31,460
Capital shares redeemed	9,341
Distribution fees	14,576
Transfer agent fees	12,999
Professional fees.	63,289
Variation margin	9,946
Unrealized depreciation on OTC forward exchange contracts	222,529
Deferred tax	4,843
Accrued expenses and other liabilities	22,398
Total liabilities	391,381
Net assets, at value.	$33,304,162
Net assets consist of:
Paid-in capital.	$43,765,293
Undistributed net investment income	136,389
Net unrealized appreciation (depreciation)	(2,004,607)
Accumulated net realized gain (loss)	(8,592,913)
Net assets, at value.	$33,304,162

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2016

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value.	$23,171,491
Shares outstanding	2,781,296
Net asset value per share[a]	$8.33
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.84
Class C:
Net assets, at value.	$3,462,010
Shares outstanding	419,512
Net asset value and maximum offering price per share[a]	$8.25
Class R:
Net assets, at value.	$148,719
Shares outstanding	17,879
Net asset value and maximum offering price per share	$8.32
Advisor Class :
Net assets, at value.	$6,521,942
Shares outstanding	781,421
Net asset value and maximum offering price per share	$8.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends (net of foreign taxes of $71,697)	$520,580
Interest (net of foreign taxes of $6,262)	842,551
Inflation principal adjustments	145,810
Total investment income	1,508,941
Expenses:
Management fees (Note 3a)	419,115
Distribution fees: (Note 3c)
Class A	69,476
Class C	37,387
Class R	318
Transfer agent fees: (Note 3e)
Class A	68,205
Class C	9,884
Class R	168
Advisor Class	18,229
Custodian fees (Note 4)	17,251
Reports to shareholders	28,823
Registration and filing fees	60,724
Professional fees	72,075
Other	26,943
Total expenses.	828,598
Expenses waived/paid by affiliates (Note 3f and 3g)	(273,291)
Net expenses.	555,307
Net investment income	953,634
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $13,154)	(4,955,109)
Foreign currency transactions	(10,600)
Swap contracts	(48,054)
Net realized gain (loss)	(5,013,763)
Net change in unrealized appreciation (depreciation) on:
Investments	16,165
Translation of other assets and liabilities
denominated in foreign currencies	(395,612)
Swap contracts	(101,509)
Change in deferred taxes on unrealized appreciation	8,343
Net change in unrealized appreciation (depreciation)	(472,613)
Net realized and unrealized gain (loss)	(5,486,376)
Net increase (decrease) in net assets resulting from operations	$(4,532,742)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 33

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$953,634	$1,347,291
Net realized gain (loss)	(5,013,763)	(835,378)
Net change in unrealized appreciation (depreciation)	(472,613)	(2,290,171)
Net increase (decrease) in net assets resulting from operations	(4,532,742)	(1,778,258)
Distributions to shareholders from:
Net investment income:
Class A	(123,817)	(1,231,002)
Class C	—	(137,716)
Class R	(112)	(2,053)
Advisor Class	(49,737)	(322,259)
Total distributions to shareholders	(173,666)	(1,693,030)
Capital share transactions: (Note 2)
Class A	(3,612,998)	2,719,973
Class C	(135,553)	170,090
Class R	91,670	3,321
Advisor Class	(682,747)	(256,598)
Total capital share transactions	(4,339,628)	2,636,786
Net increase (decrease) in net assets	(9,046,036)	(834,502)
Net assets:
Beginning of year.	42,350,198	43,184,700
End of year	$33,304,162	$42,350,198
Undistributed net investment income included in net assets:
End of year	$136,389	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$(253,304)

34 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A. Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information

franklintempleton.com

Annual Report

35

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill

36 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with

franklintempleton.com

Annual Report

37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Loan Participation Notes (continued)

the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

e. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
	2016			2015
	Shares	Amount	Shares		Amount
Class A Shares:
Shares sold	659,544	$5,625,747	1,143,138	$11,610,919
Shares issued in reinvestment of distributions.	13,494	112,221	117,730		1,121,630
Shares redeemed	(1,112,325)	(9,350,966)	(1,008,348)		(10,012,576)
Net increase (decrease)	(439,287)	$(3,612,998)	252,520		$2,719,973
Class C Shares:
Shares sold	125,643	$1,088,240	139,771		$1,410,008
Shares issued in reinvestment of distributions.	—	—	14,353		135,315
Shares redeemed	(144,639)	(1,223,793)	(139,121)		(1,375,233)
Net increase (decrease)	(18,996)	$(135,553)	15,003		$170,090
Class R Shares:
Shares sold	14,473	$109,928	2,721		$27,696
Shares issued in reinvestment of distributions.	13	112	216		2,053
Shares redeemed	(2,197)	(18,370)	(2,599)		(26,428)
Net increase (decrease)	12,289	$91,670	338		$3,321
Advisor Class Shares:
Shares sold	63,892	$556,058	148,900		$1,481,515
Shares issued in reinvestment of distributions.	1,768	14,847	9,621		91,800
Shares redeemed	(144,453)	(1,253,652)	(179,583)		(1,829,913)
Net increase (decrease)	(78,793)	$(682,747)	(21,062)		$(256,598)

franklintempleton.com

Annual Report

39

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the year ended March 31, 2016, the effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund .The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

40 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$11,901
CDSC retained	$1,869

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $96,486, of which $43,002 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	2,680,673	16,173,262	(14,901,958)	3,951,977	$3,951,977	$-	$-	0.02%

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2016.

h. Other Affiliated Transactions

At March 31, 2016, Advisers owned 20.68% of the Fund’s outstanding shares.

franklintempleton.com

Annual Report

41

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At March 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,734,506
Long term	3,651,910
Total capital loss carryforwards	$8,386,416

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from Ordinary income	$173,573	$1,693,030

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$34,690,866

Unrealized appreciation	$1,974,778
Unrealized depreciation	(3,986,795)
Net unrealized appreciation (depreciation)	$(2,012,017)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, corporate actions and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $20,015,776 and $24,101,598, respectively.

7. Credit Risk and Defaulted Securities

At March 31, 2016, the Fund had 19.63% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2016, the value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

42 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Dates	Cost	Value
84	[a] Edcon Holdings Ltd., F wts., 2/20/49	11/08/13	$1	$1
1,503,436	[a] Edcon Holdings Ltd., F1 wts., 2/20/49	11/08/13	15,930	17,113
121,748	[a] Edcon Holdings Ltd., F2 wts., 2/20/49	11/08/13	1,290	1,386
	Total Restricted Securities (Value is 0.06% of Net Assets)		$17,221	$18,500

aThe Fund also invests in unrestricted securities of the issuer, valued at $97,869 as of March 31, 2016.

10. Other Derivative Information

At March 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$105,902	[a]

Foreign exchange contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	swap contracts	95,704	swap contracts	222,529
Value recovery instruments	Investments in securities, at value	83,905
Totals		$179,609		$328,431

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

franklintempleton.com

Annual Report

43

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

10. Other Derivative Information (continued)

For the year ended March 31, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contacts		Realized		Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Locations	for the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(48,054)	Swap contracts	$(101,509)
Foreign exchange contracts	Foreign currency transactions	6,715 [a]	Translation of other assets and	(412,852)[a]
			liabilities denominated in
			foreign currencies
Value recovery instruments	Investments	—	Investments	(15,635)
Totals		$(41,339)		$(529,996)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended March 31, 2016, the average month end fair value of derivatives represented 1.37% of average month end net assets. The average month end number of open derivatives contracts for the year was 71.

At March 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

Gross and Net Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$95,704	$222,529

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At March 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$ -	$-	$-	$-	$-
BZWS.	6,030	(6,030)	-	-	-
CITI	1,606	(1,606)	-	-	-
DBAB	25,113	(25,113)	-	-	-
GSCO	333	(333)	-	-	-
HSBK	17,320	(5,446)	-	-	11,874
JPHQ	41,694	(41,694)	-	-	-
MSCO	3,608	-	-	-	3,608
Total	$ 95,704	$(80,222)	$-	$-	$15,482

44 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

At March 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$9,402	$-	$-	$	$9,402
BZWS.	6,310	(6,030)	-	-	280
CITI	55,933	(1,606)	-	-	54,327
DBAB	49,972	(25,113)	-	-	24,859
GSCO	1,577	(333)	-	-	1,244
HSBK	5,446	(5,446)	-	-	-
JPHQ	93,889	(41,694)	-	-	52,195
MSCO	-	-	-	-	-
Total	$222,529	$(80,222)	$-	$-	$142,307

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 47.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

franklintempleton.com

Annual Report

45

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

12. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
South Africa	$1,898,877	$—	$18,500	$1,917,377
All Other Equity Investments[b]	16,649,155	—	—	16,649,155
Participatory Notes	—	58,730	—	58,730
Corporate Bonds and Notes	—	870,373	130	870,503
Foreign Government and Agency Securities	—	8,817,382	—	8,817,382
Short Term Investments	3,951,977	413,725	—	4,365,702
Total Investments in Securities	$22,500,009	$10,160,210	$18,630	$32,678,849

Other Financial Instruments
Forward Exchange Contracts	$—	$95,704	$—	$95,704

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$222,529	$—	$222,529
Swap Contracts.	—	105,902	—	105,902
Total Other Financial Instruments	$—	$328,431	$—	$328,431

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

46 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	COP	Colombian Peso	BDR	Brazilian Depositary Receipt
CITI	Citigroup N.A.	EUR	Euro	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	GHS	Ghanaian Cedi	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	GDR	Global Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	KRW	South Korean Won	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	LKR	Sri Lankan Rupee	VRI	Value Recovery Instruments
JPHQ	JPMorgan Chase Bank, N.A.	MXN	Mexican Peso
LCH	London Clearing House	MYR	Malaysian Ringgit
MSCO	Morgan Stanley	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

franklintempleton.com

Annual Report

47

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Balanced Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

48 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 4.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $359,166 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

franklintempleton.com

Annual Report

49

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1994	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	40	Navient Corporation (loan
300 S.E. 2nd Street					management, servicing and asset
Fort Lauderdale, FL 33301-1923					recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)		Trustee	Since 2001	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street					(2007-present) and AML Foods Limited
Fort Lauderdale, FL 33301-1923					(retail distributors) (1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)		Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	Independent		Canadian National Railway (railroad)
			Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)		Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

50	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	40	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	40	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com Annual Report 51

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2006	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	145	None
One Franklin Parkway		the Board,	Board, Trustee
San Mateo, CA 94403-1906		Trustee and	since 2013,
		Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)		Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)		President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay		Chief Executive
Nassau, Bahamas		Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Adviors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)		Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

52	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report	53

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

54 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Global Investment Trust, including including Templeton Emerging Markets Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by

FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds, and subadvisory agreements where applicable, were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s

franklintempleton.com

Annual Report

55

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewal. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds. This Fund whose investment objective is a combination of income and capital appreciation has been in existence for only four full years. The Fund’s 2015 and annualized three-year income returns as shown in the Broadridge report were in the middle and highest quintiles for such universe, respectively. However, the Fund’s 2015 and annualized three-year total returns were in the middle and lowest- performing quintiles of such universe, respectively. In view of the Fund’s relatively short period of operations, the Board did not believe the Fund’s performance as shown in the Broadridge report to be particularly meaningful.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report for the Fund showed its contractual investment management fee rate to be within two basis points of the median of its Lipper expense group, and its actual total expense ratio was 13 basis points below the median of such group. The Board found such comparative expenses as shown in the Broadridge report to be satisfactory and noted that this Fund had only been in existence for four years and the Fund’s expenses had been subsidized by management fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the

56 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND
SHAREHOLDER INFORMATION

Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. In view of the specialized nature and size of the Fund, whose expenses are being subsidized by management, the Board questioned whether economies of scale existed. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

franklintempleton.com

Annual Report

57

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS BALANCED FUND
SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

58 Annual Report

franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	080 A 05/16

Annual Report and Shareholder Letter

March 31, 2016

Templeton Emerging Markets Small Cap Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Emerging Markets Small Cap Fund

This annual report for Templeton Emerging Markets Small Cap Fund covers the fiscal year ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small cap companies located in emerging market countries, as defined in the Fund’s prospectus.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -6.60% cumulative total return. For comparison, the MSCI Emerging Markets (EM) Small Cap Index, which measures performance of small-cap stocks in emerging markets, had a -8.93% total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. Although some emerging market countries faced headwinds such as soft domestic demand, geopolitical crises, weak exports and high inflation, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015 than in 2014, and it continued to moderate in 2016’s first quarter as growth in industrial production, fixed-asset investments and retail sales was countered by weakness in imports and exports. Russia’s 2015 gross domestic product (GDP) contracted amid declining oil prices and a weakening Russian ruble. In 2015’s fourth quarter, Brazil’s quarterly GDP continued to contract but at a slower rate compared with the second and third quarters. In contrast, South Korea, Indonesia and Hungary showed signs of improvement.

Several emerging market central banks, including those of Brazil, Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of India, Russia and China, lowered their benchmark interest rates to promote economic growth. The People’s Bank of China (PBOC) also reduced the cash reserve requirement for banks several times during the period to support liquidity, credit and growth. Additionally, the PBOC lowered short-term borrowing costs for smaller banks to help banks access funds in times of a liquidity crunch and to avoid heightened volatility in money market rates. After effectively devaluating the Chinese currency several times during the period, the PBOC allowed it to appreciate against the U.S. dollar in March, which was in line with many

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

franklintempleton.com	Annual Report	3

TEMPLETON EMERGING MARKETS SMALL CAP FUND

currencies’ appreciation against the U.S. dollar for the same month.

Events in China significantly affected stock performance in all regions during the review period. The Chinese government’s efforts to promote stable growth supported China’s domestic stock market in 2015’s first half. However, tight liquidity conditions and uncertainties about the PBOC’s monetary policy led China’s domestic market to correct from June through August, contributing to a global stock market correction. Investor concerns about China’s moderating economic growth and lower commodity demand, as well as the PBOC’s effective currency devaluation, particularly in August, contributed to volatility in global stock, commodity and currency markets. Price declines of many commodities, particularly crude oil, negatively affected certain commodity-producing countries’ economies, financial positions and currencies, weighing further on investor sentiment.

However, accommodative monetary policies of several major central banks provided investors with some optimism. China took additional monetary and fiscal stimulus measures to support economic growth, bolstering investor sentiment in December. But a plunge in China’s domestic A-share market on January 4, which triggered the country’s new circuit-breaker system and halted trading, led to declines in emerging market stocks, exacerbated by a collapse in crude oil prices and investor concerns about global economic growth. Stocks began to regain some ground in late January as crude oil prices appeared to stabilize and the PBOC further reduced the cash reserve requirement for banks. For the 12 months ended March 31, 2016, emerging market small cap stocks, as measured by the MSCI EM Small Cap Index, had a -8.93% total return.1

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, stock price corrections exacerbated by the U.S. dollar’s strength against most emerging

Top 10 Countries
3/31/16
% of Total
Net Assets
India	13.5%
South Korea	10.4%
China	9.8%
Taiwan	8.7%
Turkey	8.0%
Poland	5.5%
Hong Kong	4.3%
Egypt	3.9%
Thailand	3.6%
Russia	3.3%

market currencies affected the performance of many Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor economic and market developments globally, while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Many of the Fund’s holdings performed well during the 12-month reporting period despite a challenging market environment. Key contributors to absolute performance included the Fund’s investments in DO & CO Restaurants & Catering, Vieworks and Interojo.

DO & CO, an Austria-listed company with operations in emerging market countries, focuses on three main areas: airline catering; international event catering; and restaurants, lounges and hotels. Solid operating income, driven by growth in the airline catering and international event catering divisions, and a positive growth outlook supported the company’s share price performance. Additionally, DO & CO’s potential joint venture with an Asian airline, new airport project in Istanbul, extension of its Turkish Airlines contract, and merger and acquisition opportunities led investors to view the company’s stock positively.

Vieworks develops and produces digital medical systems based on digital image acquisition, digital image processing and digital communication. Record-high revenues and operating profit in 2015’s fourth quarter and strong revenue and operating profit growth in 2015, driven by flat-panel digital radiography, drove the South Korea-based company’s stock price. A strong growth potential, driven by new product launches, new customers and market share expansion, led investors to maintain a favorable outlook on the company.

4 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Top 10 Holdings
3/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Pinar Sut Mamulleri Sanayii AS	2.8%
Food Products, Turkey
Bajaj Holdings and Investment Ltd.	2.5%
Diversified Financial Services, India
Apollo Tyres Ltd.	2.4%
Auto Components, India
JK Cement Ltd.	2.2%
Construction Materials, India
Fila Korea Ltd.	2.2%
Textiles, Apparel & Luxury Goods, South Korea
Beauty Community PCL	1.9%
Specialty Retail, Thailand
Digital China Holdings Ltd.	1.8%
Electronic Equipment, Instruments & Components,
China
Youngone Corp.	1.8%
Textiles, Apparel & Luxury Goods, South Korea
Jiangling Motors Corp. Ltd.	1.7%
Automobiles, China
TravelSky Technology Ltd.	1.6%
IT Services, China

Interojo, a major contact lens manufacturer in South Korea, produces contact lenses under its own brand and as an ODM (original design manufacturer) for international contact lens companies. Interojo’s stock price rose significantly in the reporting period’s first half and remained elevated, driven by strong corporate earnings results and growth prospects. Further supporting shares were Interojo’s introduction of its own contact lens brand in China’s retail market and a new client in Japan.

In contrast, key detractors from the Fund’s absolute performance included positions in Pinar Sut (Pinar Sut Mamulleri Sanayii), Jiangling Motors and EIPICO (Egyptian International Pharmaceutical Industries Co.).

Pinar Sut, one of Turkey’s leading dairy companies, produces milk, cheese, butter, yogurt, fruit juices and instant desserts under the well-established PINAR brand name. The company is Turkey’s market leader in the milk and cheese segment. Relatively weaker second- and third-quarter earnings and profit margins negatively affected the company’s share price during most of the reporting period. Further hurting shares were rising competition, weaker domestic demand and geopolitical developments. However, better-than-expected fourth-quarter 2015 corporate results led the share price to rebound from its 12-month low in early 2016.

Jiangling Motors is engaged in the development, manufacture and sales of commercial vehicles and related components primarily in China. Its major products include Transit series commercial vehicles (through a joint venture with Ford Motor) and JMC series light trucks, pickups and sport utility vehicles (through a joint venture with Isuzu Motors). A decline in first-half 2015 sales and earnings led the company’s share price to correct in the first half of the reporting period. Also dampening investor confidence in the company were concerns that a challenging economic environment could further impact China’s commercial vehicle industry.

EIPICO, Egypt’s leading domestic pharmaceuticals company, reported worse-than-expected fourth-quarter 2015 earnings, partly due to modest sales growth and high selling, general and administrative expenses. Further pressuring the company was the central bank’s devaluation of the Egyptian pound, which caused imported raw materials to become more expensive in local currency terms. Also weighing on EIPICO’s share performance was the broader Egyptian market’s weakness, as measured by the MSCI Egypt Index.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2016, the U.S. dollar rose in value relative to most emerging market currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the past 12 months, portfolio inflows and our continued search for what we considered undervalued investments with attractive valuations led us to increase the Fund’s holdings largely in Taiwan, Thailand, Egypt and Poland, and to make select purchases in India and China mainly through China H,

franklintempleton.com

Annual Report

5

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Red Chip and P Chip shares.2 Additionally, we initiated exposures to Georgia and Pakistan. In sector terms, we increased investments largely in information technology (IT), financials and materials, and made select purchases in consumer discretionary.3 Key purchases included an additional investment in Apollo Tyres, one of India’s largest tire companies, and new positions in India-based Tata Chemicals, one of the world’s biggest soda ash and sodium bicarbonate producers, and ADLINK Technology, one of Taiwan’s major industrial computer manufacturers.

Conversely, we conducted some sales as we sought to focus on opportunities we considered to be more attractively valued within our investment universe. As a result, we reduced investments in certain countries, notably Malaysia and Russia. We also made select sales in Hong Kong and eliminated exposures to Romania and Turkmenistan. In sector terms, we reduced holdings largely in health care and energy.4 Key sales included trimming positions in the aforementioned DO & CO, as well as in Hartalega Holdings, a Malaysian disposable glove manufacturer, and AmorePacific Group, a South Korean cosmetics, personal care, green tea and health products manufacturer.

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock
Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.
3. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductor and semiconductor equipment; and
technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, consumer finance, diversified financial services, real estate investment trusts
(REITS), and real estate management and development in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and paper and forest products in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure;
household durables; Internet and catalog retail; leisure products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	3/31/15		Change
A (TEMMX)	$11.41	$12.25	-$	0.84
C (TCEMX)	$10.96	$11.82	-$	0.86
R (N/A)	$11.33	$12.16	-$	0.83
Advisor (TEMZX)	$11.52	$12.37	-$	0.85

Distributions[1] (4/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.0306
R	$0.0010
Advisor	$0.0637

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

7

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/Advisor Class: no sales charges.

				Total Annual Operating Expenses[6]
	Cumulative	Average Annual	Value of
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	(with waiver)	(without waiver)
A				1.98%	2.00%
1-Year	-6.60%	-11.99%	$8,801
5-Year	-2.24%	-1.63%	$9,212
Since Inception (10/2/06)	+39.38%	+2.92%	$13,137
C				2.73%	2.75%
1-Year	-7.28%	-8.20%	$9,180
5-Year	-5.71%	-1.17%	$9,429
Since Inception (10/2/06)	+30.55%	+2.85%	$13,055
R				2.23%	2.25%
1-Year	-6.82%	-6.82%	$9,318
5-Year	-3.36%	-0.68%	$9,664
Since Inception (10/2/06)	+36.65%	+3.34%	$13,665
Advisor				1.73%	1.75%
1-Year	-6.35%	-6.35%	$9,365
5-Year	-0.89%	-0.18%	$9,911
Since Inception (10/2/06)	+43.33%	+3.86%	$14,333

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

franklintempleton.com Annual Report 9

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

10 Annual Report franklintempleton.com

TEMPLETON EMERGING MARKETS SMALL CAP FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
Smaller company stocks have historically had more price volatility than large-company stocks, particularly over the short term. All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

11

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

franklintempleton.com

		TEMPLETON EMERGING MARKETS SMALL CAP FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,007.10	$10.04
Hypothetical (5% return before expenses)	$1,000	$1,015.00	$10.08
C
Actual	$1,000	$1,002.70	$13.72
Hypothetical (5% return before expenses)	$1,000	$1,011.30	$13.78
R
Actual	$1,000	$1,005.40	$11.28
Hypothetical (5% return before expenses)	$1,000	$1,013.75	$11.33
Advisor
Actual	$1,000	$1,008.20	$8.79
Hypothetical (5% return before expenses)	$1,000	$1,016.25	$8.82

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.00%;
C: 2.74%; R: 2.25%; and Advisor: 1.75%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Emerging Markets Small Cap Fund
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.25	$11.64	$11.75	$10.47	$11.90
Income from investment operations[a]:
Net investment income[b]	0.04	—[c]	0.06	0.03	0.03
Net realized and unrealized gains (losses)	(0.85)	0.63	(0.09)	1.35	(1.46)
Total from investment operations	(0.81)	0.63	(0.03)	1.38	(1.43)
Less distributions from:
Net investment income	(0.03)	(0.02)	(0.08)	(0.04)	—
Net realized gains	—	—	—	(0.06)	—
Total distributions	(0.03)	(0.02)	(0.08)	(0.10)	—
Net asset value, end of year.	$11.41	$12.25	$11.64	$11.75	$10.47

Total return[d]	(6.60)%	5.40%	(0.26)%	13.37%	(12.02)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.00%	2.04%	2.11%	2.16%	2.19%
Expenses net of waiver and payments by affiliates	1.99%	2.02%	2.10%	2.10%	2.10%
Net investment income (loss)	0.33%	(0.05)%	0.39%	0.25%	0.29%

Supplemental data
Net assets, end of year (000’s)	$257,977	$277,148	$235,046	$229,475	$199,865
Portfolio turnover rate	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

14 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.82	$11.30	$11.42	$10.21	$11.69
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.08)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses)	(0.82)	0.60	(0.09)	1.31	(1.44)
Total from investment operations	(0.86)	0.52	(0.11)	1.27	(1.48)
Less distributions from:
Net investment income	—	—	(0.01)	—	—
Net realized gains	—	—	—	(0.06)	—
Total distributions	—	—	(0.01)	(0.06)	—
Net asset value, end of year.	$10.96	$11.82	$11.30	$11.42	$10.21

Total return[c]	(7.28)%	4.60%	(0.91)%	12.53%	(12.66)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.73%	2.74%	2.81%	2.86%	2.89%
Expenses net of waiver and payments by affiliates	2.72%	2.72%	2.80%	2.80%	2.80%
Net investment income (loss)	(0.40)%	(0.75)%	(0.31)%	(0.45)%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$62,148	$73,687	$62,917	$64,459	$59,104
Portfolio turnover rate	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$11.56	$11.67	$10.40	$11.85
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	—[c]	0.06	0.01	(—)[c]
Net realized and unrealized gains (losses)	(0.85)	0.60	(0.12)	1.34	(1.45)
Total from investment operations	(0.83)	0.60	(0.06)	1.35	(1.45)
Less distributions from:
Net investment income	(—)[c]	—	(0.05)	(0.02)	—
Net realized gains	—	—	—	(0.06)	—
Total distributions	(—)c	—	(0.05)	(0.08)	—
Net asset value, end of year.	$11.33	$12.16	$11.56	$11.67	$10.40

Total return	(6.82)%	5.19%	(0.37)%	13.17%	(12.24)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.23%	2.24%	2.31%	2.36%	2.39%
Expenses net of waiver and payments by affiliates	2.22%	2.22%	2.30%	2.30%	2.30%
Net investment income (loss)	0.10%	(0.25)%	0.19%	0.05%	0.09%

Supplemental data
Net assets, end of year (000’s)	$477	$579	$659	$737	$684
Portfolio turnover rate	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

16 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Small Cap Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.37	$11.76	$11.87	$10.58	$11.99
Income from investment operations[a]:
Net investment income[b]	0.07	0.02	0.05	0.05	0.06
Net realized and unrealized gains (losses)	(0.86)	0.65	(0.04)	1.37	(1.47)
Total from investment operations	(0.79)	0.67	0.01	1.42	(1.41)
Less distributions from:
Net investment income	(0.06)	(0.06)	(0.12)	(0.07)	—
Net realized gains	—	—	—	(0.06)	—
Total distributions	(0.06)	(0.06)	(0.12)	(0.13)	—
Net asset value, end of year.	$11.52	$12.37	$11.76	$11.87	$10.58

Total return	(6.35)%	5.66%	0.13%	13.66%	(11.76)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.73%	1.74%	1.81%	1.86%	1.89%
Expenses net of waiver and payments by affiliates	1.72%	1.72%	1.80%	1.80%	1.80%
Net investment income	0.60%	0.25%	0.69%	0.55%	0.59%

Supplemental data
Net assets, end of year (000’s)	$361,128	$363,848	$241,453	$102,842	$66,488
Portfolio turnover rate	18.09%	19.21%	22.47%	15.16%	6.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2016
Templeton Emerging Markets Small Cap Fund
			Shares/
		Industry	Warrants	Value

Common Stocks and Other Equity Interests 95.2%
Argentina 0.7%
MercadoLibre Inc		Internet Software & Services	42,000	$4,949,700
Austria 1.6%
DO & CO Restaurants & Catering AG.		Hotels, Restaurants & Leisure	92,774	11,124,320
Botswana 0.3%
Letshego Holdings Ltd		Consumer Finance	9,617,099	2,231,167
Brazil 2.7%
Arezzo Industria e Comercio SA		Textiles, Apparel & Luxury Goods	236,100	1,531,413
Cia Hering.		Specialty Retail	466,500	1,906,224
Duratex SA		Paper & Forest Products	270,700	569,238
[a] Duratex SA, BDR		Paper & Forest Products	10,703	11,803
Gaec Educacao SA		Diversified Consumer Services	633,400	1,750,696
Grendene SA		Textiles, Apparel & Luxury Goods	1,012,512	4,809,565
JSL SA		Road & Rail	1,248,503	3,072,790
[b] Ser Educacional SA, Reg S.		Diversified Consumer Services	1,628,100	4,775,893
				18,427,622
China 9.8%
Biostime International Holdings Ltd		Food Products	29,500	108,191
COSCO Pacific Ltd		Transportation Infrastructure	6,214,336	8,171,119
Digital China Holdings Ltd		Electronic Equipment, Instruments
		& Components	9,163,000	12,260,880
Green Seal Holding Ltd		Chemicals	866,000	3,387,854
Jiangling Motors Corp. Ltd., B		Automobiles	3,948,718	11,432,796
[a] Sohu.com Inc		Internet Software & Services	77,722	3,850,348
TravelSky Technology Ltd., H.		IT Services	6,800,200	11,168,060
Uni-President China Holdings Ltd		Food Products	11,454,000	9,124,987
[a] Xinchen China Power Holdings Ltd		Auto Components	11,735,200	1,860,725
Xinyi Solar Holdings Ltd		Semiconductors & Semiconductor Equipment	15,370,000	5,428,890
				66,793,850
Czech Republic 1.4%
[a] Fortuna Entertainment Group NV.		Hotels, Restaurants & Leisure	899,465	3,220,281
[c] Pegas Nonwovens SA		Textiles, Apparel & Luxury Goods	197,073	6,176,797
				9,397,078
Egypt 3.9%
[a] Arabian Food Industries Co. DOMTY		Food Products	3,463,043	3,938,844
Eastern Tobacco		Tobacco	116,291	2,553,702
[d] Edita Food Industries SAE, 144A		Food Products	1,396,572	5,389,729
Egyptian International Pharmaceutical Industries Co		Pharmaceuticals	1,373,432	9,279,998
[a,d] Integrated Diagnostics Holdings PLC, 144A		Health Care Providers & Services	1,049,430	5,142,207
				26,304,480
Estonia 0.5%
Olympic Entertainment Group A.S		Hotels, Restaurants & Leisure	1,557,217	3,456,379
Georgia 0.8%
[a,d] Georgia Healthcare Group PLC, 144A		Health Care Providers & Services	2,288,000	5,490,720
Hong Kong 4.3%
Amvig Holdings Ltd		Containers & Packaging	6,108,000	2,551,119
Bonjour Holdings Ltd		Specialty Retail	10,798,150	528,956
I.T Ltd		Specialty Retail	20,830,395	5,021,410

18	Annual Report		franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Hong Kong (continued)
Ju Teng International Holdings Ltd	Electronic Equipment, Instruments
	& Components	21,186,000	$10,924,349
[a] Ju Teng International Holdings Ltd., wts., 10/14/16	Electronic Equipment, Instruments
	& Components	2,005,000	24,554
Luk Fook Holdings (International) Ltd	Specialty Retail	3,888,000	8,831,181
Sa Sa International Holdings Ltd	Specialty Retail	1,453,455	453,423
Sitoy Group Holdings Ltd	Textiles, Apparel & Luxury Goods	3,169,500	996,936
			29,331,928
India 13.5%
Apollo Tyres Ltd	Auto Components	6,308,724	16,653,774
Bajaj Holdings and Investment Ltd	Diversified Financial Services	782,270	17,338,518
Balkrishna Industries Ltd	Auto Components	717,833	6,840,839
Biocon Ltd	Biotechnology	1,020,399	7,444,115
Federal Bank Ltd	Banks	14,915,344	10,456,837
Great Eastern Shipping Co. Ltd	Oil, Gas & Consumable Fuels	717,900	3,378,480
JK Cement Ltd	Construction Materials	1,463,742	14,923,519
Redington India Ltd	Electronic Equipment, Instruments
	& Components	1,822,036	3,152,916
Tata Chemicals Ltd	Chemicals	1,700,500	9,591,379
Vardhman Textiles Ltd	Textiles, Apparel & Luxury Goods	175,834	2,052,790
			91,833,167
Indonesia 1.3%
Bank Permata Tbk PT	Banks	19,105,600	973,700
Hexindo Adiperkasa Tbk PT	Trading Companies & Distributors	13,609,000	1,656,289
Mandom Indonesia Tbk PT	Personal Products	2,341,500	2,858,637
[a] Panin Financial Tbk PT.	Insurance	246,820,200	3,135,357
			8,623,983
Kazakhstan 0.5%
[d] Kcell JSC, GDR, 144A	Wireless Telecommunication Services	92,768	334,892
[b] Kcell JSC, GDR, Reg S	Wireless Telecommunication Services	40,701	146,931
Nostrum Oil & Gas LP	Oil, Gas & Consumable Fuels	781,116	2,671,464
			3,153,287
Kuwait 0.9%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	768,500	6,263,078
Malaysia 2.1%
7-Eleven Malaysia Holdings Bhd	Food & Staples Retailing	16,197,500	5,808,530
Hartalega Holdings Bhd	Health Care Equipment & Supplies	2,323,300	2,886,272
Oldtown Bhd	Food Products	15,124,025	5,733,493
			14,428,295
Mexico 1.5%
Grupo Herdez SAB de CV	Food Products	4,483,374	9,891,665
Nigeria 0.6%
Access Bank Nigeria PLC	Banks	42,999,778	818,858
UAC of Nigeria PLC	Industrial Conglomerates	30,288,005	3,074,152
			3,893,010
Pakistan 0.7%
Habib Bank Ltd	Banks	2,963,600	4,844,411

franklintempleton.com

Annual Report

19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Peru 1.3%
[b] Intercorp Financial Services Inc., Reg S	Banks	344,940	$8,913,250
Philippines 0.8%
Pepsi-Cola Products Philippines Inc	Beverages	65,056,200	5,509,277
Poland 5.5%
Amica Wronki SA	Household Durables	112,408	5,211,675
[a] AmRest Holdings NV	Hotels, Restaurants & Leisure	58,533	3,278,545
CCC SA	Textiles, Apparel & Luxury Goods	77,281	3,308,626
Fabryki Mebli Forte SA	Household Durables	524,600	8,084,071
[d] Prime Car Management SA, 144A	Road & Rail	526,165	5,323,202
[a] SMT SA	IT Services	353,556	1,116,188
Wawel SA	Food Products	21,797	5,841,586
[c] Work Service SA	Professional Services	1,701,802	5,472,985
			37,636,878
Russia 3.3%
[b] Cherkizovo Group PJSC, GDR, Reg S	Food Products	224,987	2,060,881
[a,b] Globaltrans Investment PLC, GDR, Reg S.	Road & Rail	117,550	508,404
[a,d] Lenta Ltd., GDR, 144A	Food & Staples Retailing	208,000	1,308,320
[a,b] Mail.ru Group Ltd., GDR, Reg S.	Internet Software & Services	464,316	10,075,657
[b] O’Key Group SA, GDR, Reg S.	Food & Staples Retailing	519,393	914,131
[a,b] X5 Retail Group NV, GDR, Reg S.	Food & Staples Retailing	370,649	7,857,759
			22,725,152
Singapore 0.7%
[e] OSIM International Ltd	Specialty Retail	4,869,000	4,950,668
South Korea 10.4%
AmorePacific Group	Personal Products	43,470	5,559,382
Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	94,558	2,360,828
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	176,343	14,655,289
GS Home Shopping Inc	Internet & Catalog Retail	5,093	825,629
Interojo Co. Ltd	Health Care Equipment & Supplies	108,314	3,645,089
Interpark Corp	Internet & Catalog Retail	170,863	1,405,071
[a] I-Sens Inc	Health Care Equipment & Supplies	170,452	5,386,540
KT Skylife Co. Ltd	Media	115,147	1,668,630
LF Corp	Textiles, Apparel & Luxury Goods	230,380	5,208,873
Medy-tox Inc	Biotechnology	21,824	8,411,322
Vieworks Co. Ltd	Health Care Equipment & Supplies	221,640	9,596,857
Youngone Corp	Textiles, Apparel & Luxury Goods	289,884	12,172,185
			70,895,695
Sri Lanka 1.2%
Hemas Holdings PLC	Industrial Conglomerates	14,964,257	8,199,593
Switzerland 0.2%
[a,d] Wizz Air Holdings PLC, 144A.	Airlines	60,600	1,603,183
Taiwan 8.7%
ADLINK Technology Inc	Technology Hardware, Storage & Peripherals	4,328,797	9,811,295
Flytech Technology Co. Ltd	Electronic Equipment, Instruments
	& Components	3,232,220	11,089,180
Merida Industry Co. Ltd	Leisure Products	1,490,000	6,592,306
Novatek Microelectronics Corp. Ltd	Semiconductors & Semiconductor Equipment	1,976,000	7,944,983
PChome Online Inc	Internet Software & Services	487,000	5,360,205
Shin Zu Shing Co. Ltd	Machinery	1,793,000	6,401,981

20 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Taiwan (continued)
St. Shine Optical Co. Ltd	Health Care Equipment & Supplies	171,000	$3,488,171
TTY Biopharm Co. Ltd	Pharmaceuticals	2,521,900	8,691,347
			59,379,468
Thailand 3.6%
Beauty Community PCL, fgn	Specialty Retail	85,618,000	13,160,751
DSG International Thailand PCL, fgn	Household Products	27,442,800	2,984,102
Major Cineplex Group PCL, fgn	Media	1,627,500	1,401,420
Tisco Financial Group PCL, fgn	Banks	5,172,000	6,698,719
			24,244,992
Turkey 8.0%
Bizim Toptan Satis Magazalari AS	Food & Staples Retailing	284,304	1,643,475
Celebi Hava Servisi AS.	Transportation Infrastructure	254,278	3,075,157
Coca-Cola Icetek AS	Beverages	372,780	5,434,280
Ozak Gayrimenkul Yatirim Ortakligi	Real Estate Investment Trusts (REITs)	7,266,311	5,466,494
Pinar Entegre Et ve Un Sanayi AS	Food Products	1,570,898	6,215,583
[f] Pinar Sut Mamulleri Sanayii AS	Food Products	3,279,170	18,967,520
[f] Reysas Gayrimenkul Yatirim Ortakligi AS	Real Estate Investment Trusts (REITs)	24,575,397	5,755,771
Soda Sanayii AS	Chemicals	3,160,481	5,708,605
Yazicilar Holding AS	Industrial Conglomerates	429,121	2,014,645
			54,281,530
United Arab Emirates 1.1%
[c] Aramex Co	Air Freight & Logistics	8,427,789	7,778,333
United States 1.2%
[a] Luxoft Holding Inc	IT Services	147,411	8,112,027
Vietnam 2.1%
[c] DHG Pharmaceutical JSC.	Pharmaceuticals	1,118,432	4,206,985
Imexpharm Pharmaceutical JSC	Pharmaceuticals	545,094	1,154,555
Vietnam Container Shipping JSC	Marine	1,812,676	4,870,276
Vietnam Dairy Products JSC	Food Products	509,616	3,057,947
[a] Vingroup JSC	Real Estate Management & Development	582,500	1,231,176
			14,520,939
Total Common Stocks and Other Equity
Interests (Cost $625,353,387)			649,189,125

[g] Participatory Notes 1.4%
Saudi Arabia 1.4%
[d] Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co.,
144A, 4/12/18	Food Products	40,309	1,332,760
[d] HSBC Bank PLC, Mouwasat Medical Services Co., 144A,
3/05/18	Health Care Providers & Services	279,525	8,496,767
			9,829,527
Total Participatory Notes
(Cost $10,405,296)			9,829,527

Preferred Stocks 1.2%
Brazil 0.4%
Marcopolo SA, pfd	Machinery	3,572,200	2,371,610

franklintempleton.com		Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Small Cap Fund (continued)
	Industry	Shares	Value
Preferred Stocks (continued)
Chile 0.8%
Embotelladora Andina SA, pfd., A	Beverages	1,979,200	$5,613,494
Total Preferred Stocks (Cost $9,252,188)			7,985,104
Total Investments before Short Term
Investments (Cost $645,010,871)			667,003,756

Short Term Investments 2.7%
Money Market Funds (Cost $15,965,082) 2.4%
United States 2.4%
[a,h] Institutional Fiduciary Trust Money Market Portfolio		15,965,082	15,965,082
[i] Investments from Cash Collateral
Received for Loaned Securities
(Cost $2,035,000) 0.3%
Money Market Funds 0.3%
United States 0.3%
[a,h] Institutional Fiduciary Trust Money Market Portfolio		2,035,000	2,035,000
Total Investments (Cost $663,010,953)
100.5%			685,003,838
Other Assets, less Liabilities (0.5)%			(3,274,188)
Net Assets 100.0%			$681,729,650

See Abbreviations on page 35.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2016, the aggregate value of these securities was $35,252,906, representing 5.17% of net assets.
cAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $34,421,780, representing 5.05% of net assets.
eA portion or all of the security is on loan at March 31, 2016. See Note 1(d).
fSee Note 8 regarding holdings of 5% voting securities.
gSee Note 1(c) regarding Participatory Notes.
hSee Note 3(f) regarding investments in affiliated management investment companies.
iSee Note 1(d) regarding securities on loan.

22 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Templeton Emerging Markets Small Cap Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$613,391,451
Cost - Non-controlled affiliates (Note 3f and 8)	49,619,502
Total cost of investments	$663,010,953
Value - Unaffiliated issuers	$642,280,465
Value - Non-controlled affiliates (Note 3f and 8)	42,723,373
Total value of investments (includes securities loaned in the amount of $1,881,030)	685,003,838
Cash	10,540
Receivables:
Investment securities sold	487,594
Capital shares sold	1,130,703
Dividends	816,563
Other assets	417
Total assets	687,449,655
Liabilities:
Payables:
Investment securities purchased	10,703
Capital shares redeemed	1,313,362
Management fees	806,853
Distribution fees	195,767
Transfer agent fees	193,849
Payable upon return of securities loaned	2,035,000
Deferred tax	947,559
Accrued expenses and other liabilities	216,912
Total liabilities	5,720,005
Net assets, at value	$681,729,650
Net assets consist of:
Paid-in capital	$684,286,703
Distributions in excess of net investment income	(3,363,460)
Net unrealized appreciation (depreciation)	21,038,084
Accumulated net realized gain (loss)	(20,231,677)
Net assets, at value	$681,729,650

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2016

Templeton Emerging Markets Small Cap Fund

Class A:
Net assets, at value	$257,976,860
Shares outstanding	22,611,860
Net asset value per share[a]	$11.41
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.11
Class C:
Net assets, at value	$62,147,737
Shares outstanding	5,668,471
Net asset value and maximum offering price per share[a]	$10.96
Class R:
Net assets, at value	$476,926
Shares outstanding	42,082
Net asset value and maximum offering price per share	$11.33
Advisor Class:
Net assets, at value	$361,128,127
Shares outstanding	31,339,431
Net asset value and maximum offering price per share	$11.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Templeton Emerging Markets Small Cap Fund

Investment income:
Dividends: (net of foreign taxes of $1,503,758)
Unaffiliated issuers	$14,802,235
Non-controlled affiliates (Note 8)	1,688,771
Interest	1,840
Income from securities loaned (net of fees and rebates)	83,599
Total investment income	16,576,445
Expenses:
Management fees (Note 3a)	10,340,093
Distribution fees: (Note 3c)
Class A	739,613
Class C	697,232
Class R	2,596
Transfer agent fees: (Note 3e)
Class A	467,082
Class C	118,972
Class R	879
Advisor Class	622,544
Custodian fees (Note 4)	462,174
Reports to shareholders	101,129
Registration and filing fees	118,321
Professional fees	71,440
Trustees’ fees and expenses	30,954
Other	30,644
Total expenses	13,803,673
Expenses waived/paid by affiliates (Note 3f)	(83,316)
Net expenses	13,720,357
Net investment income.	2,856,088
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,992,677
Foreign currency transactions	(38,379)
Net realized gain (loss)	4,954,298
Net change in unrealized appreciation (depreciation) on:
Investments	(59,398,248)
Translation of other assets and liabilities
denominated in foreign currencies.	5,290
Change in deferred taxes on unrealized appreciation	(527,858)
Net change in unrealized appreciation (depreciation)	(59,920,816)
Net realized and unrealized gain (loss)	(54,966,518)
Net increase (decrease) in net assets resulting from operations	$(52,110,430)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Small Cap Fund

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$2,856,088	$140,980
Net realized gain (loss)	4,954,298	14,884,764
Net change in unrealized appreciation (depreciation)	(59,920,816)	12,974,349
Net increase (decrease) in net assets resulting from operations	(52,110,430)	28,000,093
Distributions to shareholders from:
Net investment income:
Class A	(724,228)	(419,135)
Class R	(44)	—
Advisor Class	(1,980,404)	(1,580,636)
Total distributions to shareholders.	(2,704,676)	(1,999,771)
Capital share transactions: (Note 2)
Class A	2,154,002	30,114,143
Class C	(5,538,924)	8,031,554
Class R	(63,622)	(119,546)
Advisor Class	24,730,017	111,161,689
Total capital share transactions	21,281,473	149,187,840
Net increase (decrease) in net assets	(33,533,633)	175,188,162
Net assets:
Beginning of year	715,263,283	540,075,121
End of year	$681,729,650	$715,263,283
Distributions in excess of net investment income included in net assets:
End of year	$(3,363,460)	$(4,247,114)

26 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Small Cap Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Small Cap Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At March 31, 2016, the Fund’s secured borrowing transactions were as follows:

Securities lending transactions[a]:
Equity Investments[b]	$2,035,000

[a]The agreements open at year end can be terminated at any time.
[b]Gross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statement of Assets and
Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com Annual Report 29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2016			2015
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	7,397,383		$87,328,115	8,707,935	$107,927,116
Shares issued in reinvestment of distributions	58,776		660,642	30,574	379,121
Shares redeemed	(7,474,257)		(85,834,755)	(6,306,208)	(78,192,094)
Net increase (decrease)	(18,098)		$2,154,002	2,432,301	$30,114,143
Class C Shares:
Shares sold	1,454,624		$16,877,985	1,968,030	$23,629,390
Shares redeemed	(2,018,443)		(22,416,909)	(1,305,344)	(15,597,836)
Net increase (decrease)	(563,819)		$(5,538,924)	662,686	$8,031,554
Class R Shares:
Shares sold	6,869		$81,010	18,630	$230,287
Shares issued in reinvestment of distributions	4		44	—	—
Shares redeemed	(12,414)		(144,676)	(28,015)	(349,833)
Net increase (decrease)	(5,541)		$(63,622)	(9,385)	$(119,546)
Advisor Class Shares:
Shares sold	13,598,095	$159,232,699		16,241,452	$203,021,946
Shares issued in reinvestment of distributions	82,622		936,936	55,109	689,414
Shares redeemed	(11,750,697)		(135,439,618)	(7,427,051)	(92,549,671)
Net increase (decrease)	1,930,020		$24,730,017	8,869,510	$111,161,689

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

For the year ended March 31, 2016, the effective management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers.	$98,359
CDSC retained	$13,696

franklintempleton.com

Annual Report

31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $1,209,477, of which $560,313 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	94,698,858	150,691,456	(227,390,232)	18,000,082	$18,000,082	$-	$-	0.08%

g. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended March 31, 2016, the purchase and sale transactions aggregated $23,411,359 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2016, the Fund had long-term capital loss carryforwards of $20,184,229.

During the year ended March 31, 2016, the Fund utilized $3,367,379 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred late-year ordinary losses of $135,023.

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$2,704,676	$1,999,771

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$666,286,838

Unrealized appreciation	$114,916,678
Unrealized depreciation	(96,199,678)
Net unrealized appreciation (depreciation)	$18,717,000

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $213,533,073 and $117,780,187 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended March 31, 2016, were as shown below.

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	(Loss)

Non-Controlled Affiliates
Pinar Sut Mamulleri Sanayii AS	3,133,237	145,933	-	3,279,170	$18,967,520	$1,576,016	$-
Reysas Gayrimenkul Yatirim Ortakligi
AS	23,975,998	599,399	-	24,575,397	5,755,771	112,755	-
Total Affiliated Securities (Value is 3.63% of Net Assets)					$24,723,291	$1,688,771	$-

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

franklintempleton.com

Annual Report

33

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Georgia	$—	$5,490,720	$—	$5,490,720
All Other Equity Investments[b]	651,683,509	—	—	651,683,509
Participatory Notes	—	9,829,527	—	9,829,527
Short Term Investments	18,000,082	—	—	18,000,082
Total Investments in Securities	$669,683,591	$15,320,247	$—	$685,003,838

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Small Cap Fund (continued)

Abbreviations

Selected Portfolio

BDR Brazilian Depositary Receipt
GDR Global Depositary Receipt

franklintempleton.com Annual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

36 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Small Cap Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $9,426,885 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0155	$0.0331	$0.0122
Class C	$0.0155	$0.0000	$0.0000
Class R	$0.0155	$0.0000	$0.0000
Advisor Class	$0.0155	$0.0633	$0.0231

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

37

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1994	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	40	Navient Corporation (loan
300 S.E. 2nd Street					management, servicing and asset
Fort Lauderdale, FL 33301-1923					recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)		Trustee	Since 2001	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street					(2007-present) and AML Foods Limited
Fort Lauderdale, FL 33301-1923					(retail distributors) (1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)		Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	Independent		Canadian National Railway (railroad)
			Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)		Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

38	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	40	Emeritus Corporation (assisted living)
300 S.E. 2nd Street	(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923	Inc. (pharmaceutical products)
(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street	refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	145	The Southern Company (energy
300 S.E. 2nd Street	company) (2014-present; previously
Fort Lauderdale, FL 33301-1923	2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	40	El Oro Ltd (investments)
300 S.E. 2nd Street	(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2006	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	145	None
One Franklin Parkway		the Board,	Board, Trustee
San Mateo, CA 94403-1906		Trustee and	since 2013,
		Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)		Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)		President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay		Chief Executive
Nassau, Bahamas		Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Adviors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)		Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

40	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

42 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Global Investment Trust, including Templeton Emerging Markets Small Cap Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds, and subadvisory agreements where applicable, were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues,

franklintempleton.com

Annual Report

43

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continuted)

particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewal. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as selected by Lipper. The Broadridge report showed the Fund’s total return in 2015 to be in the highest or best performing quintile of such universe and on an annualized basis to be in the highest performing quintile of such universe for the previous three- and five-year periods. The Board observed that the performance universe was broad and not limited to funds investing in small cap stocks, but noted that the Fund’s total return was above the median of the performance universe and also compared favorably with most of the other small cap funds included within such performance universe for 2015 and the annualized previous three- and five-year periods. The Board found the Fund’s performance as set forth in the Broadridge report to be satisfactory.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report for the Fund showed its contractual management fee to be the highest within its Lipper expense group, and its actual total expense ratio to be the second-highest within its Lipper expense group. The Board discussed the expenses of this Fund with management and found them to be acceptable, noting the Fund’s specialized nature.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the

44 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND
SHAREHOLDER INFORMATION

12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The investment management advisory agreements for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

franklintempleton.com

Annual Report

45

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON EMERGING MARKETS SMALL CAP FUND
SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

46 Annual Report

franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Emerging Markets Small Cap Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	426 A 05/16

Annual Report
and Shareholder Letter
March 31, 2016

Templeton Frontier Markets Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Frontier Markets Fund

This annual report for Templeton Frontier Markets Fund covers the fiscal year ended March 31, 2016. At the market close on June 28, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts.

Geographic Breakdown

Based on Total Net Assets as of 3/31/16

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in “frontier market countries” as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading markets in, frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries; or have at least 50% of their assets in, or are linked to currencies of, frontier market countries.

Performance Overview

The Fund’s Class A shares had a -18.75% cumulative total return for the 12 months ended March 31, 2016. For comparison, the MSCI Frontier Markets Index, which measures stock performance in frontier markets, had a -12.15% total return for the same period.1 Also for comparison, the Standard & Poor’s® (S&P®) Frontier Broad Market Index (BMI), which tracks performance of relatively small and illiquid frontier market stocks, had a -12.16% total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many emerging and frontier market economies continued to grow and many developed market economies continued to recover.

Vietnam’s gross domestic product (GDP) grew 6.7% in 2015, the fastest rate in five years, driven by strong industrial production and foreign direct investment growth.3 However, the country’s GDP moderated to an estimated 5.5% in 2016’s first quarter as crude oil and agricultural production declined. Following the People’s Bank of China’s effective devaluation of the Chinese renminbi in August, the State Bank of Vietnam devalued the Vietnamese dong for the third time in 2015 to protect exports and support economic growth. However, 2015 export growth was lower than expected, largely due to weak prices for global commodities, including crude oil and coffee. Subsequently, increased imports in 2015 resulted in a first annual trade deficit for the first time since 2011. The

1. Source: Morningstar.
2. Source: Copyright © 2016, S&P Dow Jones Indices LLC. All rights reserved.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: General Statistics Office of Vietnam.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

franklintempleton.com Annual Report 3

TEMPLETON FRONTIER MARKETS FUND

Vietnamese government eased foreign ownership restrictions in domestic companies to bolster investment inflows to the country’s equity market, as it sought an upgrade by MSCI to emerging market status from frontier market. In December, the State Bank of Vietnam cut the interest rate for U.S. dollar-denominated deposits to 0% from 0.25%, in an effort to discourage people from holding U.S. dollars and to ease pressure on the Vietnamese dong resulting from the U.S. Federal Reserve’s (Fed’s) interest rate increase. In this environment, Vietnamese stocks had negative returns for the 12-month period.

Saudi Arabia’s GDP expanded 3.6% year-over-year in 2015’s third quarter, slightly below the second quarter’s 3.8% rate.4 A plunge in crude oil prices resulted in slower oil-related sector growth, which was somewhat offset by improved non-oil sector growth. In an attempt to bolster confidence in the international crude oil markets and support prices, in February 2016, Saudi Arabia, along with fellow members of the Organization of the Petroleum Exporting Countries (OPEC) Qatar and Venezuela, had an agreement with Russia to freeze oil production at January levels. This agreement was contingent on cooperation from other OPEC members and several other major oil producers. Saudi Arabian stocks declined for the 12-month period, amid investor concerns about plunging crude oil prices, a cut in government subsidies and spending, and a budget deficit.

Nigeria’s GDP grew 2.8% in 2015, the slowest pace since 1999, largely due to tumbling crude oil prices and lower oil production.5 The non-oil sector continued to support overall growth, driven by trade, agriculture and services. Despite a high inflation rate, in November 2015, the Central Bank of Nigeria (CBN) reduced its benchmark interest rate two percentage points to 11.0%, citing low output growth, rising unemployment and uncertainty over the global economic environment. However, the CBN raised its benchmark interest rate to 12.0% in March to curb rising inflation. The CBN unified the cash reserve requirement ratio for public and private sector deposits in May 2015 with an initial 31.0% rate, but the central bank reduced it several times, down to 22.5% by period-end to promote lending and economic growth. In this environment, Nigerian stocks declined substantially for the 12 months under review.

Top 10 Countries
3/31/16
% of Total
Net Assets
Vietnam	11.6%
Saudi Arabia	10.3%
Kuwait	9.4%
Nigeria	8.1%
United Arab Emirates	6.5%
Pakistan	6.4%
Egypt	6.4%
Romania	6.0%
Kenya	5.9%
Senegal	3.6%

Romania’s GDP expanded 3.7% in 2015, an improvement from 2014’s 2.9% pace, mainly due to higher contributions from wholesale and retail, construction, and information and communication.6 In May 2015, the National Bank of Romania (NBR) cut its monetary policy rate from 2.00% to 1.75% to support economic growth and promote inflation. However, Romania entered deflation in June 2015, after a significant reduction in the value added tax (VAT) rate on food items led prices to fall lower than expected. Noting solid economic growth fueled by rising private consumption, the NBR left its monetary policy rate unchanged at 1.75% as it estimated that the inflation rate would return to positive territory after the effects of the VAT reduction fades. Despite heightened global stock market volatility during the 12-month period, Romanian stocks delivered double-digit percentage gains as the Romanian leu remained relatively strong against the U.S. dollar.

Frontier market stocks overall underperformed developed and emerging market stocks during the 12-month period, as weak oil prices hurt certain oil-exporting countries’ economies, financial positions and currencies. Further contributing to heightened stock market volatility were investor concerns about China’s stock market corrections and less robust economy, the pace of the Fed’s interest rate increases, and moderating global economic growth. For the 12 months ended March 31, 2016, frontier market stocks, as measured by the MSCI Frontier Markets Index, had a -12.15% total return, as all major regions had losses.1

4. Source: Central Department of Statistics and Information, Saudi Arabia.
5. Source: National Bureau of Statistics, Nigeria.
6. Source: National Institute of Statistics, Romania.

4 Annual Report franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the 12 months under review, stock price corrections exacerbated by the U.S. dollar’s strength against many frontier market currencies affected the performance of most Fund investments. Consistent with our long-term investment strategy, we viewed such periods of heightened market volatility in the context of a historical, long-term uptrend. We continued to monitor economic and market developments globally while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered attractive.

Key detractors from the Fund’s absolute performance during the 12-month reporting period included positions in Zenith Bank, Delta and EIPICO (Egyptian International Pharmaceutical Industries Co.).

Established in 1990, Zenith Bank is one of Nigeria’s largest banks. It focuses on private-sector banking, notably with high-end domestic corporate clients and multinational corporations, and has built a deep corporate-focused franchise in Nigeria. Despite reporting decent 2015 corporate results, Zenith Bank’s shares performed poorly amid the Nigerian equity market’s overall weakness, as measured by the MSCI Nigeria Index. Further dampening investor sentiment were concerns about the potential effects of low oil prices, capital controls and currency devaluation on the bank’s growth.

Delta is a Zimbabwean holding company for a group of companies engaged in lager and traditional beer brewing, as well as production and bottling of carbonated and non-carbonated drinks. The company also owns a malting business and an extensive distribution business. Revenues for the nine months ended December 2015 declined due to Zimbabwe’s challenging operating conditions, including an unsupportive economic environment that pressured consumers’ disposable incomes and discretionary spending. Further hurting revenues was increasing competition in the country’s beverage industry.

Top 10 Holdings
3/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Aramex Co.	6.5%
Air Freight & Logistics, United Arab Emirates
Kuwait Foods Americana	5.8%
Hotels, Restaurants & Leisure, Kuwait
OMV Petrom SA	5.2%
Oil, Gas & Consumable Fuels, Romania
Vietnam Dairy Products JSC	3.6%
Food Products, Vietnam
Sonatel	3.6%
Diversified Telecommunication Services, Senegal
Zenith Bank PLC	3.5%
Banks, Nigeria
KCB Group Ltd.	3.4%
Banks, Kenya
Bank Muscat SAOG	3.4%
Banks, Oman
Mobile Telecommunications Co.	3.0%
Wireless Telecommunication Services, Kuwait
United Bank Ltd.	3.0%
Banks, Pakistan

EIPICO, Egypt’s leading domestic pharmaceuticals company, reported worse-than-expected fourth-quarter 2015 earnings, partly due to modest sales growth and high selling, general and administrative expenses. Further pressuring the company was the central bank’s devaluation of the Egyptian pound, which caused imported raw materials to become more expensive in local currency terms. Also weighing on EIPICO’s share performance was the broader Egyptian market’s weakness, as measured by the MSCI Egypt Index.

Despite a challenging market environment, many of the Fund’s holdings contributed to absolute performance, notably investments in Vinamilk (Vietnam Dairy Products), Banca Transilvania and Binh Minh Plastics.

Vinamilk, one of Vietnam’s largest dairy companies, reported strong third-quarter 2015 corporate results, which drove its share price to a period high in November. Solid full-year 2015 earnings, driven by better-than-expected domestic revenue growth, helped shares generally remain on an uptrend through the 12-month reporting period. Further supporting investor sentiment were the likelihood of an increase in foreign ownership limit on the company’s shares and the potential divestment by SCIC (State Capital Investment Corporation), Vietnam’s sovereign wealth fund.

Banca Transilvania became Romania’s second-largest bank after it completed its acquisition of Austrian bank Volksbank’s

franklintempleton.com

Annual Report

5

TEMPLETON FRONTIER MARKETS FUND

local subsidiary, Volksbank Romania, in April 2015. Investors viewed the transaction positively as they expected synergies from the acquisition and subsequent growth opportunities. Further driving Banca Transilvania’s share price appreciation was a significant net profit increase in 2015, compared with 2014, and the bank’s announcement of a special cash dividend.

Binh Minh Plastics, a leading Vietnamese plastics company, generated double-digit percentage growth in 2015 sales and profits, driven by demand from residential and infrastructure projects and low raw material costs. Its shares generally remained on an uptrend throughout the 12-month period, reaching a record high in March. The likelihood of an increase in foreign ownership limit on the company’s shares and SCIC’s potential divestment further supported investor sentiment.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar rose in value relative to many frontier market currencies during the period, and the Fund benefited from relatively low allocations to markets with especially weak currencies, such as Pakistan, Sri Lanka and Kenya. However, one cannot expect the same result in future periods.

During the last 12 months, we made selective purchases as we continued to search for what we considered attractive investment opportunities in frontier markets. Key purchases included additional investments in Americana (Kuwait Foods Americana), one of the MENA (Middle East and North Africa) region’s largest restaurant chain operators and one of the largest fast-moving consumer goods companies engaged in food manufacturing and processing. We also increased the Fund’s holding in KCB Group, one of Kenya’s biggest banks, and initiated a position in telecommunication services provider Telecom Argentina.

Conversely, we reduced the Fund’s investments in most countries and sectors due to share redemptions during the 12-month period and as we sought to focus on opportunities we considered to be more attractively valued within our investment universe. Geographically, some of the largest reductions were in Saudi Arabia,7 Romania and Ukraine. We also undertook some sales in Kuwait and Kazakhstan and eliminated exposure to certain countries, notably Turkmenistan and Qatar. In sector terms, we reduced holdings largely in financials, energy, telecommunication services and materials.8 Key sales included Dragon Oil, an oil and gas explorer principally in the Caspian Sea off the shore of Turkmenistan; SABIC (Saudi Basic Industries Corp.),7 a Saudi Arabian petrochemical producer; and Ooredoo, Qatar’s primary telecommunications operator.

Thank you for your continued participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.
8. The financials sector comprises banks and consumer finance in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The materials sector comprises metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

6 Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	3/31/15		Change
A (TFMAX)	$10.19	$13.47	-$	3.28
C (FFRMX)	$10.05	$13.27	-$	3.22
R (N/A)	$10.13	$13.40	-$	3.27
R6 (FFMRX)	$10.21	$13.51	-$	3.30
Advisor (FFRZX)	$10.22	$13.51	-$	3.29

Distributions[1] (4/1/15–3/31/16)
	Dividend
Share Class	Income
A	$0.7774
C	$0.6777
R	$0.7617
R6	$0.8529
Advisor	$0.8092

See page 11 for Performance Summary footnotes.

franklintempleton.com

Annual Report

7

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				1.98%
1-Year	-18.75%	-23.41%	$7,659
5-Year	-20.46%	-5.60%	$7,496
Since Inception (10/14/08)	+28.65%	+2.62%	$12,126
C				2.74%
1-Year	-19.32%	-20.08%	$7,992
5-Year	-23.30%	-5.17%	$7,670
Since Inception (10/14/08)	+21.86%	+2.69%	$12,186
R				2.24%
1-Year	-18.89%	-18.89%	$8,111
5-Year	-21.39%	-4.70%	$7,861
Since Inception (10/14/08)	+26.52%	+3.20%	$12,652
R6				1.60%
1-Year	-18.29%	-18.29%	$8,171
Since Inception (5/1/13)	-28.15%	-10.72%	$7,185
Advisor				1.74%
1-Year	-18.53%	-18.53%	$8,147
5-Year	-19.39%	-4.22%	$8,061
Since Inception (10/14/08)	+31.24%	+3.71%	$13,124

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

8 Annual Report

franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (10/14/08–3/31/16)

$25,000
$20,000
$15,000
$10,000
$5,000
10/08
3/10
3/12
3/14
3/16
$12,126
$10,510
$9,731
Templeton Frontier Markets Fund
MSCI Frontier Markets Index7
S&P Frontier BMI8

Average Annual Total Return

Class A	3/31/16
1-Year	-23.41%
5-Year	-5.60%
Since Inception (10/14/08)	+2.62%

Class C (10/14/08–3/31/16)

$25,000
$20,000
$15,000
$10,000
$5,000
10/08
3/10
3/12
3/14
3/16
$12,186
$11,152
$9,731
Templeton Frontier Markets Fund
MSCI Frontier Markets Index7
S&P Frontier BMI8

Average Annual Total Return

Class C	3/31/16
1-Year	-20.08%
5-Year	-5.17%
Since Inception (10/14/08)	+2.69%

See page 11 for Performance Summary footnotes.

franklintempleton.com Annual Report 9

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

See page 11 for Performance Summary footnotes.

10 Annual Report franklintempleton.com

TEMPLETON FRONTIER MARKETS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier markets.
The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
All investments in the Fund should be thought of as long-term investments that could experience significant price volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.
8. Copyright © 2016, S&P Dow Jones Indices LLC. All rights reserved. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. Due to data availability, performance for the S&P Frontier BMI is shown starting 11/3/08 using the
Fund’s value on that date.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report 11

TEMPLETON FRONTIER MARKETS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

franklintempleton.com

			TEMPLETON FRONTIER MARKETS FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$904.50	$10.86
Hypothetical (5% return before expenses)	$1,000	$1,013.60	$11.48
C
Actual	$1,000	$901.20	$14.31
Hypothetical (5% return before expenses)	$1,000	$1,009.95	$15.12
R
Actual	$1,000	$903.50	$12.04
Hypothetical (5% return before expenses)	$1,000	$1,012.35	$12.73
R6
Actual	$1,000	$907.10	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,016.70	$8.37
Advisor
Actual	$1,000	$905.90	$9.72
Hypothetical (5% return before expenses)	$1,000	$1,014.80	$10.28

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.28%;
C: 3.01%; R: 2.53%; R6: 1.66%; and Advisor: 2.04%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

13

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Frontier Markets Fund
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.47	$18.10	$16.94	$14.79	$15.85
Income from investment operations[a]:
Net investment income[b]	0.27	0.37	0.42	0.27	0.30
Net realized and unrealized gains (losses)	(2.77)	(3.89)	1.21	2.07	(0.96)
Total from investment operations	(2.50)	(3.52)	1.63	2.34	(0.66)
Less distributions from:
Net investment income	(0.78)	(0.55)	(0.32)	(0.19)	(0.21)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)
Total distributions	(0.78)	(1.11)	(0.47)	(0.19)	(0.40)
Net asset value, end of year.	$10.19	$13.47	$18.10	$16.94	$14.79

Total return[c]	(18.75)%	(19.91)%	9.60%	16.06%	(3.90)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.15%	1.98%	1.99%	2.10%	2.20%
Expenses net of waiver and payments by affiliates	2.15%[d]	1.98%[d]	1.99%[d]	2.10%	2.15%
Net investment income	2.24%	2.09%	2.28%	1.55%	2.17%

Supplemental data
Net assets, end of year (000’s)	$58,720	$148,693	$248,218	$197,288	$113,854
Portfolio turnover rate	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.27	$17.82	$16.71	$14.60	$15.65
Income from investment operations[a]:
Net investment income[b]	0.18	0.23	0.26	0.16	0.20
Net realized and unrealized gains (losses)	(2.72)	(3.81)	1.21	2.04	(0.95)
Total from investment operations	(2.54)	(3.58)	1.47	2.20	(0.75)
Less distributions from:
Net investment income	(0.68)	(0.41)	(0.21)	(0.09)	(0.11)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)
Total distributions	(0.68)	(0.97)	(0.36)	(0.09)	(0.30)
Net asset value, end of year.	$10.05	$13.27	$17.82	$16.71	$14.60

Total return[c]	(19.32)%	(20.53)%	8.78%	15.25%	(4.59)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.88%	2.74%	2.74%	2.80%	2.90%
Expenses net of waiver and payments by affiliates	2.88%[d]	2.74%[d]	2.74%[d]	2.80%	2.85%
Net investment income	1.51%	1.33%	1.53%	0.85%	1.47%

Supplemental data
Net assets, end of year (000’s)	$22,466	$37,770	$60,182	$44,086	$25,691
Portfolio turnover rate	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.40	$18.03	$16.88	$14.74	$15.86
Income from investment operations[a]:
Net investment income[b]	0.27	0.28	0.35	0.23	0.22
Net realized and unrealized gains (losses)	(2.78)	(3.84)	1.23	2.07	(0.93)
Total from investment operations	(2.51)	(3.56)	1.58	2.30	(0.71)
Less distributions from:
Net investment income	(0.76)	(0.51)	(0.28)	(0.16)	(0.22)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)
Total distributions	(0.76)	(1.07)	(0.43)	(0.16)	(0.41)
Net asset value, end of year.	$10.13	$13.40	$18.03	$16.88	$14.74

Total return	(18.89)%	(20.17)%	9.30%	15.91%	(4.17)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.40%	2.24%	2.24%	2.30%	2.40%
Expenses net of waiver and payments by affiliates	2.40%[c]	2.24%[c]	2.24%[c]	2.30%	2.35%
Net investment income	2.00%	1.83%	2.03%	1.35%	1.97%

Supplemental data
Net assets, end of year (000’s)	$118	$302	$388	$307	$198
Portfolio turnover rate	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
	Year Ended March 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.51	$18.18	$17.11
Income from investment operations[b]:
Net investment income[c]	0.30	0.40	0.36
Net realized and unrealized gains (losses)	(2.75)	(3.88)	1.24
Total from investment operations.	(2.45)	(3.48)	1.60
Less distributions from:
Net investment income	(0.85)	(0.63)	(0.38)
Net realized gains	—	(0.56)	(0.15)
Total distributions	(0.85)	(1.19)	(0.53)
Net asset value, end of year	$10.21	$13.51	$18.18

Total return[d]	(18.29)%	(19.63)%	9.41%

Ratios to average net assets[e]
Expenses[f]	1.65%	1.60%	1.61%
Net investment income.	2.74%	2.47%	2.66%

Supplemental data
Net assets, end of year (000’s)	$62,640	$139,104	$161,459
Portfolio turnover rate	19.12%	19.14%	12.65%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Frontier Markets Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.51	$18.18	$17.01	$14.84	$15.91
Income from investment operations[a]:
Net investment income[b]	0.34	0.41	0.45	0.28	0.37
Net realized and unrealized gains (losses)	(2.82)	(3.92)	1.23	2.12	(0.99)
Total from investment operations	(2.48)	(3.51)	1.68	2.40	(0.62)
Less distributions from:
Net investment income	(0.81)	(0.60)	(0.36)	(0.23)	(0.26)
Net realized gains	—	(0.56)	(0.15)	—	(0.19)
Total distributions	(0.81)	(1.16)	(0.51)	(0.23)	(0.45)
Net asset value, end of year.	$10.22	$13.51	$18.18	$17.01	$14.84

Total return	(18.53)%	(19.78)%	9.90%	16.44%	(3.61)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%	1.74%	1.74%	1.80%	1.90%
Expenses net of waiver and payments by affiliates	1.90%[c]	1.74%[c]	1.74%[c]	1.80%	1.85%
Net investment income	2.49%	2.33%	2.53%	1.85%	2.47%

Supplemental data
Net assets, end of year (000’s)	$79,380	$523,037	$1,037,057	$846,037	$225,171
Portfolio turnover rate	19.12%	19.14%	12.65%	5.86%	23.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, March 31, 2016
Templeton Frontier Markets Fund
	Industry	Shares	Value

Common Stocks 81.7%
Argentina 2.6%
Banco Macro SA, ADR	Banks	17,386	$1,120,875
Telecom Argentina SA, B, ADR	Diversified Telecommunication Services	261,695	4,681,724
			5,802,599
Bangladesh 0.2%
Islami Bank Bangladesh Ltd	Banks	1,352,437	397,039
Botswana 1.1%
Letshego Holdings Ltd	Consumer Finance	10,497,551	2,435,432
Cambodia 0.7%
NagaCorp Ltd	Hotels, Restaurants & Leisure	2,623,611	1,674,138
Egypt 6.4%
Eastern Tobacco	Tobacco	131,546	2,888,695
Egyptian International Pharmaceutical Industries Co	Pharmaceuticals	859,541	5,807,742
[a,b] Global Telecom Holding, GDR, Reg S	Wireless Telecommunication Services	3,400,776	5,526,262
			14,222,699
Kazakhstan 0.6%
[a] KazMunaiGas Exploration Production, GDR, Reg S	Oil, Gas & Consumable Fuels	185,896	1,384,925
Kenya 5.9%
East African Breweries Ltd	Beverages	1,986,000	5,579,202
KCB Group Ltd	Banks	18,304,442	7,577,985
			13,157,187
Kuwait 9.4%
Kuwait Foods Americana	Hotels, Restaurants & Leisure	1,582,405	12,896,194
Mobile Telecommunications Co	Wireless Telecommunication Services	5,703,572	6,707,862
National Bank of Kuwait SAK	Banks	598,638	1,328,764
			20,932,820
Nigeria 8.1%
Guaranty Trust Bank PLC	Banks	18,393,073	1,321,581
Nigerian Breweries PLC	Beverages	6,928,605	3,725,056
[c] SEPLAT Petroleum Development Co. PLC, 144A	Oil, Gas & Consumable Fuels	1,457,164	2,175,085
UAC of Nigeria PLC	Industrial Conglomerates	30,424,948	3,088,051
Zenith Bank PLC	Banks	143,579,232	7,762,600
			18,072,373
Oman 3.4%
Bank Muscat SAOG	Banks	7,585,070	7,524,988
Pakistan 6.4%
Habib Bank Ltd	Banks	1,715,800	2,804,711
Indus Motor Co. Ltd	Automobiles	534,004	4,805,017
United Bank Ltd	Banks	4,592,300	6,627,723
			14,237,451
Peru 0.5%
[a] Intercorp Financial Services Inc., Reg S	Banks	47,091	1,216,832
Romania 6.0%
[b] Banca Transilvania	Banks	2,806,421	1,922,867
[d] OMV Petrom SA	Oil, Gas & Consumable Fuels	189,759,209	11,600,007
			13,522,874
Senegal 3.6%
Sonatel	Diversified Telecommunication Services	188,609	7,982,105

franklintempleton.com

Annual Report

19

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
South Africa 1.8%
MTN Group Ltd	Wireless Telecommunication Services	448,451	$4,106,844
Sri Lanka 1.9%
Commercial Bank of Ceylon PLC	Banks	1,785,000	1,535,589
Hatton National Bank PLC	Banks	1,940,847	2,643,538
			4,179,127
Ukraine 2.9%
[a] MHP SA, GDR, Reg S	Food Products	772,827	6,569,030
United Arab Emirates 6.5%
[d] Aramex Co	Air Freight & Logistics	15,650,776	14,444,707
Vietnam 11.6%
Binh Minh Plastics JSC.	Building Products	644,382	4,184,018
[d] DHG Pharmaceutical JSC.	Pharmaceuticals	1,484,439	5,583,721
Hoa Phat Group JSC	Metals & Mining	1,872,583	2,473,690
Imexpharm Pharmaceutical JSC	Pharmaceuticals	1,059,783	2,244,710
PetroVietnam Drilling and Well Services JSC	Energy Equipment & Services	1,082,507	1,148,844
PetroVietnam Technical Services Corp	Energy Equipment & Services	3,074,724	2,106,588
Vietnam Dairy Products JSC	Food Products	1,348,588	8,092,192
			25,833,763
Zimbabwe 2.1%
Delta Corp. Ltd	Beverages	8,321,807	4,681,017
Total Common Stocks (Cost $200,052,815) .			182,377,950

[e] Participatory Notes 10.3%
Saudi Arabia 10.3%
[c] Deutsche Bank AG/London, Savola Al-Azizia United Co.,
144A, 9/27/16	Food Products	197,551	2,159,689
[c] HSBC Bank PLC,
Mouwasat Medical Services Co., 144A, 3/05/18	Health Care Providers & Services	152,732	4,642,620
Samba Financial Group, 144A, 6/29/17	Banks	1,179,297	6,414,777
Merrill Lynch International & Co. CV,
Saudi British Bank, 3/02/17.	Banks	61,585	373,581
[c]Saudi Dairy & Foodstuff Co., 144A, 4/02/18	Food Products	123,182	4,072,838
[c] Morgan Stanley BV,
Saudi British Bank, 144A, 9/08/17	Banks	144,043	873,779
Savola Al-Azizia United Co., 144A, 8/21/17	Food Products	421,597	4,609,030
			23,146,314
Total Participatory Notes
(Cost $24,915,690)			23,146,314
Total Investments (Cost $224,968,505)
92.0%			205,524,264
Other Assets, less Liabilities 8.0%			17,799,722
Net Assets 100.0%			$223,323,986

20 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Frontier Markets Fund (continued)

See Abbreviations on page 33.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2016, the aggregate value of these securities was $14,697,049, representing 6.58% of net assets.
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $24,947,818, representing 11.17% of net assets.
dAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eSee Note 1(c) regarding Participatory Notes.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016

Templeton Frontier Markets Fund

Assets:
Investments in securities:
Cost	$224,968,505
Value	$205,524,264
Foreign currency, at value (cost $14,874,396)	14,875,166
Receivables:
Investment securities sold	4,277,603
Capital shares sold	125,802
Dividends	4,225,471
Other assets	170
Total assets	229,028,476
Liabilities:
Payables:
Investment securities purchased.	108,853
Capital shares redeemed.	273,466
Management fees.	267,795
Distribution fees	59,047
Transfer agent fees	187,938
Funds advanced by custodian	2,394,316
Deferred tax	2,222,110
Accrued expenses and other liabilities	190,965
Total liabilities	5,704,490
Net assets, at value	$223,323,986
Net assets consist of:
Paid-in capital	$523,742,263
Distributions in excess of net investment income	(3,604,416)
Net unrealized appreciation (depreciation)	(21,765,953)
Accumulated net realized gain (loss)	(275,047,908)
Net assets, at value	$223,323,986

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2016

Templeton Frontier Markets Fund

Class A:
Net assets, at value	$58,719,820
Shares outstanding	5,761,837
Net asset value per share[a]	$10.19
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.81
Class C:
Net assets, at value	$22,465,627
Shares outstanding	2,234,727
Net asset value and maximum offering price per share[a]	$10.05
Class R:
Net assets, at value	$118,426
Shares outstanding	11,686
Net asset value and maximum offering price per share	$10.13
Class R6:
Net assets, at value	$62,640,345
Shares outstanding	6,132,798
Net asset value and maximum offering price per share	$10.21
Advisor Class:
Net assets, at value	$79,379,768
Shares outstanding	7,769,875
Net asset value and maximum offering price per share	$10.22

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2016

Templeton Frontier Markets Fund

Investment income:
Dividends (net of foreign taxes of $2,236,627)	$24,983,443
Expenses:
Management fees (Note 3a)	8,261,912
Distribution fees: (Note 3c)
Class A	266,624
Class C	297,562
Class R	626
Transfer agent fees: (Note 3e)
Class A	266,809
Class C	74,822
Class R	307
Class R6	2,069
Advisor Class	762,619
Custodian fees (Note 4)	825,497
Reports to shareholders	56,967
Registration and filing fees.	119,884
Professional fees	132,046
Trustees’ fees and expenses	29,356
Other	23,983
Total expenses	11,121,083
Expenses waived/paid by affiliates (Note 3f and 3g)	(33,247)
Net expenses	11,087,836
Net investment income.	13,895,607
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $185,296)	(181,952,678)
Foreign currency transactions.	(1,496,383)
Net realized gain (loss)	(183,449,061)
Net change in unrealized appreciation (depreciation) on:
Investments	56,312,067
Translation of other assets and liabilities
denominated in foreign currencies	10,829
Change in deferred taxes on unrealized appreciation	(291,873)
Net change in unrealized appreciation (depreciation)	56,031,023
Net realized and unrealized gain (loss)	(127,418,038)
Net increase (decrease) in net assets resulting from operations	$(113,522,431)

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Frontier Markets Fund

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$13,895,607	$30,118,011
Net realized gain (loss)	(183,449,061)	(22,510,357)
Net change in unrealized appreciation (depreciation)	56,031,023	(268,705,096)
Net increase (decrease) in net assets resulting from operations	(113,522,431)	(261,097,442)
Distributions to shareholders from:
Net investment income:
Class A.	(6,050,613)	(6,121,411)
Class C	(1,593,511)	(1,215,009)
Class R	(9,520)	(11,711)
Class R6.	(7,897,925)	(5,769,861)
Advisor Class	(16,520,638)	(30,273,314)
Net realized gains:
Class A.	—	(6,228,554)
Class C	—	(1,665,759)
Class R	—	(12,681)
Class R6.	—	(5,117,816)
Advisor Class	—	(28,112,660)
Total distributions to shareholders	(32,072,207)	(84,528,776)
Capital share transactions: (Note 2)
Class A.	(61,375,817)	(49,048,287)
Class C	(7,456,617)	(8,822,652)
Class R	(162,628)	20,950
Class R6.	(42,115,640)	21,869,310
Advisor Class	(368,876,208)	(276,791,231)
Total capital share transactions.	(479,986,910)	(312,771,910)
Net increase (decrease) in net assets	(625,581,548)	(658,398,128)
Net assets:
Beginning of year	848,905,534	1,507,303,662
End of year	$223,323,986	$848,905,534
Distributions in excess of net investment income included in net assets:
End of year	$(3,604,416)	$(1,191,924)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Frontier Markets Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market June 28, 2013.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

2. Shares of Beneficial Interest

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

At March 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

			Year Ended March 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	1,140,504		$14,006,521	2,895,283		$47,392,679
Shares issued in reinvestment of distributions	550,974		5,785,225	706,189		10,218,550
Shares redeemed	(6,971,713)		(81,167,563)	(6,272,258)		(106,659,516)
Net increase (decrease)	(5,280,235)		$(61,375,817)	(2,670,786)		$(49,048,287)

28 Annual Report

franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
			NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

			Year Ended March 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class C Shares:
Shares sold	209,990		$2,379,268	304,998		$5,144,611
Shares issued in reinvestment of distributions	144,147		1,496,245	183,444		2,621,411
Shares redeemed	(965,975)		(11,332,130)	(1,018,580)		(16,588,674)
Net increase (decrease)	(611,838)		$(7,456,617)	(530,138)		$(8,822,652)
Class R Shares:
Shares sold	5,488		$65,013	1,609		$28,997
Shares issued in reinvestment of distributions	912		9,520	1,692		24,392
Shares redeemed	(17,219)		(237,161)	(2,319)		(32,439)
Net increase (decrease)	(10,819)		$(162,628)	982		$20,950
Class R6 Shares:
Shares sold	498,603		$6,026,008	1,297,191		$21,641,051
Shares issued in reinvestment of distributions	724,298		7,605,137	727,527		10,549,145
Shares redeemed	(5,384,710)		(55,746,785)	(610,254)		(10,320,886)
Net increase (decrease)	(4,161,809)		$(42,115,640)	1,414,464		$21,869,310
Advisor Class Shares:
Shares sold	9,656,228	$121,506,571		13,009,497	$210,143,145
Shares issued in reinvestment of distributions	1,287,739		13,547,019	2,898,327		42,054,732
Shares redeemed	(41,883,967)		(503,929,798)	(34,255,878)		(528,989,108)
Net increase (decrease)	(30,940,000)	$(368,876,208)		(18,348,054)	$(276,791,231)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.450%	Up to and including $1 billion
1.400%	Over $1 billion, up to and including $5 billion
1.350%	Over $5 billion, up to and including $10 billion
1.300%	Over $10 billion, up to and including $15 billion
1.250%	Over $15 billion, up to and including $20 billion
1.200%	In excess of $20 billion

franklintempleton.com

Annual Report

29

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees (continued)

For the year ended March 31, 2016, the effective investment management fee rate was 1.450% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$8,224
CDSC retained	$7,591

e. Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $1,106,626, of which $405,862 was retained by Investor Services.

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than excercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	14,806,941	314,660,906	(329,467,846)	-	$-	$-	$-	-%

g. Waiver and Expense Reimbursements

Effective March 1, 2016, TAML has contractually agreed in advance to limit the investment management fees to 1.35% of the average daily net assets of the Fund until July 31, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2016. There were no Class R6 transfer agent fees waived during the year ended March 31, 2016.

h. Other Affiliated Transactions

At March 31, 2016, one or more of the funds in Franklin Fund Allocator Series owned 24.59% of the Fund’s outstanding shares.

i. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended March 31, 2016, the purchase and sale transactions aggregated $0 and $4,453,638, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$30,841,315
Long term	239,400,405
Total capital loss carryforwards	$270,241,720

franklintempleton.com Annual Report 31

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

5. Income Taxes (continued)

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred late-year ordinary losses of $463,766.

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$32,072,207	$47,013,670
Long term capital gain	-	37,515,106
	$32,072,207	$84,528,776

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$232,939,556

Unrealized appreciation	$26,367,420
Unrealized depreciation	(53,782,712)
Net unrealized appreciation (depreciation)	$(27,415,292)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended March 31, 2016, such reclassifications were as follows:

Distributions in excess of net investment income	$15,764,108
Accumulated net realized gain (loss)	$(15,764,108)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $104,047,198 and $599,437,850, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Frontier Markets Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$182,377,950	$—	$—	$182,377,950
Participatory Notes	—	23,146,314	—	23,146,314
Total Investments in Securities	$182,377,950	$23,146,314	$—	$205,524,264

aIncludes common stocks.
bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

franklintempleton.com

Annual Report

33

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Frontier Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier Markets Fund (the "Fund") at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 17, 2016

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Frontier Markets Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $6,075,354 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 9, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.1098	$1.2540	$0.2354
Class C	$0.1098	$1.1111	$0.2085
Class R	$0.1098	$1.1671	$0.2189
Class R6	$0.1098	$1.3541	$0.2542
Advisor Class	$0.1098	$1.2941	$0.2430

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

35

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND

Meeting of Shareholders

Special Meeting of Shareholders, June 30, 2015 (unaudited)

A Special Meeting of Shareholders of Templeton Frontier Markets Fund (the “Fund”) was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on June 30, 2015. The purpose of the meeting was to approve an amendment to the current fundamental investment policy regarding industry concentration. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:

1. To approve an amendment to the current fundamental investment policy regarding industry concentration:

		% of
		Outstanding	% of Shares
	Shares	Shares	Present
For	38,890,852.493	61.721%	97.801%
Against	494,703.755	0.785%	1.244%
Abstain	379,753.777	0.603%	0.955%
Total	39,765,310.025	63.109%	100.000%

There were no broker non-votes received with respect to this item.

36 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth	Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street	(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	40	Navient Corporation (loan
300 S.E. 2nd Street	management, servicing and asset
Fort Lauderdale, FL 33301-1923	recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2001	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street	(2007-present) and AML Foods Limited
Fort Lauderdale, FL 33301-1923	(retail distributors) (1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead	refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent	Canadian National Railway (railroad)
Trustee since 2007	(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street	financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

franklintempleton.com	Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	40	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	40	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

38 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Adviors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com				Annual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

40 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report 41

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Global Investment Trust, including Templeton Frontier Markets Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds, and subadvisory agreements where applicable, were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other

42 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND
SHAREHOLDER INFORMATION

factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewal. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as selected by Lipper. The Broadridge report showed the Fund’s total return for 2015 to be in the lowest performing quintile of such universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile for the previous five-year period. Management explained that the performance universe was broad and not limited to funds investing in “Frontier Markets.” Management also explained steps being taken to restructure the Fund to ensure greater diversification and positioning in view of changes in Frontier Markets. In light of these discussions and management’s continued attention to the Fund’s underperformance, the Board found that immediate changes in portfolio management were not required.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report for the Fund showed its contractual management fee rate and actual total expense ratio to be the highest within its Lipper expense group. In response to a request from the Board, management agreed to a waiver of the management fee to reduce the rate from 1.45 basis points to 1.35 basis points. The Board noted that the Fund had been closed to new investors since June 28, 2013.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently

franklintempleton.com

Annual Report

43

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FRONTIER MARKETS FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines.

The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

44 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FRONTIER MARKETS FUND

SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

45

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Frontier Markets Fund

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	096 A 05/16

Annual Report and Shareholder Letter

March 31, 2016

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates,

to access your account, or to find helpful

financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Global Balanced Fund

This annual report for Templeton Global Balanced Fund covers the fiscal year ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -7.74% cumulative total return. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Barclays Multiverse Index, posted a +0.46% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review. For global stocks, concerns about China’s slowing economy and tumbling stock market, declining commodity prices and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates contributed to market volatility. However, toward period-end, equity markets gained after the Fed decided to leave its federal funds target range unchanged after raising it for the first time in nine years in December, following the Bank of Japan’s (BOJ’s) decision to cut interest rates, and on hopes of additional stimulus measures by global central banks. For the reporting period, oil prices declined sharply, largely due to strong global supply, and gold and other commodity prices also witnessed a fall for most of the period but recovered toward period-end. The U.S. dollar declined against most currencies during the period, which increased the returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, declined during the period.

The U.S. economy strengthened in the second quarter, but moderated in the third and fourth quarters of 2015 as exports slowed and state and local governments reduced their spending. After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Fed raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting and maintained the rate through period-end. The Fed kept interest rates unchanged at its March meeting and indicated that it would monitor global economic and financial

1. Source: Morningstar. The Fund’s benchmark is currently weight 50% for the MSCI ACWI and 50% for the Barclays Multiverse Index and is rebalanced monthly. For the most recent 12 months ended 3/31/16, the MSCI ACWI had a -3.81% total return and the Barclays Multiverse Index had a +4.36% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of
Investments (SOI). The Consolidated SOI begins on page 27.

franklintempleton.com Annual Report 3

TEMPLETON GLOBAL BALANCED FUND

developments and their implications on the labor market and track their actual and expected progression toward its employment and inflation goal.

In Europe, U.K. fourth-quarter economic growth gained momentum from the services sector. In the eurozone, despite investor concerns about China’s moderating economy, geopolitical tensions between Russia and Turkey and the terror attacks in France, the region generally benefited during the period from lower oil prices and a weaker euro that supported exports. The eurozone also benefited from the European Central Bank’s (ECB’s) accommodative policy, an improved 2015 eurozone growth forecast, and expectations of further ECB stimulus. The eurozone’s annual inflation rate rose for most of the period but declined toward period-end due to a fall in energy prices. Toward period-end, the ECB reduced its benchmark interest rates and expanded its massive bond-buying program.

Japan’s economy contracted more than expected in the fourth quarter of 2015 after also contracting in the third quarter, as private consumption and housing investment declined. The BOJ took several actions during the period, including lowering its inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds. In January, the BOJ introduced a negative interest rate on excess reserves kept by financial institutions with the central bank in an effort to boost lending and support inflation.

In emerging markets, economic growth generally moderated. China’s economy grew in the fourth quarter of 2015 at an annual rate that was largely in line with the government’s target. Russia’s 2015 economic growth contracted because of declining oil prices and a weakening Russian ruble, while Brazil’s economy shrank amid weakness in the mining and services sectors. The People’s Bank of China (PBOC) cut its benchmark interest rate and the cash reserve requirement ratio for the country’s banks several times. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

Despite the return of market pessimism in early 2016, we continued to believe that fears of global deflation were unwarranted and that markets were overestimating the extent to which lower headline inflation reflected structurally weaker global demand. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our assessment, and we were wary of the lack of inflation being priced into bond yields across the globe. In our view, there were more risks of inflation moving to the upside than to the

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

downside, yet markets appeared to price in deflation and downside risks. Additionally, markets seemed to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, by our assessment, with larger foreign reserves and more diversified, growing economies. We were focused on the opportunity sets in specific emerging market currencies and believed that fears of a systemic crisis across the asset class were exaggerated. Over the final weeks of February, risk

4 Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried through to the close of the period in March.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We may regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forward contracts, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?
A futures contract is an agreement between the Fund and a
counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 70%/30% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required for practitioners of our approach. However, for the patient, disciplined investor, we believe this investment strategy is well suited to long-term capital preservation and appreciation.

Equity

Global equities declined during the 12 months under review as concerns surrounding China, credit and commodities, and the ability of central banks to further stimulate economic growth led to sharp selloffs in the third quarter of 2015 and first quarter of 2016. For most of the period, value stocks declined due to perceived investor risk, whereas growth stocks rose due to their generally strong revenue prospects and defensive earnings profiles. However, we were encouraged to see value stocks partially rebounding near period-end. We continued to believe current conditions were attractive for a sustainable recovery in low-valued equities. In particular, value stocks’ underperfor-mance versus growth stocks was at what we considered to be historical levels. In our analysis, the momentum and quality of value stocks have declined in recent years and cheap stocks traded at a wide discount relative to expensive stocks, with conditions similar to the height of the information technology bubble. Whenever these conditions have occurred in the past, patient investors have eventually been rewarded.

franklintempleton.com

Annual Report

5

TEMPLETON GLOBAL BALANCED FUND

Historically, value stocks generally doubled over the following 12-month period, tripled over the next three years, and more than quadrupled five years later, easily outperforming growth style stocks over those timeframes. Although we do not necessarily expect absolute and relative returns of this magnitude based on current conditions, we believe the current risk and reward component is compelling.

Top Five Equity Holdings
3/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	1.6%
Technology Hardware, Storage & Peripherals, South Korea
Roche Holding AG	1.5%
Pharmaceuticals, Switzerland
Microsoft Corp.	1.5%
Software, U.S.
BP PLC	1.4%
Oil, Gas & Consumable Fuels, U.K.
Swiss Re AG	1.4%
Insurance, Switzerland

In the recent challenging environment, stock selection and an overweighting in the financials sector negatively impacted the Fund’s relative performance.2 Not only were value stocks out of favor, but low interest rates, weak economic growth and increasing regulatory uncertainty pressured the profit outlook for banks. European banks, in particular, bore the brunt of the sector-wide selloff, and comprised half of the Fund’s 10 biggest detractors. Swiss lender Credit Suisse was a major detractor after reporting rising costs and disappointing earnings in fixed income. Even when factoring in the recent global financial crisis and European debt crisis, Credit Suisse was significantly cheaper, and near period-end traded at a discount to tangible book value. However, in our analysis, these depressed levels failed to reflect the firm’s strong capital position, updated strategic plan and profitability targets and lower reliance on investment banking for profits.

Within the sector more broadly, banks were addressing their challenges by re-pricing loans and services and working to grow more attractive fee- and commission-based business lines. In markets where loan re-pricing was insufficient to counter margin pressure, banks were successfully cutting deposit pricing, which we expect to be a continuing trend in markets where the Fund is currently exposed. Bloated cost structures were being addressed as companies exited cumbersome businesses and cut expenses organically and via consolidation, which had the added benefit of supporting pricing power. Legal expenditures and restructuring charges were also expected to decline as the regulatory and economic environment normalizes. Furthermore, declining rates have helped ease debt service burdens, lowering bank loan losses and helping to naturally offset the challenges otherwise posed by ultra-low or negative nominal interest rates. We believe these solutions could lead to progress among banks. In the European banking sector, return on tangible equity improved compared against the prior period and we anticipate this trend to continue in 2016, despite a dismal first quarter. European banks have also repaired balance sheets, doubling capital ratios since 2007 and achieving compliance with new, stricter capital requirements, while also growing dividend payouts nearly 130% over the past five years alone. Nonetheless, despite such achievements, the sector as a whole has shed its historic premium to book value, but we believe selective bank stocks in Europe and abroad remain undervalued.

Traditionally defensive consumer staples stocks benefited from investor uncertainty and risk aversion.3 Yet, as most of the sector’s stocks traded at their highest prices in the last decade, we continued to find few bargains. Despite the sector’s stable earnings and balance sheet profile, the richly valued companies selling commoditized products in a highly competitive industry generally results in relatively small profit margins. During the period, we found bargains primarily among special situations or restructuring stories, but stock selection and the Fund’s underweighting in consumer staples significantly detracted from relative performance during the review period. Stock selection in the telecommunications, consumer discretionary and industrials sectors also detracted from relative performance.4

Turning to contributors, stock selection in the materials sector, led by holdings in construction materials and metals and mining helped relative performance.5 A new position in U.K.-based commodities trader and diversified miner Glencore was a significant contributor. We believe a general misunderstanding of the firm’s trading business and funding

2. The financials sector comprises banks, capital markets, diversified financial services and insurance in the equity section of the Consolidated SOI.
3. The consumer staples sector comprises beverages and food and strapless retailing in the equity section of the Consolidated SOI.
4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity section of the Consolidated
SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; media; multiline retail and specialty retail in the equity section of the Consolidated SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment and industrial conglomerates in the equity section of the Consolidated SOI.
5. The materials sector comprises construction materials, metals and mining, and paper and forest products in the equity section of the Consolidated SOI.

6 Annual Report franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

model, combined with fears surrounding its balance sheet in an environment of falling commodity prices, weighed heavily on the stock, driving shares to nearly half of the firm’s 2011 price. Glencore has since responded decisively to market concerns by selling assets, cutting debt, improving liquidity, reducing receivables and gaining efficiencies across its industrial and marketing businesses. In our opinion, the successful renegotiation of a revolving credit along with recent strong earnings further enhanced Glencore’s credibility among investors. We believe more abundant value in the materials sector has, however, remained elusive. Construction materials firms have begun to reflect expected earnings improvements as major Western property markets recover. Chemicals stocks appeared generally overpriced, with margins near cyclical peaks and new capacity negatively impacting industry pricing. The mining industry also suffered from excess capacity following an unprecedented investment boom in China. Although some stocks look attractively valued, commodity cycles are long and low multiples often reflect unsustainable earnings.

Among resource sectors, we found more abundant bargains in the energy sector.6 Although stock selection in the energy sector contributed to relative performance, the negative impact of the Fund’s overweighted allocation led to overall underperformance. The Fund was hampered by declining oil prices, which hit a 12-year low during the period. Nevertheless, we believe the oil industry dynamics and corporate fundamentals in the energy sector continue to support long-term value. Regarding supply, Saudi Arabia’s interest in a coordinated production freeze suggests to us that the country is either unable to increase its output or is unwilling to further pressure pricing given the effect of cheap oil on its own finances. Consequently, we view either scenario as a positive sign that large producers may yet cooperate to help balance the oil market. Meanwhile, in North America, production of oil has generally and intentionally declined to help drive demand, leading to fewer oil and gas rigs operating in the U.S. compared to prior historical periods. Globally, oil demand has continued to grow since the global financial crisis, outpacing the growth rate from 2003–2008. However, despite these supportive fundamentals, large-cap energy stocks traded at a lower relative price-to-book multiple during the first quarter of 2016 than at any time in the past 88 years. Although near-term volatility is to be expected, we believe the sector remains promising for bargain hunters with a long-term investment horizon.

Although the Fund’s underweighting in information technology (IT) detracted from relative performance, stock selection contributed to relative results and more than offset the underweighting’s negative effect.7 U.S. software giant Microsoft was among the portfolio’s top performers during the period under review . Microsoft continued to make encouraging progress to reposition itself to compete in mobile and cloud computing, key growth areas that should help the firm capture revenue and profit opportunities from other parts of the industry. Shares of Chinese travel technology firm TravelSky also significantly contributed after the firm beat earnings estimates and paid out a larger-than-expected dividend following robust demand in the Chinese aviation market. More broadly, every major technology component, such as computers, storage, networking, database and apps, were consistently disrupted by a new set of technologies. Our approach is to identify mature technology companies that offer what we consider value in their ability to adapt to change as well as new technology entrants that are likely to outpace competitors.

From a regional standpoint, an underweighting in Japan and an overweighting in China aided Fund performance. However, losses in South Korea and Taiwan, resulted in modest underperformance of the portfolio’s Asian holdings. Stock selection in continental Europe failed to overcome the negative impact of an overweighted allocation and broad-based weakness in the U.K, while the equity portfolio’s underweighting in U.S. holdings also notably detracted.

As this difficult review period came to a close, we maintained our conviction in Templeton’s time-tested investment discipline. We were particularly encouraged by the nascent recovery in value-oriented stocks in the final months of the period. In an environment of elevated uncertainty, our six decades of experience in global equity markets reminds us that long-term outperformance comes from maintaining discipline in difficult times. In our analysis, with value stocks trading near historical relative valuation lows and the dividend from global equities exceeding the coupon on even the longest-dated government securities, we expect opportunities to arise for long-term, income-oriented value investors.

6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the equity section of the Consolidated SOI.
7. The IT sector comprises communications equipment; electronic equipment, instruments and components; internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity section of the Consolidated SOI.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com

Annual Report

7

TEMPLETON GLOBAL BALANCED FUND

Top Five Fixed Income Holdings*
3/31/16
% of Total
Issue/Issuer	Net Assets
Government of Mexico	4.4%
Government of Malaysia	4.2%
Government of Indonesia	3.4%
Nota Do Tesouro Nacional	3.1%
Government of Ukraine	2.1%
*Excludes short-term investments.

Fixed Income

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we shifted out of markets that we were previously contrarian on in order to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the global bond and currency markets. We were positioned for depreciation of the euro and yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, interest rate strategies and overall credit exposures contributed to absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America and Asia ex-Japan contributed to absolute return, as did negative duration exposure to U.S. Treasuries. Subinvestment-grade sovereign credit exposures also contributed to absolute performance.

Overall currency positions detracted from absolute performance. The Fund’s net-negative positions in the euro and the Japanese yen, achieved through currency forward contracts, detracted from absolute return, as did currency positions in Latin America. High yield corporate bonds also detracted from absolute performance.

8 Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com Annual Report 9

TEMPLETON GLOBAL BALANCED FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	3/31/15		Change
A (TAGBX)	$2.72	$3.13	-$	0.41
A1 (TINCX)	$2.72	$3.13	-$	0.41
C (FCGBX)	$2.70	$3.12	-$	0.42
C1 (TCINX)	$2.72	$3.13	-$	0.41
R (N/A)	$2.72	$3.14	-$	0.42
R6 (N/A)	$2.73	$3.14	-$	0.41
Advisor (TZINX)	$2.73	$3.14	-$	0.41

Distributions[1] (4/1/15–3/31/16)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.0937	$0.0790		$0.1727
A1	$0.0936	$0.0790		$0.1726
C	$0.0753	$0.0790		$0.1543
C1	$0.0831	$0.0790		$0.1621
R	$0.0877	$0.0790		$0.1667
R6	$0.1027	$0.0790		$0.1817
Advisor	$0.1001	$0.0790		$0.1791

See page 17 for Performance Summary footnotes.

10 Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class A1: 4.25% maximum initial sales charge; Class C/C1: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

				Total Annual Operating Expenses[6]
	Cumulative	Average Annual	Value of
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	(with waiver)	(without waiver)
A7				1.11%	1.11%
1-Year	-7.74%	-13.02%	$8,698
5-Year	+19.99%	+2.47%	$11,296
10-Year	+69.40%	+4.80%	$15,983
A1				1.11%	1.11%
1-Year	-7.76%	-11.71%	$8,829
5-Year	+19.79%	+2.77%	$11,464
10-Year	+69.12%	+4.93%	$16,184
C				1.83%	1.83%
1-Year	-8.68%	-9.54%	$9,046
3-Year	+4.16%	+1.37%	$10,416
Since Inception (7/1/11)	+12.90%	+2.59%	$11,290
C1				1.51%	1.51%
1-Year	-8.07%	-8.94%	$9,106
5-Year	+17.48%	+3.27%	$11,748
10-Year	+62.77%	+4.99%	$16,277
R				1.36%	1.36%
1-Year	-8.24%	-8.24%	$9,176
5-Year	+17.93%	+3.35%	$11,793
10-Year	+64.89%	+5.13%	$16,489
R6				0.76%	0.92%
1-Year	-7.44%	-7.44%	$9,256
Since Inception (5/1/13)	+5.03%	+1.70%	$10,503
Advisor				0.86%	0.86%
1-Year	-7.52%	-7.52%	$9,248
5-Year	+21.25%	+3.93%	$12,125
10-Year	+73.74%	+5.68%	$17,374

See page 17 for Performance Summary footnotes.

franklintempleton.com

Annual Report

11

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 3/31/16[2] (continued)

		30-Day Standardized Yield[9]
	Distribution
Share Class	Rate[8]	(with waiver)	(without waiver)
A	4.82%	2.83%	2.83%
A1	4.92%	2.89%	2.89%
C	4.06%	2.29%	2.29%
C1	4.53%	2.56%	2.55%
R	4.79%	2.76%	2.76%
R6	5.61%	3.39%	3.38%
Advisor	5.47%	3.28%	3.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

12 Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 17 for Performance Summary footnotes.

franklintempleton.com Annual Report 13

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 17 for Performance Summary footnotes.

14 Annual Report

franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

See page 17 for Performance Summary footnotes.

franklintempleton.com Annual Report 15

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

See page 17 for Performance Summary footnotes.

16 Annual Report franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response toa specific market event. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A:	The Fund began offering a new Class A share on 9/27/11. Beginning 7/1/11, the Fund’s existing Class A shares (renamed Class A1 on 9/27/11) were available to new investors with a maximum initial sales charge of 5.75%. Prior to 7/1/11, the Fund offered Class A shares with a lower maximum initial sales charge.

Class A1	Effective 9/27/11, Class A shares were renamed Class A1. This share class is only available for shareholders who purchased prior to 7/1/11. A new
(formerly Class A):	Class A share is available for investors with an initial purchase date on or after 7/1/11.
Class C:	The Fund began offering a new Class C share on 7/1/11. Prior to that date, the Fund offered a Class C share (renamed Class C1) with lower Rule 12b-1 expenses. These shares have higher annual fees and expenses than Class A shares.
Class C1	Effective 7/1/11, Class C closed to new investors and was renamed Class C1. These shares have higher annual fees and expenses than Class A shares.
(formerly Class C):	A new Class C share is now available.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 7/31/16.
Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
8. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Classes C, C1, R, R6 and
Advisor) per share on 3/31/16.
9. The 30-day standardized yield for the 30 days ended 3/31/16 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s consolidated financial statements.
10. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global
Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report 17

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

18 Annual Report

franklintempleton.com

			TEMPLETON GLOBAL BALANCED FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,004.30	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.60
A1
Actual	$1,000	$1,004.20	$5.56
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.60
C
Actual	$1,000	$1,001.60	$9.31
Hypothetical (5% return before expenses)	$1,000	$1,015.70	$9.37
C1
Actual	$1,000	$1,002.90	$7.56
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.62
R
Actual	$1,000	$1,003.40	$6.81
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.86
R6
Actual	$1,000	$1,005.50	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.25	$3.79
Advisor
Actual	$1,000	$1,005.20	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.70	$4.34

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.11%;
A1: 1.11%; C: 1.86%; C1: 1.51%; R: 1.36%; R6: 0.75%; and Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com

Annual Report

19

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights
Templeton Global Balanced Fund
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.13	$3.30	$2.94	$2.80	$2.50
Income from investment operations[b]:
Net investment income[c]	0.08	0.08	0.09 [d]	0.07	0.04
Net realized and unrealized gains (losses)	(0.32)	(0.07)	0.35	0.23	0.33
Total from investment operations	(0.24)	0.01	0.44	0.30	0.37
Less distributions from:
Net investment income	(0.09)	(0.18)	(0.08)	(0.16)	(0.07)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.17)	(0.18)	(0.08)	(0.16)	(0.07)
Net asset value, end of year.	$2.72	$3.13	$3.30	$2.94	$2.80

Total return[e]	(7.74)%	0.38%	15.06%	11.31%	14.99%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.10%[g]	1.11%[g,h]	1.12%[g]	1.20%	1.20%
Net investment income	2.55%	2.55%	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of year (000’s)	$987,949	$1,117,109	$1,055,121	$238,319	$72,962
Portfolio turnover rate	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period September 27, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
		CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.13	$3.30	$2.94	$2.79	$2.89
Income from investment operations[a]:
Net investment income[b]	0.08	0.08	0.09 [c]	0.08	0.09
Net realized and unrealized gains (losses)	(0.32)	(0.07)	0.34	0.23	(0.08)
Total from investment operations	(0.24)	0.01	0.43	0.31	0.01
Less distributions from:
Net investment income	(0.09)	(0.18)	(0.07)	(0.16)	(0.11)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.17)	(0.18)	(0.07)	(0.16)	(0.11)
Net asset value, end of year.	$2.72	$3.13	$3.30	$2.94	$2.79

Total return[d]	(7.76)%	0.36%	14.98%	11.67%	0.78%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.10%[e]	1.11%[e,f]	1.12%[e]	1.20%	1.20%
Net investment income	2.55%	2.55%	2.76%[c]	2.84%	3.27%

Supplemental data
Net assets, end of year (000’s)	$370,212	$467,765	$538,901	$533,538	$572,179
Portfolio turnover rate	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.12	$3.28	$2.93	$2.79	$2.94
Income from investment operations[b]:
Net investment income[c]	0.05	0.06	0.06 [d]	0.05	0.04
Net realized and unrealized gains (losses)	(0.31)	(0.07)	0.35	0.23	(0.11)
Total from investment operations	(0.26)	(0.01)	0.41	0.28	(0.07)
Less distributions from:
Net investment income	(0.08)	(0.15)	(0.06)	(0.14)	(0.08)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.16)	(0.15)	(0.06)	(0.14)	(0.08)
Net asset value, end of year.	$2.70	$3.12	$3.28	$2.93	$2.79

Total return[e]	(8.68)%	(0.04)%	14.11%	10.66%	(2.05)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.86%	1.83%	1.88%	1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.85%[g]	1.83%[g,h]	1.87%[g]	1.95%	1.95%
Net investment income	1.80%	1.83%	2.01%[d]	2.09%	2.52%

Supplemental data
Net assets, end of year (000’s)	$464,899	$507,888	$480,700	$88,988	$18,703
Portfolio turnover rate	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period July 1, 2011 (effective date) to March 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

22 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

		TEMPLETON GLOBAL INVESTMENT TRUST
		CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class C1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.13	$3.29	$2.93	$2.79	$2.89
Income from investment operations[a]:
Net investment income[b]	0.06	0.07	0.07 [c]	0.07	0.08
Net realized and unrealized gains (losses)	(0.31)	(0.07)	0.35	0.22	(0.08)
Total from investment operations	(0.25)	—	0.42	0.29	—
Less distributions from:
Net investment income	(0.08)	(0.16)	(0.06)	(0.15)	(0.10)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.16)	(0.16)	(0.06)	(0.15)	(0.10)
Net asset value, end of year.	$2.72	$3.13	$3.29	$2.93	$2.79

Total return[d]	(8.07)%	0.26%	14.57%	10.86%	0.36%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.51%	1.51%	1.53%	1.61%	1.64%
Expenses net of waiver and payments by affiliates	1.50%[e]	1.51%[e,f]	1.52%[e]	1.60%	1.60%
Net investment income	2.15%	2.15%	2.36%[c]	2.44%	2.87%

Supplemental data
Net assets, end of year (000’s)	$233,840	$296,672	$341,690	$322,243	$342,091
Portfolio turnover rate	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 23

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.14	$3.30	$2.94	$2.80	$2.90
Income from investment operations[a]:
Net investment income[b]	0.07	0.07	0.08 [c]	0.07	0.08
Net realized and unrealized gains (losses)	(0.32)	(0.06)	0.35	0.22	(0.07)
Total from investment operations	(0.25)	0.01	0.43	0.29	0.01
Less distributions from:
Net investment income	(0.09)	(0.17)	(0.07)	(0.15)	(0.11)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.17)	(0.17)	(0.07)	(0.15)	(0.11)
Net asset value, end of year.	$2.72	$3.14	$3.30	$2.94	$2.80

Total return	(8.24)%	0.43%	14.70%	10.99%	0.52%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.36%	1.38%	1.46%	1.49%
Expenses net of waiver and payments by affiliates	1.35%[d]	1.36%[d,e]	1.37%[d]	1.45%	1.45%
Net investment income	2.30%	2.30%	2.51%[c]	2.59%	3.02%

Supplemental data
Net assets, end of year (000’s)	$6,498	$6,357	$5,757	$3,864	$3,426
Portfolio turnover rate	44.25%	20.90%	13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

24 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Year Ended March 31,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.14	$3.30	$3.02
Income from investment operations[b]:
Net investment income[c]	0.08	0.07	0.09 [d]
Net realized and unrealized gains (losses)	(0.31)	(0.04)	0.28
Total from investment operations.	(0.23)	0.03	0.37
Less distributions from:
Net investment income	(0.10)	(0.19)	(0.09)
Net realized gains	(0.08)	—	—
Total distributions	(0.18)	(0.19)	(0.09)
Net asset value, end of year	$2.73	$3.14	$3.30

Total return[e]	(7.44)%	1.02%	12.32%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.81%	0.92%	2.31%
Expenses net of waiver and payments by affiliates[g]	0.75%	0.76%	0.77%
Net investment income.	2.90%	2.90%	3.11%[d]

Supplemental data
Net assets, end of year (000’s)	$1,089	$660	$5
Portfolio turnover rate	44.25%	20.90%	13.33%

aFor the period May 1, 2013 (effective date) to March 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 25

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
		Year Ended March 31,
	2016	2015		2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$3.14	$3.31		$2.95	$2.80	$2.90
Income from investment operations[a]:
Net investment income[b]	0.08	0.09		0.09 [c]	0.08	0.10
Net realized and unrealized gains (losses)	(0.31)	(0.08)		0.35	0.24	(0.08)
Total from investment operations	(0.23)	0.01		0.44	0.32	0.02
Less distributions from:
Net investment income	(0.10)	(0.18)		(0.08)	(0.17)	(0.12)
Net realized gains	(0.08)	—		—	—	—
Total distributions	(0.18)	(0.18)		(0.08)	(0.17)	(0.12)
Net asset value, end of year.	$2.73	$3.14		$3.31	$2.95	$2.80

Total return	(7.52)%	0.62%		15.23%	11.92%	1.04%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.86%	0.86%		0.88%	0.96%	0.99%
Expenses net of waiver and payments by affiliates	0.85%[d]	0.86	% [d,e]	0.87%[d]	0.95%	0.95%
Net investment income	2.80%	2.80%		3.01%[c]	3.09%	3.52%

Supplemental data
Net assets, end of year (000’s)	$299,226	$405,877		$421,583	$146,013	$100,800
Portfolio turnover rate	44.25%	20.90%		13.33%	30.44%	19.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, March 31, 2016
Templeton Global Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 66.5%
Austria 0.2%
UNIQA Insurance Group AG	Insurance	698,239	$4,909,298
Belgium 0.6%
UCB SA	Pharmaceuticals	200,660	15,357,700
Brazil 0.5%
BM&F BOVESPA SA	Diversified Financial Services	2,530,300	10,810,304
Canada 0.3%
Precision Drilling Corp	Energy Equipment & Services	1,815,900	7,610,258
China 2.6%
China Life Insurance Co. Ltd., H.	Insurance	5,156,000	12,721,592
China Mobile Ltd	Wireless Telecommunication Services	983,000	10,948,481
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	26,602,000	14,059,982
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	35,170,700	5,803,334
Haier Electronics Group Co. Ltd	Household Durables	4,165,000	7,226,811
Shanghai Pharmaceuticals Holding Co. Ltd.,
H	Health Care Providers & Services	5,765,200	11,445,156
			62,205,356
Denmark 0.8%
[a] H. Lundbeck AS	Pharmaceuticals	537,290	17,743,611
France 6.1%
AXA SA	Insurance	1,158,260	27,277,478
BNP Paribas SA.	Banks	441,920	22,248,373
Cie Generale des Etablissements Michelin,
B	Auto Components	205,824	21,068,726
Compagnie de Saint-Gobain	Building Products	397,507	17,523,867
Credit Agricole SA	Banks	1,257,950	13,628,459
Sanofi	Pharmaceuticals	100,270	8,087,417
Technip SA	Energy Equipment & Services	322,037	17,855,071
Total SA, B	Oil, Gas & Consumable Fuels	366,440	16,709,040
			144,398,431
Germany 3.5%
Bayer AG	Pharmaceuticals	157,350	18,501,406
[a] Deutsche Lufthansa AG	Airlines	768,570	12,426,887
HeidelbergCement AG	Construction Materials	151,350	12,963,629
Metro AG	Food & Staples Retailing	342,670	10,620,902
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	51,380	10,453,887
Siemens AG	Industrial Conglomerates	156,850	16,630,490
			81,597,201
Hong Kong 0.4%
CK Hutchison Holdings Ltd	Industrial Conglomerates	737,352	9,552,731
Ireland 0.7%
CRH PLC	Construction Materials	574,232	16,229,374
Israel 1.2%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	523,801	28,028,592
Italy 1.5%
Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	23,957,033
UniCredit SpA	Banks	2,926,136	10,558,238
			34,515,271

franklintempleton.com

Annual Report

27

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Japan 3.8%
CANON Inc	Technology Hardware, Storage & Peripherals	604,000	$18,005,420
Nissan Motor Co. Ltd	Automobiles	2,880,400	26,655,441
SoftBank Group Corp	Wireless Telecommunication Services	245,900	11,724,194
Suntory Beverage & Food Ltd	Beverages	513,800	23,145,995
[a] Toshiba Corp	Industrial Conglomerates	5,177,000	10,073,864
			89,604,914
Netherlands 1.7%
Aegon NV	Insurance	2,992,912	16,467,901
ING Groep NV, IDR	Banks	1,201,070	14,532,464
[a] QIAGEN NV	Life Sciences Tools & Services	383,180	8,539,908
			39,540,273
Norway 0.9%
Telenor ASA	Diversified Telecommunication Services	1,325,350	21,467,896
Portugal 0.9%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,600,398	20,129,266
Singapore 1.1%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	4,426,299	12,548,955
United Overseas Bank Ltd	Banks	894,000	12,520,247
			25,069,202
South Africa 0.0%†
[a,b,c] Edcon Holdings Ltd., F wts., 2/20/49.	Specialty Retail	4,441	51
[a,b,c] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	904,500
[a,b,c] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	73,246
			977,797
South Korea 2.6%
[d] Hyundai Motor Co., GDR, Reg S	Automobiles	301,840	13,673,352
KB Financial Group Inc	Banks	313,845	8,726,174
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	33,112	37,924,378
			60,323,904
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	1,520,951	17,056,004
Sweden 0.5%
Getinge AB, B	Health Care Equipment & Supplies	558,880	12,884,306
Switzerland 4.6%
ABB Ltd	Electrical Equipment	814,710	15,884,789
Credit Suisse Group AG	Capital Markets	1,117,916	15,829,825
Glencore PLC	Metals & Mining	4,748,520	10,733,560
Roche Holding AG	Pharmaceuticals	146,010	35,957,517
Swiss Re AG	Insurance	339,750	31,424,622
			109,830,313
Taiwan 0.9%
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	12,073,000	21,066,275
Thailand 0.9%
Bangkok Bank PCL, fgn	Banks	4,178,800	21,649,348

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
United Kingdom 13.2%
Aberdeen Asset Management PLC	Capital Markets	2,802,180	$11,170,157
Aviva PLC	Insurance	2,582,584	16,926,662
BAE Systems PLC	Aerospace & Defense	2,822,060	20,641,479
Barclays PLC	Banks	4,794,815	10,335,224
BP PLC	Oil, Gas & Consumable Fuels	6,699,380	33,708,973
Carillion PLC	Construction & Engineering	4,169,170	17,619,818
[a,e] CEVA Holdings LLC	Air Freight & Logistics	247	98,684
GlaxoSmithKline PLC	Pharmaceuticals	961,083	19,500,798
HSBC Holdings PLC	Banks	4,927,392	30,743,201
Kingfisher PLC	Specialty Retail	2,874,548	15,560,443
Marks & Spencer Group PLC.	Multiline Retail	2,371,620	13,843,369
Petrofac Ltd	Energy Equipment & Services	990,990	13,115,525
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,145,659	27,987,305
Sky PLC	Media	1,363,300	20,060,797
Standard Chartered PLC	Banks	1,405,926	9,547,002
[a] Tesco PLC.	Food & Staples Retailing	8,258,780	22,762,643
Vodafone Group PLC	Wireless Telecommunication Services	9,205,576	29,261,250
			312,883,330
United States 16.3%
Allegheny Technologies Inc	Metals & Mining	650,470	10,602,661
[a] Alphabet Inc., A	Internet Software & Services	18,610	14,197,569
Amgen Inc	Biotechnology	180,420	27,050,371
Baker Hughes Inc	Energy Equipment & Services	244,230	10,704,601
Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	666,210	2,744,785
Chevron Corp	Oil, Gas & Consumable Fuels	265,180	25,298,172
Cisco Systems Inc	Communications Equipment	493,490	14,049,660
Citigroup Inc	Banks	550,570	22,986,298
Comcast Corp., A	Media	280,562	17,136,727
Devon Energy Corp	Oil, Gas & Consumable Fuels	410,640	11,267,962
Eli Lilly & Co	Pharmaceuticals	257,690	18,556,257
General Motors Co	Automobiles	985,600	30,977,408
Gilead Sciences Inc	Biotechnology	228,800	21,017,568
Halliburton Co	Energy Equipment & Services	518,235	18,511,354
Hewlett Packard Enterprise Co	Technology Hardware, Storage & Peripherals	625,210	11,084,973
HP Inc	Technology Hardware, Storage & Peripherals	625,210	7,702,587
[a] Ionis Pharmaceuticals Inc	Biotechnology	151,130	6,120,765
JPMorgan Chase & Co	Banks	487,826	28,889,056
[a] Knowles Corp	Electronic Equipment, Instruments
	& Components	600,590	7,915,776
Medtronic PLC	Health Care Equipment & Supplies	231,690	17,376,750
Microsoft Corp	Software	637,312	35,198,742
Pfizer Inc	Pharmaceuticals	414,482	12,285,246
[a,c,f] Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	4,128,508
Walgreens Boots Alliance Inc	Food & Staples Retailing	116,720	9,832,493
			385,636,289
Total Common Stocks and Other
Equity Interests
(Cost $1,707,970,386)			1,571,077,244

franklintempleton.com

Annual Report

29

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

[g] Equity-Linked Securities 3.3%
United States 3.3%
[h] The Goldman Sachs Group Inc. into Applied
Materials Inc., 6.00%, 144A	Semiconductors & Semiconductor Equipment	899,337	$18,404,302
[h] The Goldman Sachs Group Inc. into Best
Buy Co. Inc., 5.40%, 144A	Specialty Retail	634,950	20,748,515
[h] The Goldman Sachs Group Inc. into
Microsoft Corp., 4.70%, 144A	Software	390,308	21,535,166
[h] Royal Bank of Canada into Macy’s Inc.,
4.20%, 144A	Multiline Retail	386,111	17,143,830
			77,831,813
Total Equity-Linked Securities
(Cost $85,122,728)			77,831,813

Convertible Preferred Stocks
0.0%†
United Kingdom 0.0%†
[a,e] CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12	6,300
[a,e] CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534	213,624
			219,924
Total Convertible Preferred
Stocks (Cost $802,629)			219,924

Preferred Stocks
(Cost $16,346,286) 0.4%
Germany 0.4%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	129,100	8,772,800
		Principal
		Amount*

Corporate Bonds and Notes 2.0%
Australia 0.0%†
[h] FMG Resources (August 2006) Pty. Ltd.,
senior secured note, 144A, 9.75%, 3/01/22 .	Metals & Mining	900,000	894,600
Bermuda 0.0%†
[h] Digicel Group Ltd., senior note, 144A, 8.25%,
9/30/20	Wireless Telecommunication Services	600,000	515,901
[h] Digicel Ltd., senior note, 144A, 6.00%,
4/15/21	Wireless Telecommunication Services	500,000	450,973
			966,874
Brazil 0.0%†
[h] JBS Investments GmbH, senior note, 144A,
7.25%, 4/03/24	Food & Staples Retailing	1,000,000	917,805
Canada 0.1%
CHC Helicopter SA, senior secured note, first
lien, 9.25%, 10/15/20	Energy Equipment & Services	1,350,000	577,125
[h] First Quantum Minerals Ltd., senior note,
144A, 7.00%, 2/15/21	Metals & Mining	1,500,000	1,012,500
			1,589,625

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value

Corporate Bonds and
Notes (continued)
Italy 0.1%
[h] Wind Acquisition Finance SA, senior note,
144A, 7.375%, 4/23/21	Diversified Telecommunication Services	1,200,000		$1,101,000
Luxembourg 0.1%
[h] Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA Inc., senior note, 144A,
6.75%, 1/31/21	Containers & Packaging	1,100,000		1,069,409
Intelsat Jackson Holdings SA,
senior bond, 5.50%, 8/01/23	Diversified Telecommunication Services	800,000		484,660
senior note, 7.50%, 4/01/21.	Diversified Telecommunication Services	400,000		256,000
				1,810,069
Mexico 0.1%
[h] Cemex Finance LLC, senior secured note,
first lien, 144A, 6.00%, 4/01/24	Construction Materials	1,100,000		1,040,847
Russia 0.1%
[h] LUKOIL International Finance BV, 144A,
6.656%, 6/07/22	Oil, Gas & Consumable Fuels	2,000,000		2,134,990
South Africa 0.1%
[c,h] Edcon Ltd.,
secured note, 144A, 9.50%, 3/01/18.	Specialty Retail	800,000	EUR	332,076
[i] senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	586,451	EUR	526,365
[i] senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	1,172,904	EUR	1,052,731
[i] senior secured note, 144A, PIK, 12.75%,
6/30/19	Specialty Retail	1,799,535	EUR	644,256
				2,555,428
Ukraine 0.1%
[h,j] Ukreximbank (BIZ Finance PLC), loan
participation, senior note, 144A, 9.75%,
1/22/25	Diversified Financial Services	3,880,000		3,336,800
United States 1.3%
[h] BMC Software Finance Inc., senior note,
144A, 8.125%, 7/15/21	Internet Software & Services	1,200,000		870,000
BreitBurn Energy Partners LP/BreitBurn
Finance Corp., senior bond, 7.875%,
4/15/22	Oil, Gas & Consumable Fuels	1,500,000		157,500
Calpine Corp.,
senior bond, 5.75%, 1/15/25	Independent Power & Renewable
	Electricity Producers	500,000		481,875
[h]senior secured bond, first lien, 144A,	Independent Power & Renewable
7.875%, 1/15/23.	Electricity Producers	784,000		834,960
CCO Holdings LLC/CCO Holdings Capital
Corp., senior bond, 5.25%, 9/30/22	Media	1,100,000		1,135,750
CenturyLink Inc., senior bond, 6.75%,
12/01/23	Diversified Telecommunication Services	1,100,000		1,073,875
[h] Chesapeake Energy Corp., secured note,
second lien, 144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	820,000		401,800

franklintempleton.com

Annual Report

31

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*		Value

Corporate Bonds and
Notes (continued)
United States (continued)
[k] Citigroup Inc., junior sub. bond, M, 6.30% to
5/15/24, FRN thereafter, Perpetual	Banks	1,100,000		$1,057,906
DaVita HealthCare Partners Inc., senior
bond, 5.125%, 7/15/24	Health Care Providers & Services	1,100,000		1,113,062
Energy Transfer Equity LP, senior secured
bond, first lien, 5.875%, 1/15/24	Oil, Gas & Consumable Fuels	1,100,000		946,000
Equinix Inc., senior bond, 5.375%, 4/01/23	Real Estate Investment Trusts (REITs)	1,100,000		1,144,000
[h,l] Fontainebleau Las Vegas, senior secured
bond, first lien, 144A, 11.00%, 6/15/15	Hotels, Restaurants & Leisure	1,000,000		1,975
Ford Motor Credit Co. LLC,
senior note, 6.625%, 8/15/17	Automobiles	450,000		477,501
senior note, 8.125%, 1/15/20	Automobiles	300,000		356,677
Gannett Co. Inc., senior bond, 6.375%,
10/15/23	Media	1,100,000		1,186,625
General Electric Co., senior note, A, 8.50%,
4/06/18	Industrial Conglomerates	59,000,000	MXN	3,651,773
Grifols Worldwide Operations Ltd., senior
note, 5.25%, 4/01/22	Pharmaceuticals	1,400,000		1,445,500
HCA Inc.,
senior bond, 5.875%, 2/15/26	Health Care Providers & Services	1,100,000		1,135,750
senior secured bond, first lien, 5.875%,
3/15/22	Health Care Providers & Services	400,000		434,000
[c] iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%,
3/01/21	Media	800,000		560,000
senior secured note, first lien, 9.00%,
9/15/22	Media	400,000		277,500
KB Home, senior bond, 7.50%, 9/15/22.	Household Durables	1,100,000		1,111,000
[c,h,l] Linn Energy LLC/Finance Corp., senior
secured note, second lien, 144A, 12.00%,
12/15/20	Oil, Gas & Consumable Fuels	500,000		71,250
Navient Corp.,
senior note, 8.45%, 6/15/18.	Consumer Finance	900,000		967,500
senior note, 5.50%, 1/15/19.	Consumer Finance	200,000		197,500
[c,h,l] Peabody Energy Corp., secured note, second
lien, 144A, 10.00%, 3/15/22	Oil, Gas & Consumable Fuels	500,000		40,000
Regency Energy Partners LP/Regency
Energy Finance Corp., senior note, 5.875%,
3/01/22	Oil, Gas & Consumable Fuels	1,100,000		1,070,468
Reynolds Group Issuer Inc./LLC/SA, senior
note, 8.25%, 2/15/21	Containers & Packaging	800,000		821,520
Sabine Pass Liquefaction LLC, senior
secured note, first lien, 5.75%, 5/15/24	Oil, Gas & Consumable Fuels	1,100,000		1,056,000
[h] Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	Media	1,100,000		1,157,407
Sprint Communications Inc.,
senior note, 6.00%, 11/15/22	Diversified Telecommunication Services	400,000		294,500
[h]senior note, 144A, 9.00%, 11/15/18	Diversified Telecommunication Services	1,100,000		1,157,750
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19.	Health Care Providers & Services	900,000		894,375
senior note, 8.125%, 4/01/22	Health Care Providers & Services	200,000		206,182

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
	Industry	Amount*			Value

Corporate Bonds and
Notes (continued)
United States (continued)
[h,l] Texas Competitive Electric Holdings Co.
LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien,	Independent Power & Renewable
144A, 11.50%, 10/01/20	Electricity Producers	1,200,000			$351,000
T-Mobile USA Inc., senior bond, 6.375%,
3/01/25	Wireless Telecommunication Services	1,200,000			1,233,000
[h] Valeant Pharmaceuticals International,
senior note, 144A, 6.375%, 10/15/20.	Pharmaceuticals	1,000,000			835,000
[l] Verso Paper Holdings LLC/Inc., senior
secured note, first lien, 11.75%, 1/15/19	Paper & Forest Products	198,000			25,740
[h,m] Western Digital Corp.,
senior note, 144A, 10.50%, 4/01/24	Technology Hardware, Storage & Peripherals	900,000			902,813
senior secured note, 144A, 7.375%,
4/01/23	Technology Hardware, Storage & Peripherals	500,000			511,250
					31,648,284
Total Corporate Bonds and Notes
(Cost $59,129,068)					47,996,322

[n,o] Senior Floating Rate Interests
0.1%
United States 0.1%
AdvancePierre Foods Inc., Second Lien Term
Loans, 9.50%, 10/10/17.	Food Products	427,610			426,274
[e] Erickson Air-Crane Inc., Purchase Price
Notes, 6.00%, 11/02/20	Aerospace & Defense	38,808			30,747
FRAM Group Holdings Inc. (Autoparts
Holdings), Second Lien Term Loan, 11.00%,
1/29/18	Auto Components	129,582			89,736
Sensus USA Inc., Second Lien Term Loan,
8.50%, 5/09/18	Industrial Conglomerates	252,801			251,537
[c,i] Turtle Bay Holdings LLC, Term Loan B, PIK,
3.25%, 6/30/16	Hotels, Restaurants & Leisure	813,500			775,607
Vertafore Inc., Second Lien Term Loan,
9.75%, 10/27/17	Software	444,000			444,777
					2,018,678
Total Senior Floating Rate
Interests (Cost $2,087,844)					2,018,678

Foreign Government and Agency
Securities 23.8%
Brazil 4.1%
Letra Tesouro Nacional,
Strip, 7/01/16.		230	[p]	BRL	61,833
Strip, 10/01/16		5,280	[p]	BRL	1,372,790
Strip, 1/01/17.		13,620	[p]	BRL	3,432,761
Strip, 1/01/18.		6,870	[p]	BRL	1,527,603
Strip, 1/01/19.		37,430	[p]	BRL	7,302,915
Strip, 7/01/19.		67,460	[p]	BRL	12,331,572

franklintempleton.com

Annual Report

33

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Brazil (continued)
Nota Do Tesouro Nacional,
10.00%, 1/01/17	23,050	[p]	BRL	$6,241,234
10.00%, 1/01/21	98,935	[p]	BRL	24,124,134
10.00%, 1/01/23	19,000	[p]	BRL	4,438,931
10.00%, 1/01/25	61,720	[p]	BRL	13,930,972
10.00%, 1/01/27	1,390	[p]	BRL	306,141
[q]Index Linked, 6.00%, 8/15/16	3,120	[p]	BRL	2,452,090
[q]Index Linked, 6.00%, 8/15/18	5,785	[p]	BRL	4,542,290
[q]Index Linked, 6.00%, 8/15/22	3,450	[p]	BRL	2,650,670
[q]Index Linked, 6.00%, 5/15/45	15,735	[p]	BRL	11,582,842
senior note, 10.00%, 1/01/19	5,490	[p]	BRL	1,408,224
				97,707,002
Colombia 0.0%†
Government of Colombia,
senior bond, 7.75%, 4/14/21	419,000,000		COP	142,440
senior bond, 9.85%, 6/28/27	83,000,000		COP	32,146
Titulos De Tesoreria B,
5.00%, 11/21/18	126,000,000		COP	39,918
7.75%, 9/18/30	1,013,000,000		COP	318,367
senior bond, 7.00%, 5/04/22	287,000,000		COP	91,994
senior bond, 10.00%, 7/24/24	813,000,000		COP	303,638
senior bond, 7.50%, 8/26/26	483,000,000		COP	152,491
senior bond, 6.00%, 4/28/28	55,000,000		COP	15,014
senior note, 7.00%, 9/11/19.	44,000,000		COP	14,474
senior note, B, 11.00%, 7/24/20	279,000,000		COP	104,393
				1,214,875
El Salvador 0.0%†
[h] Government of El Salvador, 144A, 7.65%,
6/15/35	100,000			87,559
Ghana 0.6%
Government of Ghana,
19.24%, 5/30/16	3,615,000		GHS	935,964
26.00%, 6/05/17	2,070,000		GHS	552,455
23.00%, 8/21/17	29,760,000		GHS	7,711,888
22.49%, 4/23/18	50,000		GHS	12,765
23.47%, 5/21/18	5,050,000		GHS	1,315,090
19.04%, 9/24/18	3,220,000		GHS	772,359
24.50%, 10/22/18.	6,021,000		GHS	1,588,984
senior note, 24.00%, 11/23/20	7,760,000		GHS	2,027,312
				14,916,817
Hungary 0.1%
Government of Hungary, 5.375%, 2/21/23	1,510,000			1,675,949
India 1.2%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000		INR	4,602,611
senior bond, 8.35%, 5/14/22	89,100,000		INR	1,386,318
senior bond, 8.28%, 9/21/27	91,200,000		INR	1,425,682
senior bond, 8.60%, 6/02/28	313,200,000		INR	5,012,997

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
India (continued)
Government of India, (continued)
senior note, 7.28%, 6/03/19.	11,700,000		INR	$176,119
senior note, 8.12%, 12/10/20	226,800,000		INR	3,502,760
senior note, 7.16%, 5/20/23.	56,000,000		INR	818,008
senior note, 8.83%, 11/25/23	756,500,000		INR	12,102,287
				29,026,782
Indonesia 3.4%
Government of Indonesia,
7.875%, 4/15/19	3,226,000,000		IDR	249,069
FR28, 10.00%, 7/15/17.	4,156,000,000		IDR	328,928
FR31, 11.00%, 11/15/20	4,464,000,000		IDR	385,399
FR34, 12.80%, 6/15/21.	24,641,000,000		IDR	2,296,066
FR35, 12.90%, 6/15/22.	21,458,000,000		IDR	2,048,439
FR36, 11.50%, 9/15/19.	7,623,000,000		IDR	648,595
FR39, 11.75%, 8/15/23.	1,616,000,000		IDR	149,627
FR42, 10.25%, 7/15/27.	2,150,000,000		IDR	191,752
FR43, 10.25%, 7/15/22.	154,000,000		IDR	13,181
FR44, 10.00%, 9/15/24.	968,000,000		IDR	83,940
FR46, 9.50%, 7/15/23	73,000,000,000		IDR	6,108,093
FR48, 9.00%, 9/15/18	2,688,000,000		IDR	211,284
FR61, 7.00%, 5/15/22	3,631,000,000		IDR	267,219
senior bond, 5.625%, 5/15/23	2,150,000,000		IDR	145,756
senior bond, 9.00%, 3/15/29	64,873,000,000		IDR	5,280,046
senior bond, FR53, 8.25%, 7/15/21	243,142,000,000		IDR	19,194,553
senior bond, FR56, 8.375%, 9/15/26	155,145,000,000		IDR	12,468,011
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	30,215,885
senior note, 8.50%, 10/15/16	616,000,000		IDR	47,474
senior note, 5.25%, 5/15/18.	3,226,000,000		IDR	236,186
				80,569,503
Malaysia 4.2%
Government of Malaysia,
3.314%, 10/31/17.	4,460,000		MYR	1,150,666
senior bond, 4.262%, 9/15/16	13,344,000		MYR	3,444,625
senior bond, 3.814%, 2/15/17	2,570,000		MYR	664,836
senior note, 3.172%, 7/15/16	262,164,000		MYR	67,284,955
senior note, 3.394%, 3/15/17	17,952,000		MYR	4,629,124
senior note, 4.012%, 9/15/17	81,620,000		MYR	21,261,968
				98,436,174
Mexico 4.4%
Government of Mexico,
7.25%, 12/15/16	8,540,820	[r]	MXN	50,546,045
7.75%, 12/14/17	2,642,100	[r]	MXN	16,193,563
senior note, 8.50%, 12/13/18	5,970,000	[r]	MXN	37,818,270
				104,557,878
Peru 0.1%
Government of Peru, senior bond, 7.84%,
8/12/20	6,988,000		PEN	2,267,275

franklintempleton.com

Annual Report

35

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Philippines 0.2%
Government of the Philippines,
senior note, 1.625%, 4/25/16	76,790,000	PHP	$1,671,448
senior note, 2.875%, 5/22/17	12,380,000	PHP	270,925
senior note, 5.875%, 1/31/18	400,000	PHP	9,005
senior note, 3.875%, 11/22/19	49,950,000	PHP	1,106,669
senior note, 5-72, 2.125%, 5/23/18.	27,240,000	PHP	587,318
			3,645,365
Poland 0.3%
Government of Poland,
4.75%, 10/25/16	11,055,000	PLN	3,019,175
5.75%, 9/23/22	12,900,000	PLN	4,162,720
			7,181,895
Portugal 0.8%
[h] Government of Portugal, 144A, 5.125%,
10/15/24	18,670,000		18,951,450
Republic of Montenegro 0.2%
[h] Government of Montenegro, 144A, 5.375%,
5/20/19	3,320,000	EUR	3,874,410
Serbia 0.1%
Serbia Treasury Note,
10.00%, 6/27/16	6,930,000	RSD	65,276
10.00%, 8/15/16	2,800,000	RSD	26,590
8.00%, 10/02/16	172,050,000	RSD	1,630,949
10.00%, 10/17/16.	1,600,000	RSD	15,347
10.00%, 12/19/16.	1,600,000	RSD	15,493
10.00%, 11/21/18.	1,430,000	RSD	14,721
			1,768,376
Slovenia 0.1%
[h] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	2,920,000		3,310,068
South Korea 1.1%
Korea Monetary Stabilization Bond,
senior note, 2.80%, 4/02/16.	2,665,010,000	KRW	2,326,641
senior note, 2.79%, 6/02/16.	2,136,900,000	KRW	1,869,592
senior note, 1.62%, 6/09/16.	878,400,000	KRW	767,003
senior note, 1.61%, 11/09/16	1,557,200,000	KRW	1,360,443
senior note, 2.07%, 12/02/16	1,492,400,000	KRW	1,307,934
senior note, 1.96%, 2/02/17.	2,775,300,000	KRW	2,433,069
senior note, 1.70%, 8/02/17.	793,800,000	KRW	695,132
senior note, 1.56%, 10/02/17	3,729,000,000	KRW	3,260,073
senior note, 1.49%, 2/02/18.	1,879,400,000	KRW	1,641,851
Korea Treasury Bond,
senior note, 2.75%, 6/10/16.	4,116,900,000	KRW	3,602,731
senior note, 3.00%, 12/10/16	3,696,560,000	KRW	3,260,552
senior note, 2.00%, 12/10/17	2,708,000,000	KRW	2,385,496
			24,910,517

36 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Sri Lanka 0.1%
Government of Sri Lanka,
8.00%, 6/15/17	740,000	LKR	$4,918
10.60%, 7/01/19	24,210,000	LKR	158,772
10.60%, 9/15/19	9,170,000	LKR	59,890
8.00%, 11/01/19	740,000	LKR	4,477
A, 7.50%, 8/15/18	5,920,000	LKR	37,091
A, 8.00%, 11/15/18	22,960,000	LKR	144,334
A, 9.00%, 5/01/21	220,400,000	LKR	1,305,198
C, 8.50%, 4/01/18	249,010,000	LKR	1,614,386
			3,329,066
[s] Supranational 0.2%
Inter-American Development Bank, senior
note, 7.50%, 12/05/24	60,000,000	MXN	3,960,609
Ukraine 2.1%
[h] Government of Ukraine,
144A, 7.75%, 9/01/19	1,614,000		1,526,239
144A, 7.75%, 9/01/20	6,017,000		5,655,378
144A, 7.75%, 9/01/21	5,992,000		5,568,965
144A, 7.75%, 9/01/22	5,992,000		5,525,373
144A, 7.75%, 9/01/23	5,992,000		5,443,283
144A, 7.75%, 9/01/24	5,992,000		5,384,891
144A, 7.75%, 9/01/25	5,992,000		5,332,580
144A, 7.75%, 9/01/26	5,992,000		5,316,252
144A, 7.75%, 9/01/27	5,890,000		5,209,116
[a,t] 144A, VRI, GDP Linked Securities,
5/31/40	12,038,000		4,008,112
			48,970,189
Uruguay 0.4%
[u] Government of Uruguay,
Index Linked, 4.25%, 4/05/27	18,661,556	UYU	544,700
senior bond, Index Linked, 5.00%,
9/14/18	15,548,252	UYU	490,135
senior bond, Index Linked, 4.375%,
12/15/28	42,089,560	UYU	1,230,478
senior bond, Index Linked, 4.00%,
7/10/30	341,831	UYU	9,615
senior bond, Index Linked, 3.70%,
6/26/37	5,389,918	UYU	142,212
Uruguay Notas del Tesoro,
11.00%, 3/21/17	70,000	UYU	2,112
7, 13.25%, 4/08/18.	10,830,000	UYU	329,008
[u]10, Index Linked, 4.25%, 1/05/17	402,060	UYU	12,633
[u]13, Index Linked, 4.00%, 5/25/25	301,545	UYU	9,041
[u]18, Index Linked, 2.25%, 8/23/17	2,144,320	UYU	65,277
senior note, 13.90%, 7/29/20	213,308,000	UYU	6,493,446
Uruguay Treasury Bill,
Strip, 4/21/16.	2,470,000	UYU	77,267
Strip, 6/09/16.	4,073,000	UYU	124,913
Strip, 7/28/16.	164,000	UYU	4,930

franklintempleton.com

Annual Report

37

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
		Amount*			Value
Foreign Government and Agency
Securities (continued)
Uruguay (continued)
Uruguay Treasury Bill, (continued)
Strip, 11/03/16		370,000		UYU	$10,722
Strip, 4/03/17.		230,000		UYU	6,306
Strip, 5/19/17.		25,570,000		UYU	689,583
					10,242,378
Zambia 0.1%
[h] Government of Zambia International Bond,
144A, 8.50%, 4/14/24		3,100,000			2,581,448
Total Foreign Government and
Agency Securities
(Cost $615,126,381)					563,185,585

		Shares
Escrows and Litigation Trusts
0.0%†
United States 0.0%†
[a,e] Comfort Co. Inc., Escrow Account	Household Durables	2,762			1,352
[a,e] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000			—
					1,352
Total Escrows and Litigation
Trusts (Cost $—)					1,352
Total Investments before Short
Term Investments
(Cost $2,486,585,322)					2,271,103,718

		Principal
		Amount*
Short Term Investments 3.5%
Foreign Government and Agency
Securities 1.5%
Malaysia 0.4%
[v] Bank of Negara Monetary Note, 4/19/16 -
10/18/16		33,576,000		MYR	8,513,760
[v] Malaysia Treasury Bill, 4/29/16 - 1/20/17		900,000		MYR	228,211
					8,741,971
Mexico 0.8%
[v] Mexico Treasury Bill, 4/21/16 - 12/08/16		35,224,180	[w]	MXN	20,050,520
Philippines 0.2%
[v] Philippine Treasury Bill, 5/04/16 - 3/15/17		210,030,000		PHP	4,532,609
South Korea 0.1%
Korea Monetary Stabilization Bond,
[v]4/19/16		20,100,000		KRW	17,534
senior note, 1.57%, 7/09/16.		58,600,000		KRW	51,167
senior note, 1.56%, 8/09/16.		1,864,900,000		KRW	1,628,395

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
South Korea (continued)
Korea Monetary Stabilization
Bond, (continued)
senior note, 1.52%, 9/09/16.	842,900,000	KRW	$735,918
senior note, 1.53%, 10/08/16	35,200,000	KRW	30,736
senior note, 1.57%, 1/09/17.	190,400,000	KRW	166,328
			2,630,078
Uruguay 0.0%†
[v] Uruguay Treasury Bill, 4/11/16	90,000	UYU	2,829
Total Foreign Government and
Agency Securities
(Cost $35,666,760)			35,958,007
Total Investments before Money
Market Funds
(Cost $2,522,252,082)			2,307,061,725

	Shares
Money Market Funds (Cost $48,343,435)
2.0%
United States 2.0%
[a,x] Institutional Fiduciary Trust Money Market
Portfolio.	48,343,435		48,343,435
Total Investments
(Cost $2,570,595,517) 99.6%			2,355,405,160
Other Assets, less Liabilities
0.4%			8,307,222
Net Assets 100.0%.			$2,363,712,382

franklintempleton.com

Annual Report

39

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt March 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2016, the aggregate value of these securities was $13,673,352, representing 0.58% of net assets.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2016, the aggregate value of these securities was $350,707, representing 0.02% of net assets.
fThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
gSee Note 1(f) regarding equity-linked securities.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2016, the aggregate value of these securities was $177,772,395, representing 7.52% of net assets.
iIncome may be received in additional securities and/or cash.
jSee Note 1(e) regarding loan participation notes.
kPerpetual security with no stated maturity date.
lSee Note 7 regarding defaulted securities.
mSecurity purchased on a when-issued basis. See Note 1(c).
nThe coupon rate shown represents the rate at period end.
oSee Note 1(i) regarding senior floating rate interests.
pPrincipal amount is stated in 1,000 Brazilian Real Units.
qRedemption price at maturity is adjusted for inflation. See Note 1(k).
rPrincipal amount is stated in 100 Mexican Peso units.
sA supranational organization is an entity formed by two or more central governments through international treaties.
tThe principal amount represents the notional amount. See Note 1(d) regarding value recovery instruments.
uPrincipal amount of security is adjusted for inflation. See Note 1(k).
vThe security is traded on a discount basis with no stated coupon rate.
wPrincipal amount is stated in 10 Mexican Peso Units.
xSee Note 3(f) regarding investments in affiliated management investment companies.

40 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

At March 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	679,390,000	$937,866	4/06/16	$75,753	$—
Chilean Peso	DBAB	Buy	1,164,739,000	1,606,935	4/07/16	130,645	—
Japanese Yen	JPHQ	Sell	304,225,000	2,539,822	4/07/16	—	(163,901)
Ghanaian Cedi	BZWS	Buy	6,568	1,391	4/08/16	314	—
Chilean Peso	DBAB	Buy	127,112,750	186,985	4/11/16	2,576	—
Chilean Peso	MSCO	Buy	186,295,000	271,607	4/11/16	6,212	—
Indian Rupee	DBAB	Buy	58,856,000	867,679	4/11/16	19,296	—
Chilean Peso	DBAB	Buy	243,490,000	329,767	4/15/16	33,215	—
Euro	CITI	Sell	38,305,000	43,705,813	4/15/16	85,887	—
Chilean Peso	DBAB	Buy	374,920,000	547,408	4/18/16	11,351	—
Indian Rupee	JPHQ	Buy	38,898,000	574,904	4/18/16	10,733	—
Euro	HSBK	Buy	5,173,000	5,717,717	4/20/16	173,919	—
Euro	HSBK	Sell	5,173,000	5,906,324	4/20/16	14,689	—
Indian Rupee	DBAB	Buy	115,951,000	1,707,170	4/20/16	38,072	—
Chilean Peso	DBAB	Buy	370,290,000	501,476	4/21/16	50,235	—
Euro	JPHQ	Sell	278,551,367	304,377,814	4/21/16	—	(12,879,396)
Chilean Peso	MSCO	Buy	758,240,000	1,029,798	4/22/16	99,835	—
Indian Rupee	DBAB	Buy	18,126,000	262,240	4/25/16	10,397	—
South Korean Won	HSBK	Sell	5,535,000,000	4,481,924	4/25/16	—	(346,557)
South Korean Won	HSBK	Sell	1,542,000,000	1,246,700	4/26/16	—	(98,432)
Chilean Peso	JPHQ	Buy	128,025,000	176,810	4/27/16	13,836	—
Indian Rupee	DBAB	Buy	18,310,000	266,471	4/27/16	8,857	—
Chilean Peso	DBAB	Buy	516,561,000	712,331	4/28/16	56,831	—
Euro	DBAB	Sell	2,500,000	2,771,750	4/28/16	—	(76,222)
Indian Rupee	DBAB	Buy	22,559,000	329,015	4/28/16	10,159	—
Euro	DBAB	Sell	1,863,597	2,065,052	4/29/16	—	(58,000)
Euro	SCNY	Sell	3,768,000	4,149,698	4/29/16	—	(142,892)
Indian Rupee	DBAB	Buy	31,223,000	452,965	4/29/16	16,407	—
Indian Rupee	HSBK	Buy	26,015,000	377,465	4/29/16	13,616	—
Indian Rupee	JPHQ	Buy	93,886,000	1,362,635	4/29/16	48,742	—
South Korean Won	HSBK	Sell	1,860,000,000	1,501,405	5/02/16	—	(120,872)
Chilean Peso	DBAB	Buy	482,020,000	670,870	5/04/16	46,461	—
Euro	BZWS	Sell	1,887,488	2,122,617	5/05/16	—	(28,077)
Indian Rupee	HSBK	Buy	19,369,500	279,977	5/05/16	10,921	—
Japanese Yen	BZWS	Sell	2,840,000,000	23,456,535	5/06/16	—	(1,804,849)
Chilean Peso	DBAB	Buy	167,813,000	232,928	5/09/16	16,690	—
Euro	DBAB	Sell	177,411	199,437	5/09/16	—	(2,741)
Indian Rupee	DBAB	Buy	34,623,500	503,437	5/09/16	16,205	—
Indian Rupee	JPHQ	Buy	13,818,000	201,586	5/09/16	5,800	—
Indian Rupee	DBAB	Buy	9,032,000	130,728	5/10/16	4,805	—
Chilean Peso	MSCO	Buy	373,360,000	519,421	5/12/16	35,786	—
Euro	GSCO	Sell	4,960,000	5,334,232	5/12/16	—	(318,762)
Chilean Peso	DBAB	Buy	579,802,750	805,763	5/16/16	56,111	—
Euro	BZWS	Sell	2,176,000	2,461,295	5/16/16	—	(19,062)
Euro	GSCO	Sell	15,040,000	16,272,227	5/16/16	—	(871,420)
Indian Rupee	DBAB	Buy	62,182,000	895,265	5/16/16	36,900	—
Indian Rupee	HSBK	Buy	91,720,000	1,320,634	5/16/16	54,333	—
Chilean Peso	DBAB	Buy	401,200,000	560,672	5/18/16	35,598	—

franklintempleton.com

Annual Report

41

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	1,220,000	$1,400,828	5/18/16	$10,093	$—
Japanese Yen	BOFA	Sell	540,647,250	4,417,089	5/18/16	—	(393,305)
Japanese Yen	CITI	Sell	540,354,900	4,569,984	5/18/16	—	(237,808)
Euro	UBSW	Sell	433,000	463,583	5/19/16	—	(30,031)
Japanese Yen	BOFA	Sell	539,529,250	4,536,375	5/19/16	—	(264,189)
Japanese Yen	BZWS	Sell	540,995,000	4,547,705	5/19/16	—	(265,901)
Japanese Yen	CITI	Sell	205,908,000	1,679,922	5/19/16	—	(152,184)
Japanese Yen	HSBK	Sell	541,429,400	4,573,463	5/19/16	—	(244,008)
Euro	JPHQ	Sell	3,894,476	4,469,749	5/20/16	29,953	—
Japanese Yen	JPHQ	Sell	149,426,000	1,258,149	5/20/16	—	(71,429)
Indian Rupee	JPHQ	Buy	77,306,000	1,112,813	5/23/16	44,731	—
Chilean Peso	JPHQ	Buy	236,445,000	337,249	5/24/16	13,961	—
Euro	GSCO	Sell	292,956	314,875	5/24/16	—	(19,147)
South Korean Won	HSBK	Sell	4,163,000,000	3,369,500	5/24/16	—	(259,636)
Japanese Yen	HSBK	Sell	43,408,000	355,174	5/25/16	—	(31,113)
Chilean Peso	DBAB	Buy	76,680,000	109,830	5/26/16	4,047	—
Japanese Yen	BZWS	Sell	366,311,000	3,110,921	5/26/16	—	(148,960)
Japanese Yen	SCNY	Sell	312,386,000	2,635,279	5/26/16	—	(144,712)
Chilean Peso	DBAB	Buy	464,383,000	658,270	5/31/16	31,064	—
South Korean Won	HSBK	Sell	1,306,000,000	1,054,964	5/31/16	—	(83,370)
Chilean Peso	CITI	Buy	882,191,000	1,259,283	6/02/16	50,018	—
Chilean Peso	DBAB	Buy	589,545,000	839,509	6/02/16	35,463	—
South Korean Won	HSBK	Sell	3,718,000,000	3,002,302	6/02/16	—	(238,201)
Chilean Peso	DBAB	Buy	472,678,000	676,220	6/03/16	25,242	—
Euro	CITI	Sell	6,170,000	6,574,042	6/03/16	—	(463,186)
Indian Rupee	JPHQ	Buy	39,418,000	569,970	6/03/16	19,225	—
South Korean Won	GSCO	Sell	5,211,000,000	4,212,373	6/07/16	—	(328,777)
Euro	DBAB	Sell	891,053	978,420	6/09/16	—	(38,072)
Chilean Peso	JPHQ	Buy	186,609,000	271,953	6/10/16	4,807	—
Chilean Peso	MSCO	Buy	186,295,000	269,973	6/10/16	6,322	—
Japanese Yen	BZWS	Sell	86,450,000	696,189	6/10/16	—	(73,543)
Japanese Yen	CITI	Sell	62,440,000	503,244	6/10/16	—	(52,709)
Japanese Yen	HSBK	Sell	92,070,000	742,710	6/10/16	—	(77,062)
Chilean Peso	DBAB	Buy	579,802,750	840,720	6/13/16	18,962	—
Indian Rupee	CITI	Buy	15,811,000	230,807	6/13/16	5,178	—
Japanese Yen	DBAB	Sell	30,500,000	247,673	6/13/16	—	(23,923)
Japanese Yen	JPHQ	Sell	85,300,000	691,997	6/13/16	—	(67,583)
Australian Dollar	CITI	Sell	6,685,000	4,784,187	6/14/16	—	(323,433)
Australian Dollar	JPHQ	Sell	9,918,000	7,176,218	6/14/16	—	(401,549)
Chilean Peso	DBAB	Buy	127,112,750	185,824	6/14/16	2,632	—
Chilean Peso	CITI	Buy	866,360,000	1,264,722	6/15/16	19,618	—
Euro	BOFA	Sell	7,619,000	8,396,595	6/15/16	—	(296,672)
Euro	DBAB	Sell	79,650	87,711	6/16/16	—	(3,173)
Japanese Yen	CITI	Sell	64,869,000	528,891	6/16/16	—	(48,820)
Japanese Yen	HSBK	Sell	618,650,000	5,159,716	6/16/16	—	(349,861)
Japanese Yen	JPHQ	Sell	36,000,000	293,381	6/16/16	—	(27,228)
Australian Dollar	CITI	Sell	3,467,200	2,489,276	6/17/16	—	(159,465)
Euro	DBAB	Sell	292,125	320,788	6/17/16	—	(12,547)
Japanese Yen	DBAB	Sell	617,700,000	5,106,351	6/17/16	—	(394,973)

42 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	CITI	Sell	6,989,400	$5,317,256	6/20/16	$—	$(21,549)
Australian Dollar	JPHQ	Sell	17,500,000	13,277,775	6/20/16	—	(89,479)
Chilean Peso	DBAB	Buy	243,490,000	351,509	6/20/16	9,296	—
Chilean Peso	JPHQ	Buy	430,475,000	618,410	6/20/16	19,470	—
Japanese Yen	CITI	Sell	487,440,000	4,022,811	6/20/16	—	(318,891)
Australian Dollar	JPHQ	Sell	29,027,000	22,011,174	6/22/16	—	(158,976)
Japanese Yen	DBAB	Sell	618,770,000	5,063,584	6/22/16	—	(448,311)
Philippine Peso	DBAB	Buy	85,018,660	1,853,349	6/30/16	—	(9,688)
Philippine Peso	JPHQ	Buy	83,694,000	1,828,578	7/01/16	—	(13,723)
Japanese Yen	DBAB	Sell	160,839,000	1,359,632	7/07/16	—	(73,883)
Japanese Yen	JPHQ	Sell	304,225,000	2,545,795	7/07/16	—	(165,681)
Euro	JPHQ	Sell	8,857,000	9,670,870	7/15/16	—	(445,247)
Euro	BZWS	Sell	8,857,000	9,701,958	7/19/16	—	(415,589)
Japanese Yen	HSBK	Sell	209,990,000	1,787,986	7/19/16	—	(84,401)
Japanese Yen	SCNY	Sell	260,930,000	2,238,916	7/19/16	—	(87,680)
Euro	DBAB	Sell	95,745	105,582	7/25/16	—	(3,813)
Euro	JPHQ	Sell	8,901,000	9,690,875	7/25/16	—	(479,090)
Euro	DBAB	Sell	95,542	104,155	7/27/16	—	(5,015)
Euro	DBAB	Sell	9,284,114	10,194,224	7/29/16	—	(414,973)
Euro	JPHQ	Sell	3,768,000	4,202,413	7/29/16	—	(103,378)
Japanese Yen	BZWS	Sell	291,270,000	2,384,576	7/29/16	—	(213,478)
Japanese Yen	DBAB	Sell	242,274,032	2,055,364	7/29/16	—	(105,658)
Euro	CITI	Sell	3,767,000	4,166,867	8/05/16	—	(138,846)
Euro	HSBK	Sell	3,767,000	4,158,391	8/05/16	—	(147,322)
Japanese Yen	CITI	Sell	255,214,000	2,065,958	8/10/16	—	(211,463)
Euro	DBAB	Sell	872,000	954,448	8/18/16	—	(42,714)
Japanese Yen	DBAB	Sell	284,714,000	2,312,642	8/18/16	—	(228,752)
Japanese Yen	HSBK	Sell	547,340,000	4,441,974	8/22/16	—	(444,353)
Japanese Yen	JPHQ	Sell	385,615,000	3,129,065	8/22/16	—	(313,477)
Japanese Yen	BZWS	Sell	127,736,000	1,042,062	8/24/16	—	(98,371)
Japanese Yen	DBAB	Sell	126,234,000	1,124,078	8/24/16	—	(2,945)
Euro	SCNY	Sell	2,984,696	3,476,753	8/26/16	62,686	—
Japanese Yen	JPHQ	Sell	254,671,000	2,161,691	8/26/16	—	(112,186)
Euro	JPHQ	Sell	1,685,713	1,938,907	8/29/16	10,487	—
Japanese Yen	DBAB	Sell	228,669,000	1,922,396	8/29/16	—	(119,537)
Japanese Yen	JPHQ	Sell	227,544,000	1,912,159	8/29/16	—	(119,728)
Euro	BZWS	Sell	587,300	650,441	8/31/16	—	(21,466)
Euro	DBAB	Sell	112,498	127,235	8/31/16	—	(1,469)
Japanese Yen	BZWS	Sell	302,200,000	2,696,048	8/31/16	—	(2,684)
Japanese Yen	JPHQ	Sell	126,519,000	1,058,723	8/31/16	—	(71,128)
Japanese Yen	HSBK	Sell	420,281,000	3,732,513	9/01/16	—	(20,850)
Australian Dollar	CITI	Sell	6,641,000	4,784,044	9/14/16	—	(269,746)
Japanese Yen	BZWS	Sell	312,460,000	2,586,804	9/20/16	—	(205,553)
South Korean Won	HSBK	Sell	4,145,000,000	3,562,986	9/26/16	—	(42,401)
South Korean Won	HSBK	Sell	4,165,000,000	3,554,058	9/28/16	—	(68,658)
Philippine Peso	DBAB	Buy	250,523,410	5,395,374	9/30/16	15,191	—
Euro	DBAB	Sell	1,423,720	1,613,929	10/03/16	—	(16,842)
Japanese Yen	DBAB	Sell	4,919,230,800	41,298,164	10/07/16	—	(2,694,170)
Japanese Yen	JPHQ	Sell	304,225,000	2,553,380	10/07/16	—	(167,283)

franklintempleton.com

Annual Report

43

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	605,200,000	$5,092,776	10/11/16	$—	$(320,455)
Japanese Yen	BZWS	Sell	306,400,000	2,579,016	10/13/16	—	(161,834)
Japanese Yen	DBAB	Sell	302,200,000	2,544,414	10/13/16	—	(158,866)
Euro	DBAB	Sell	84,184	93,764	11/04/16	—	(2,787)
Euro	DBAB	Sell	4,349,000	4,810,211	11/07/16	—	(178,273)
Euro	DBAB	Sell	10,704,000	11,769,048	11/09/16	—	(509,874)
Euro	JPHQ	Sell	40,000,000	43,228,600	11/14/16	—	(2,665,986)
Euro	BZWS	Sell	10,571,000	11,462,770	11/16/16	—	(666,998)
Japanese Yen	MSCO	Sell	100,400,000	827,120	11/16/16	—	(72,361)
Japanese Yen	DBAB	Sell	166,350,000	1,369,846	11/18/16	—	(120,613)
Euro	DBAB	Sell	200,000	215,810	11/21/16	—	(13,728)
Japanese Yen	CITI	Sell	231,295,000	1,897,494	11/21/16	—	(175,137)
Australian Dollar	JPHQ	Sell	6,722,000	4,783,906	12/12/16	—	(312,913)
Australian Dollar	JPHQ	Sell	3,341,000	2,391,755	12/14/16	—	(141,285)
Japanese Yen	GSCO	Sell	228,991,000	1,954,582	1/10/17	—	(102,009)
Japanese Yen	JPHQ	Sell	304,225,000	2,587,145	1/10/17	—	(145,130)
Euro	DBAB	Sell	84,250	92,780	1/12/17	—	(4,116)
Japanese Yen	CITI	Sell	63,300,000	543,600	1/17/17	—	(25,082)
Japanese Yen	SCNY	Sell	189,880,000	1,625,699	1/17/17	—	(80,167)
Euro	DBAB	Sell	19,005,000	20,995,204	1/19/17	—	(868,729)
Euro	JPHQ	Sell	8,818,000	9,765,979	1/19/17	—	(378,518)
Japanese Yen	DBAB	Sell	63,500,000	550,141	1/23/17	—	(20,491)
Japanese Yen	GSCO	Sell	254,830,000	2,175,385	1/27/17	—	(115,011)
Japanese Yen	HSBK	Sell	313,645,839	2,678,444	1/31/17	—	(141,090)
Philippine Peso	DBAB	Buy	250,523,410	5,062,818	1/31/17	319,850	—
Euro	DBAB	Sell	5,030,000	5,549,700	2/03/17	—	(240,507)
Euro	BZWS	Sell	1,882,000	2,132,541	2/08/17	—	(34,336)
Japanese Yen	JPHQ	Sell	209,300,000	1,808,496	2/08/17	—	(73,690)
Japanese Yen	SCNY	Sell	209,310,000	1,812,490	2/08/17	—	(69,786)
Japanese Yen	BZWS	Sell	209,340,000	1,815,218	2/09/17	—	(67,413)
Japanese Yen	JPHQ	Sell	209,790,000	1,814,730	2/09/17	—	(71,948)
Euro	DBAB	Sell	288,562	325,014	2/10/17	—	(7,255)
Euro	DBAB	Sell	16,570,000	18,636,279	2/23/17	—	(453,595)
Japanese Yen	HSBK	Sell	253,342,000	2,287,698	2/27/17	7,510	—
Mexican Peso	CITI	Buy	197,094,000	10,793,757	3/09/17	273,067	—
Mexican Peso	CITI	Buy	177,301,000	9,615,022	3/10/17	339,578	—
Japanese Yen	JPHQ	Sell	59,426,000	530,608	3/31/17	—	(5,020)
Total Forward Exchange Contracts						$2,629,638	$(40,283,203)
Net unrealized appreciation (depreciation)							$(37,653,565)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

44 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

At March 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$43,150,000	10/17/17	$—	$(214,813)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	1,690,000	10/04/23	—	(182,801)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	1,690,000	10/04/23	—	(185,416)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	1,690,000	10/07/23	—	(181,430)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	21,800,000	1/22/25	—	(707,636)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	27,250,000	1/23/25	—	(1,011,132)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	16,080,000	1/27/25	—	(599,787)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	4,020,000	1/29/25	—	(137,187)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	3,400,000	1/30/25	—	(116,835)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	5,360,000	2/03/25	—	(126,211)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.982%	LCH	46,520,000	10/20/25	—	(1,897,674)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	820,000	10/04/43	—	(292,948)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	820,000	10/04/43	—	(296,408)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	820,000	10/07/43	—	(294,149)
Net unrealized appreciation (depreciation)					$(6,244,427)

See Abbreviations on page 65.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 45

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
March 31, 2016

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,522,252,082
Cost - Non-controlled affiliates (Note 3f)	48,343,435
Total cost of investments	$2,570,595,517
Value - Unaffiliated issuers	$2,307,061,725
Value - Non-controlled affiliates (Note 3f)	48,343,435
Total value of investments	2,355,405,160
Cash.	572,770
Foreign currency, at value (cost $3,606,765)	3,613,141
Receivables:
Investment securities sold	31,337
Capital shares sold	1,312,047
Dividends and interest	15,897,864
European Union tax reclaims	41,607
Due from brokers	38,688,503
Unrealized appreciation on OTC forward exchange contracts	2,629,638
Other assets	1,590
Total assets	2,418,193,657
Liabilities:
Payables:
Investment securities purchased	1,561,581
Capital shares redeemed	7,822,466
Management fees	1,391,370
Distribution fees	1,541,795
Transfer agent fees	499,466
Variation margin	522,235
Unrealized depreciation on OTC forward exchange contracts	40,283,203
Deferred tax.	491,166
Accrued expenses and other liabilities.	367,993
Total liabilities	54,481,275
Net assets, at value	$2,363,712,382
Net assets consist of:
Paid-in capital	$2,610,236,250
Undistributed net investment income	36,109,664
Net unrealized appreciation (depreciation)	(259,350,827)
Accumulated net realized gain (loss)	(23,282,705)
Net assets, at value	$2,363,712,382

46 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Class A:
Net assets, at value	$987,948,922
Shares outstanding.	363,593,236
Net asset value per share[a]	$2.72
Maximum offering price per share (net asset value per share ÷ 94.25%)	$2.89
Class A1:
Net assets, at value	$370,211,660
Shares outstanding.	136,096,487
Net asset value per share[a]	$2.72
Maximum offering price per share (net asset value per share ÷ 95.75%)	$2.84
Class C:
Net assets, at value	$464,898,505
Shares outstanding.	172,092,828
Net asset value and maximum offering price per share[a]	$2.70
Class C1:
Net assets, at value	$233,840,106
Shares outstanding.	86,095,398
Net asset value and maximum offering price per share[a]	$2.72
Class R:
Net assets, at value	$6,498,236
Shares outstanding.	2,386,398
Net asset value and maximum offering price per share	$2.72
Class R6:
Net assets, at value	$1,088,689
Shares outstanding.	399,272
Net asset value and maximum offering price per share	$2.73
Advisor Class:
Net assets, at value	$299,226,264
Shares outstanding.	109,565,430
Net asset value and maximum offering price per share	$2.73

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 47

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended March 31, 2016

Templeton Global Balanced Fund

Investment income:
Dividends (net of foreign taxes of $4,067,038)	$52,700,837
Interest (net of foreign taxes of $555,031)	46,435,018
Income from securities loaned (net of fees and rebates)	12,129
Other Income	41,195
Total investment income	99,189,179
Expenses:
Management fees (Note 3a)	18,732,070
Distribution fees: (Note 3c)
Class A	2,768,157
Class A1	1,059,122
Class C	5,206,639
Class C1	1,755,096
Class R	33,182
Transfer agent fees: (Note 3e)
Class A	1,237,625
Class A1	477,144
Class C	584,781
Class C1	301,781
Class R	7,418
Class R6	544
Advisor Class	433,159
Custodian fees (Note 4)	608,745
Reports to shareholders	263,868
Registration and filing fees.	228,614
Professional fees	197,210
Trustees’ fees and expenses	120,326
Other	183,279
Total expenses	34,198,760
Expense reductions (Note 4)	(3,914)
Expenses waived/paid by affiliates (Note 3f and 3g)	(171,952)
Net expenses	34,022,894
Net investment income.	65,166,285
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $732,135)	74,544,484
Written options	2,231,799
Foreign currency transactions.	66,521,450
Swap contracts	(5,926,858)
Net realized gain (loss)	137,370,875
Net change in unrealized appreciation (depreciation) on:
Investments	(322,322,928)
Translation of other assets and liabilities
denominated in foreign currencies	(120,385,015)
Swap contracts	(2,112,815)
Change in deferred taxes on unrealized appreciation	1,262,869
Net change in unrealized appreciation (depreciation)	(443,557,889)
Net realized and unrealized gain (loss)	(306,187,014)
Net increase (decrease) in net assets resulting from operations	$(241,020,729)

48 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

	TEMPLETON GLOBAL INVESTMENT TRUST
	CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Year Ended March 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$65,166,285	$70,620,626
Net realized gain (loss)	137,370,875	54,333,868
Net change in unrealized appreciation (depreciation)	(443,557,889)	(122,931,997)
Net increase (decrease) in net assets resulting from operations	(241,020,729)	2,022,497
Distributions to shareholders from:
Net investment income:
Class A	(35,015,294)	(62,075,671)
Class A1	(13,444,726)	(26,874,604)
Class C	(13,468,496)	(25,080,050)
Class C1	(7,562,234)	(15,702,596)
Class R	(195,409)	(309,971)
Class R6	(29,094)	(7,279)
Advisor Class.	(13,365,698)	(25,386,535)
Net realized gains:
Class A	(29,395,257)	—
Class A1	(11,145,626)	—
Class C	(14,351,472)	—
Class C1	(7,044,397)	—
Class R	(184,044)	—
Class R6	(29,030)	—
Advisor Class.	(10,349,144)	—
Total distributions to shareholders	(155,579,921)	(155,436,706)
Capital share transactions: (Note 2)
Class A	31,532,036	120,877,639
Class A1	(37,675,817)	(46,507,756)
Class C	35,379,162	55,073,603
Class C1	(24,806,317)	(29,511,751)
Class R	1,100,658	880,071
Class R6	559,968	651,010
Advisor Class.	(48,104,065)	10,520,977
Total capital share transactions	(42,014,375)	111,983,793
Net increase (decrease) in net assets	(438,615,025)	(41,430,416)
Net assets:
Beginning of year	2,802,327,407	2,843,757,823
End of year	$2,363,712,382	$2,802,327,407
Undistributed net investment income included in net assets:
End of year	$36,109,664	$—
Distributions in excess of net investment income included in net assets:
End of year	$—	$(34,452,356)

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 49

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information

50 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

franklintempleton.com

Annual Report

51

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is

52 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At March 31, 2016, the Fund had no securities on loan.

h. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At March 31, 2016, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and

franklintempleton.com

Annual Report

53

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Investments in FT Holdings Corporation IV (FT Subsidiary) (continued)

Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated.

At March 31, 2016, the net assets of the FT Subsidiary were $4,128,394,representing less than 1.0% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the consolidated financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

54 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest
At March 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:
		Year Ended March 31,
	2016			2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	100,914,333	$301,467,863	109,538,970	$355,971,282
Shares issued in reinvestment of distributions	21,595,075	61,355,083	18,403,505	56,547,393
Shares redeemed	(115,694,596)	(331,290,910)	(91,361,636)	(291,641,036)
Net increase (decrease)	6,814,812	$31,532,036	36,580,839	$120,877,639
Class A1 Shares:
Shares sold	4,966,226	$14,693,174	6,238,720	$20,032,228
Shares issued in reinvestment of distributions	8,180,308	23,324,987	8,116,785	24,983,022
Shares redeemed	(26,316,531)	(75,693,978)	(28,527,607)	(91,523,006)
Net increase (decrease)	(13,169,997)	$(37,675,817)	(14,172,102)	$(46,507,756)
Class C Shares:
Shares sold	57,619,439	$173,369,154	48,938,455	$158,489,674
Shares issued in reinvestment of distributions	9,067,294	25,605,937	7,387,731	22,525,190
Shares redeemed	(57,524,663)	(163,595,929)	(39,895,633)	(125,941,261)
Net increase (decrease)	9,162,070	$35,379,162	16,430,553	$55,073,603

franklintempleton.com			Annual Report	55

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

		Year Ended March 31,
	2016			2015
	Shares	Amount	Shares		Amount
Class C1 Shares:
Shares sold	2,008,579	$5,961,461	2,124,207		$6,775,862
Shares issued in reinvestment of distributions	4,653,334	13,219,451	4,581,281		14,057,216
Shares redeemed	(15,322,615)	(43,987,229)	(15,676,169)		(50,344,829)
Net increase (decrease)	(8,660,702)	$(24,806,317)	(8,970,681)		$(29,511,751)
Class R Shares:
Shares sold	896,012	$2,680,383	868,343		$2,798,699
Shares issued in reinvestment of distributions	84,872	241,607	70,404		216,177
Shares redeemed	(619,684)	(1,821,332)	(656,876)		(2,134,805)
Net increase (decrease)	361,200	$1,100,658	281,871		$880,071
Class R6 Shares:
Shares sold	291,404	$850,215	209,563		$654,529
Shares issued in reinvestment of distributions	20,526	58,124	2,276		6,969
Shares redeemed	(122,823)	(348,371)	(3,330)		(10,488)
Net increase (decrease)	189,107	$559,968	208,509		$651,010
Advisor Class Shares:
Shares sold	40,587,714	$122,422,298	53,588,116	$175,920,538
Shares issued in reinvestment of distributions	7,247,637	20,700,862	6,996,378		21,618,814
Shares redeemed	(67,339,602)	(191,227,225)	(58,946,614)		(187,018,375)
Net increase (decrease)	(19,504,251)	$(48,104,065)	1,637,880		$10,520,977

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

56 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the year ended March 31, 2016, the effective investment management fee rate was 0.690% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

franklintempleton.com

Annual Report

57

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$592,142
CDSC retained	$76,952

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2016, the Fund paid transfer agent fees of $3,042,452, of which $1,110,809 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	40,584,543	740,430,203	(732,671,311)	48,343,435	$48,343,435	$-	$-	0.22%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

58 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended March 31, 2016, the Fund utilized $59,832,310 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2016, the Fund deferred post-October capital losses of $10,723,563.

The tax character of distributions paid during the years ended March 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$83,080,951	$155,436,706
Long term capital gain	72,498,970	—
	$155,579,921	$155,436,706

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$2,584,849,611

Unrealized appreciation	$157,843,154
Unrealized depreciation	(387,287,605)
Net unrealized appreciation (depreciation)	$(229,444,451)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2016, aggregated $1,096,337,252 and $1,205,466,909, respectively.

Transactions in options written during the year ended March 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2015	—	$—
Options written	3,851,835	2,462,210
Options expired	(3,200,608)	(1,878,260)
Options exercised	—	—
Options closed	(651,227)	(583,950)
Options outstanding at March 31, 2016	—	$—

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

franklintempleton.com

Annual Report

59

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

7. Credit Risk and Defaulted Securities

At March 31, 2016, the Fund had 10.01% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2016, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Dates	Cost	Value
4,441	[a] Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$51
79,464,087	[a] Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	904,500
6,435,002	[a] Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	73,246
	Total Restricted Securities (Value is 0.04% of Net Assets)		$910,191	$977,797

[a]The Fund also invests in unrestricted securities of the issuer, valued at $2,555,428 as of March 31, 2016.

10. Other Derivative Information

At March 31, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of		Consolidated Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Interest rate contracts	Variation margin	$—	Variation margin	$6,244,427	[a]

Foreign exchange contracts	Unrealized appreciation on OTC	2,629,638	Unrealized depreciation on OTC	40,283,203
	swap contracts		swap contracts

60 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of		Consolidated Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
Value recovery instruments	Investments in securities, at value	4,008,112
Totals		$6,637,750		$46,527,630

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Consolidated Statement of Investments. Only the
variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended March 31, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contacts		Realized			Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss)		Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(5,926,858)		Swap contracts	$(2,112,815)
Foreign exchange contracts	Foreign currency transactions	71,182,900	[a]	Translation of other assets and	(121,424,967)[a]
				liabilities denominated in
				foreign currencies
Equity contracts	Written options	2,231,799
Value recovery instruments	Investments	—		Investments	(746,898)
Totals		$67,487,841			$(124,284,680)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

For the year ended March 31, 2016, the average month end fair value of derivatives represented 2.20% of average month end net assets. The average month end number of open derivatives contracts for the year was 219.

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$2,629,638	$40,283,203

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and
Liabilities.

franklintempleton.com Annual Report 61

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

10. Other Derivative Information (continued)

At March 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received	than zero)
Counterparty
BOFA	$-	$-	$-	$-	$-
BZWS	314	(314)	-	-	-
CITI	773,346	(773,346)	-	-	-
DBAB	1,062,558	(1,062,558)	-	-	-
GSCO	10,093	(10,093)	-	-	-
HSBK	274,988	(274,988)	-	-	-
JPHQ	221,745	(221,745)	-	-	-
MSCO	223,908	(72,361)	-	-	151,547
SCNY	62,686	(62,686)	-	-	-
UBSW	-	-	-	-	-
Total	$2,629,638	$(2,478,091)	$-	$-	$151,547

[a]In some instances, the collateral amounts disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At March 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$954,166	$-	$-	$(870,000)	$84,166
BZWS	4,228,114	(314)	-	(4,227,800)	-
CITI.	2,598,319	(773,346)	-	(930,000)	894,973
DBAB	7,356,255	(1,062,558)	-	(4,730,000)	1,563,697
GSCO	1,755,126	(10,093)	-	(1,500,000)	245,033
HSBK	3,118,642	(274,988)	-	(2,785,000)	58,654
JPHQ	19,644,952	(221,745)	-	(16,035,000)	3,388,207
MSCO	72,361	(72,361)	-	-	-
SCNY	525,237	(62,686)	-	(462,551)	-
UBSW	30,031	-	-	-	30,031
Total	$40,283,203	$(2,478,091)	$-	$(31,540,351)	$6,264,761

aIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 63.

62 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended March 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

franklintempleton.com

Annual Report

63

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
South Africa	$—	$—	$977,797		$977,797
United Kingdom	312,784,646	98,684	219,924		313,103,254
United States	381,507,781	—	4,128,508		385,636,289
All Other Equity Investments[b]	880,352,628	—	—		880,352,628
Equity-Linked Securities	—	77,831,813	—		77,831,813
Corporate Bonds and Notes	—	47,996,322	—		47,996,322
Senior Floating Rate Interests	—	1,987,931	30,747		2,018,678
Foreign Government and Agency Securities	—	563,185,585	—		563,185,585
Escrows and Litigation Trusts	—	—	1,352	[c]	1,352
Short Term Investments	48,343,435	35,958,007	—		84,301,442
Total Investments in Securities	$1,622,988,490	$727,058,342	$5,358,328		$2,355,405,160

Other Financial Instruments
Forward Exchange Contracts	$—	$2,629,638	$—		$2,629,638

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$40,283,203	$—		$40,283,203
Swap Contracts.	—	6,244,427	—		6,244,427
Total Other Financial Instruments	$—	$46,527,630	$—		$46,527,630

[a]Includes common, preferred and convertible preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.
[c]Includes securities determined to have no value at March 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

64 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	BRL	Brazilian Real	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	COP	Colombian Peso	FRN	Floating Rate Note
CITI	Citigroup N.A.	EUR	Euro	GDP	Gross Domestic Product
CME	Chicago Mercentile Exchange	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	IDR	International Depositary Receipt
GSCO	Goldman Sachs Group, Inc.	INR	Indian Rupee	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	KRW	South Korean Won	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase Bank, N.A.	LKR	Sri Lankan Rupee
LCH	LCH Clearnet LLC	MXN	Mexican Peso
MSCO	Morgan Stanley and Co., Inc.	MYR	Malaysian Ringgit
SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol
UBSW	UBS AG	PHP	Philippine Peso
		PLN	Polish Zloty
		RSD	Serbian Dinar
		UYU	Uruguayan Peso

franklintempleton.com

Annual Report

65

TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Balanced Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Templeton Global Balanced Fund (the "Fund") at
March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 17, 2016

66 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $72,498,971 as a long term capital gain dividend for the fiscal year ended March 31, 2016.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 11.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $43,706,951 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

franklintempleton.com

Annual Report

67

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)		Trustee	Since 1994	145	Bar-S Foods (meat packing company)
300 S.E. 2nd Street					(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)		Trustee	Since 2008	40	Navient Corporation (loan
300 S.E. 2nd Street					management, servicing and asset
Fort Lauderdale, FL 33301-1923					recovery) (2014-present), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)		Trustee	Since 2001	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street					(2007-present) and AML Foods Limited
Fort Lauderdale, FL 33301-1923					(retail distributors) (1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)		Lead	Trustee since	145	Hess Corporation (exploration and
300 S.E. 2nd Street		Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Trustee	Independent		Canadian National Railway (railroad)
			Trustee since 2007		(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)		Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street					financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

68	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	40	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	145	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	145	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	24	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	40	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	69

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth			Length of	Fund Complex Overseen	Other Directorships Held
and Address		Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)		Trustee	Since 2006	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)		Chairman of	Chairman of the	145	None
One Franklin Parkway		the Board,	Board, Trustee
San Mateo, CA 94403-1906		Trustee and	since 2013,
		Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)		Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)		President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay		Chief Executive
Nassau, Bahamas		Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Adviors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)		Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway		Executive
San Mateo, CA 94403-1906		Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)		Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

70	Annual Report				franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

franklintempleton.com Annual Report 71

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares Capital
Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

72 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreements for each of the separate funds comprising the Templeton Global Investment Trust, including Templeton Global Balanced Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds, and subadvisory agreements where applicable, were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other

franklintempleton.com

Annual Report

73

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL BALANCED FUND
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewal. The Broadridge report for the Fund showed the investment performance of its Class A1 shares in comparison to a performance universe selected by Lipper, which have the same expense structure as the Fund’s Class A shares. Comparative performance for the Fund was shown for 2015 and for the previous 10 years ended December 31, 2015, or for a lesser period for Templeton Global Balanced Fund and for other funds, depending in when their operations commenced. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The Lipper performance universe for this Fund consisted of all retail and institutional mixed-asset target allocation moderate funds as selected by Lipper. The Fund’s objective is to seek both income and capital appreciation. The Broadridge report showed the Fund’s income return during 2015 and each of the annualized previous three-, five- and 10-year periods to be in the highest quintile of such performance universe. The Broadridge report showed the Fund’s 2015 total return to be in the second-lowest performing quintile of its performance universe and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the highest performing quintile for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Broadridge report and consistent with its objective of seeking both income and capital appreciation.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The Broadridge report for the Fund showed its contractual investment management fee rate was within 10 basis points of its Lipper expense group median, while its actual total expense ratio was within 13 basis points of the group’s median. The Board found such comparative expenses as shown in the Broadridge report to be acceptable.

74 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL BALANCED FUND
SHAREHOLDER INFORMATION

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The investment management advisory agreement for the Fund provides for breakpoints that are above the Fund’s existing asset size, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

franklintempleton.com

Annual Report

75

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON GLOBAL BALANCED FUND
SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

76 Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	325 A 05/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $263,860 for the fiscal year ended March 31, 2016 and $245,836 for the fiscal year ended March 31, 2015.

(b)   Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)   Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,590 the fiscal year ended March 31, 2016 and $4,500 for the fiscal year ended March 31, 2015.  The services for which these fees were paid include consulting and preparation of tax returns.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)   All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $672,151 for the fiscal year ended March 31, 2016 and $5,945 for the fiscal year ended March 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivative assessment, the review of system processes related to fixed income securities and certifying asset under management.

(e)  (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)  (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $676,741 for the fiscal year ended March 31, 2016 and $10,445 for the fiscal year ended March 31, 2015.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

  Laura F. Fergerson

  Chief Executive Officer - Finance and

  Administration

  Date May 26, 2016

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date May 26, 2016